Exhibit 99.1

Amendment no. 20100106.054.A.008

Amendment

20100106.054.A.008

Between

Mobile Iron, Inc.

And

AT&T Services, Inc.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

Amendment no. 20100106.054.A.008

Amendment 8

to

AT&T-Mobile Iron Resale Agreement

This Amendment (this “Amend.”), effective on the date when signed by the last of the two Parties to so sign, and amending Resale Agreement No. 20100106.054.C effective April 22, 2010 (the “Agreement”), is between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”) (each, a “Party” and together, the “Parties”).  In the event of a conflict between the terms of this Amend. and the terms of the Agreement, the terms of this Amend. will control.  Capitalized terms used but not otherwise defined in this Amend. shall have the meanings assigned to them in the Agreement.

*       *       *

Supplier and AT&T are Parties to the Agreement under which Supplier authorizes AT&T to resell Supplier’s material and services to AT&T Customers.

In consideration of the premises and the covenants hereinafter contained, the Parties agree:

1.   Section 4.28, AT&T Supplier Information Security Requirements (SISR), is added to the Agreement as follows:

4.28. AT&T Supplier Information Security Requirements (SISR)

Supplier agrees to comply with the AT&T Supplier Information Security Requirements (SISR) set forth in Appendix O attached hereto and incorporated by reference herein. Supplier agrees to provide such additional documentation as AT&T may reasonably request to demonstrate that Software and/or computer systems Supplier develops, designs, supports and/or uses under this Agreement that are subject to SISR comply with the standards and requirements set forth in SISR. [* * *]

2.   Appendix O, “Supplier Information Security Requirements (SISR)”, is added to the Agreement as it is attached to this Amend.

3.   Section 3.20, Invoicing and Payment, is deleted in its entirety and replaced as follows:

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Amendment no. 20100106.054.A.008

3.20 Invoicing and Payment

AT&T will provide to Supplier, Partner Reconciliation Management (PRM) settlement reports (for Material and Services other than AT&T MDM Solution) that will identify total accrued payments for the Material and Services within [* * *] days after the end of each month. The PRM reports will identify what the beginning and end dates are for each settlement period.

Supplier has up to [* * *] days from receipt of the PRM settlement reports (“Dispute Period”) to notify AT&T in writing of any discrepancy between Supplier’s records and the PRM settlement report. [* * *]

Supplier and AT&T will work together in good faith to resolve any discrepancies [* * *].   Supplier will invoice AT&T based on a final reconciliation between Supplier records and PRM settlement reports.  AT&T shall have up to [* * *] days after receipt of the invoice to pay Supplier. [* * *]

For NRC transactions, Supplier will invoice AT&T based on the Supplier’s record of actual Orders fulfilled on or before the last day of the applicable month. The invoice will include sufficient line item detail including AT&T order number, product codes, order date, ship date, unit cost, extended cost and other appropriate data to allow for validation against AT&T order activity inventory and billing records. [* * *] AT&T shall have [* * *] after receipt of a validated invoice to pay Supplier.

AT&T will also withhold for submission to the appropriate taxing authority any taxes that are charged in connection with the MRC in accordance with Section 3.36, Taxes.

If an Order or an Appendix specifies that Supplier may submit invoices for progress payments prior to Acceptance, Supplier is permitted to submit invoices at the end of each month and AT&T shall make progress payments to Supplier [* * *] days after receipt of such invoices.  Such progress payments are not to exceed [* * *] of the price of satisfactorily completed Work at the time of billing, as determined by AT&T.  Supplier shall earmark and apply such progress payments to expenses incurred for Services or Material used in performance of the Order for AT&T.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Amendment no. 20100106.054.A.008

*       *       *

The terms and conditions of the Amendment in all other respects remain unchanged and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature on an original document.  This Amend. may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, each Party has caused this Amend. to signed by its duly authorized representative.

Mobile Iron, Inc.		AT&T Services, Inc.

By:		By:

Printed Name:		Printed Name:	Philip Jurecky

Printed Title:		Title:	Senior Contract Manager

Date:	November , 2014	Date:	November , 2014

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

4

Amendment no. 20100106.054.A.008

Appendix O — AT&T Supplier Information Security Requirements (SISR)

(AT&T Supplier Information Security Requirements (SISR) — v5.2, November, 2013)

The following AT&T Supplier Information Security Requirements (“Security Requirements”) apply to Supplier, its affiliates, its subcontractors, and each of their employees and/or temporary workers, contractors, vendors and/or agents who perform any Services for, on behalf of, and/or through AT&T and/or other obligations (for the purpose of this Appendix, each or all “Supplier”) that include any of the following (such Services, the “Applicable Services”):

1.   The collection, storage, handling, or disposal of AT&T’s Information;

2.   Providing or supporting AT&T branded services using non-AT&T Information Resources (as defined below);

3.   Connectivity to AT&T’s Nonpublic Information Resources (as defined below);

4.   Incidental and/or AT&T-paid-for development of any software to the extent produced or developed by or on behalf of Supplier, or forming part of any software, pursuant to the Agreement to which these Security Requirements are attached (including under any statement of work, exhibit, order or other document under, subordinate to, or referencing this Agreement) for the development of which AT&T has been charged monies; or

5.   Website hosting and development for AT&T and/or AT&T’s customers.

Supplier represents and warrants that during the term of the Agreement that applies to the Applicable Services and thereafter (as applicable with respect to Supplier’s obligations under the Survival of Obligations clause with respect to the Applicable Services) Supplier is, and shall continue to be, in compliance with its obligations as set forth herein. [* * *] The provisions of this Appendix shall not be deemed to, and shall not, limit any more stringent security or other obligations of the Agreement. Section and paragraph headings contained in parentheses that follow the requirements below are for reference purposes only and are not to affect the meaning or interpretation of these Security Requirements.

AT&T reserves the right to update or modify its Security Requirements from time to time. Upon notification by AT&T of its need to modify the Security Requirements, Supplier agrees to promptly negotiate in good faith an amendment to the Agreement to incorporate any such modification. Supplier acknowledges that AT&T may require modifications to Security Requirements:

1.   Upon extension or renewal of the Agreement;

2.   Upon any change in work scope or other substantive modification of the Agreement; or

3.   At such time that AT&T deems reasonably necessary.

Definitions:

Unless otherwise set forth or expanded herein, defined terms shall have the same meaning as set forth in the main body of the Agreement.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Amendment no. 20100106.054.A.008

“Customer Facing System(s)” means an Information Resource(s) accessible from public networks, intended for use by AT&T and/or its customers, which resides in a Demilitarized Zone (DMZ), as defined below, and where that DMZ:

a.   Is protected by firewalls located between the Internet and the DMZ, between that DMZ and all other DMZs, and between the DMZ and the AT&T intranet,

b.   Prohibits incoming TELNET connections from public networks, and

c.   Prohibits incoming File Transfer Protocol (FTP) connections from public networks except to specific   systems known as “FTP drop boxes”.

Note: A Customer Facing System which also is used by AT&T employees, contractors, vendors or suppliers to perform work on behalf of AT&T is not considered a Customer Facing System when performing such work.

“CPNI” (Customer Proprietary Network Information) as that term is defined in the Telecommunications Act of 1996, 47 U.S.C. §222 (h)(1).

“Demilitarized Zone” or “DMZ” is a physical or virtual network or sub-network that sits between a trusted internal network, such as a corporate private Local Area Network (LAN), and an untrusted external network, such as the public Internet. A DMZ helps prevent outside users from gaining direct access to internal Information Resources. Inbound packets from the untrusted external network must terminate within the DMZ and must not be allowed to flow directly through to the trusted internal network. All inbound packets which flow to the trusted internal network must only originate within the DMZ.

The DMZ must be separated from the untrusted external network by use of a Security Gateway and must be separated from the trusted internal network by use of either:

a.   another Security Gateway, or

b.   the same Security Gateway used to separate the DMZ from the untrusted external network, in which case the Security Gateway must ensure that packets received from the untrusted external network are either immediately deleted or if not deleted are routed only to the DMZ with no other processing of such inbound packets performed other than possibly writing the packets to a log.

The following must only be located within the trusted internal network:

a.   Any of AT&T’s Sensitive Personal Information (SPI) stored without the use of Strong Encryption,

b.   The official record copy of information to be accessed from requests originating from the untrusted external network,

c.   The official record copy of information to be modified as the result of requests originating from the untrusted external network,

d.   Database servers,

e.   All exported logs, and

f.   Development environments and source code.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Amendment no. 20100106.054.A.008

The following must not be located within the DMZ:

a.   Authentication credentials not protected by the use of Strong Encryption.

“Incident Management Process” is a Supplier-developed documented procedure to be followed in the event of an actual or suspected attack upon, intrusion upon, unauthorized access to, loss of, or other breach involving AT&T’s Information Resources.

“Information Resource(s)” means systems, applications, networks, network elements, and other computing and information storage devices, including smart phones, tablets, and USB memory sticks, and such other resources used to store, transmit, or process AT&T Information  and/or used by Supplier in fulfillment of its obligations to provide Applicable Services under the Agreement.

“Location Based Information” or “LBI” means information that identifies the current or past location of a specific individual’s mobile device. LBI contains two factors both of which must be present and able to be associated with each other. These two factors are: (1) a mobile device’s physical location (e.g. a map address, or latitude and longitude together with altitude where known) derived from the mobile device through activities such as GPS (Global Positioning System ) or network connectivity rather than as a result of user action (e.g. revealing location in the content of an email or SMS text message), and (2) an individual’s identity derived from a unique identifier assigned to that mobile device such as customer name, MSISDN (Mobile Subscriber Integrated Services Digital Network-Number), IMSI (International Mobile Subscriber Identity), IMEI (International Mobile Station Equipment Identity) or ICCID (Integrated Circuit Card Identifier).

“Mobile and Portable Devices” means mobile and/or portable computers, devices, media and systems capable of being easily carried, moved, transported or conveyed that are used by Supplier in connection with providing Applicable Services under the Agreement. Examples of such devices include laptop computers, tablets,  USB hard drives, USB memory sticks, Personal Digital Assistants (PDAs), and wireless phones, such as smartphones.

“Nonpublic Information Resources” means those Information Resources used by Supplier to provide Applicable Services under the Agreement to which access is restricted and cannot be gained without proper authorization and identification.

“Sensitive Personal Information” or “SPI” means any information provided to Supplier by AT&T or AT&T’s Customer in connection with Supplier’s performance of the Applicable Services under the Agreement that: (a) requires a high degree of protection by law and where loss or unauthorized disclosure would require notification by AT&T to government agencies, individuals or law enforcement, and (b) any information that, if made public, could expose individuals to a risk of physical harm, fraud, or identity theft. Examples of SPI include, but are not limited to, social security numbers, national government issued identification numbers, such as passport and visa numbers, state- or province-issued identification numbers, drivers license numbers, dates of birth, bank account numbers, credit card numbers, customer authentication credentials, Protected Health Information (PHI) as defined by the Health Insurance Portability and Accountability Act (HIPAA) and Location Based Information (LBI) (as defined above). Note: Authentication credentials, encryption keys, and

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Amendment no. 20100106.054.A.008

encryption passwords used to protect Sensitive Personal Information are themselves classified as Sensitive Personal Information.

“Security Gateway” means a set of control mechanisms between two or more networks having different trust levels which filter and log traffic passing, or attempting to pass, between networks, and the associated administrative and management servers. Examples of Security Gateways include firewalls, firewall management servers, hop boxes, session border controllers, proxy servers, and intrusion prevention devices.

“Strong Authentication” means the use of authentication mechanisms and authentication methodologies stronger than the passwords required by Security Requirement 34 herein. Examples of Strong Authentication mechanisms and methodologies include digital certificates, two-factor authentication, and one-time passwords.

“Strong Encryption” means the use of encryption technologies with minimum key lengths of 128-bits for symmetric encryption and 1024-bits for asymmetric encryption whose strength provides reasonable assurance that it will protect the encrypted information from unauthorized access and is adequate to protect the confidentiality and privacy of the encrypted information, and which incorporates a documented policy for the management of the encryption keys and associated processes adequate to protect the confidentiality and privacy of the keys and passwords used as inputs to the encryption algorithm.

In accordance with the foregoing, Supplier shall:

System Security

1.   Actively monitor industry resources (e.g., www.cert.org and pertinent software vendor mailing lists and websites) for timely notification of all applicable security alerts pertaining to Supplier’s Information Resources. (Security Alerts)

2.   At least quarterly,  , and in addition immediately following all significant changes and upgrades, scan externally-facing Information Resources, including, but not limited to, networks, servers, and applications, with applicable industry-standard security vulnerability scanning software to uncover security vulnerabilities. (Externally-facing System Scanning)

3.   At least quarterly, and in addition immediately following all significant changes and upgrades,  scan internal Information Resources, including, but not limited to, networks, servers, applications and databases, with applicable industry-standard security vulnerability scanning software to uncover security vulnerabilities, ensure that such Information Resources are properly hardened as documented in Security Requirement 9 below, and identify any unauthorized wireless networks. (Internal System Scanning)

4.   RESERVED

5.   In environments where such technology is commercially available and to the extent practicable, deploy one or more Intrusion Detection Systems (IDS), Intrusion Prevention Systems (IPS), or Intrusion Detection and Prevention Systems (IDP) in an active mode of operation that monitors all traffic entering and leaving Information Resources in conjunction with the Agreement. (Intrusion Detection/Prevention Systems)

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Amendment no. 20100106.054.A.008

6.   Have and use a documented process to remediate security vulnerabilities in the Information Resources, including, but not limited to, those discovered through industry publications, vulnerability scanning, virus scanning, and the review of security logs, and apply appropriate security patches promptly with respect to the probability that such vulnerability can be or is in the process of being exploited. (Remediating/Patching Service Vulnerabilities)

7.   Assign security administration responsibilities for configuring host operating systems to specific individuals. (Security Administration Responsibilities)

8.   Require that its technology personnel performing the Applicable Services have reasonable and necessary experience in information and network security. (Necessary Staff Experience)

9.   Ensure that all of Supplier’s Information Resources are and remain ‘hardened’ including, but not limited to, removing or disabling unused network and other services (e.g., finger, rlogin, ftp, and simple Transmission Control Protocol/Internet Protocol (TCP/IP) services) and installing a system firewall, Transmission Control Protocol (TCP) wrappers or similar technology. (Hardened Systems)

10. Change all default account names and/or default passwords. (Changing Default Account Names and Passwords)

11. Limit system administrator (also known as root, privileged, or super user) access to operating systems intended for use by multiple users only to individuals requiring such high-level access in the performance of their jobs. (Limit Super User Privileges)

12. Require application, database, network and system administrators to restrict access by users to only the commands, data and Information Resources necessary for them to perform authorized functions. (Administrators to Restrict User Access)

Physical Security

13. Ensure that all of Supplier’s Information Resources intended for use by multiple users are located in secure physical facilities with access limited and restricted to authorized individuals only. (Information Resources in Secure Facilities)

14. Monitor and record, for audit purposes, access to the physical facilities containing Information Resources intended for use by multiple users used in connection with Supplier’s performance of its obligations under the Agreement. (Monitoring and Recording Access)

Network Security

15. When providing Internet-based services to AT&T, protect AT&T’s Information by the implementation of a network DMZ. Web servers providing service to AT&T shall reside in the DMZ. Information Resources storing AT&T’s Information (such as application and database servers) shall reside in a trusted internal network. (Internet Services Must Use DMZ)

16. Within thirty (30) days following AT&T’s written request, provide to AT&T a logical network diagram documenting the Information Resources (including, but not limited to, Security Gateways, servers, etc.) that will support the Applicable Services being provided to AT&T. (Provision of Logical Network Diagram)

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Amendment no. 20100106.054.A.008

17. Have  a documented process and controls in place to detect and handle unauthorized attempts to access AT&T’s Information. (Detection and Handling of Unauthorized Access)

18. a.   Use Strong Encryption for the transfer of AT&T’s Information outside of AT&T-controlled or Supplier-controlled networks or when transmitting AT&T’s Information over any untrusted network.

b.   Additionally, by no later than July 1, 2014, always use Strong Encryption to AT&T’s SPI when transmitted over any AT&T- or Supplier-controlled network.

(Note: This also applies to AT&T Information contained in email, or the attachments embedded within the email, as the case may be. For greater clarity, if, for example, the text in an email does not contain AT&T’s Information, but the embedded attachments within that email do contain AT&T’s Information, then the embedded attachments, but not the email, need to be encrypted.) (Encryption of Information in Transit)

19. Require Strong Authentication for any remote access use of Nonpublic Information Resources. (Remote Access Authentication)

Information Security

20. Isolate AT&T’s applications and AT&T’s Information from any other customer’s or Supplier’s own applications and information either by using physically separate servers or alternatively by using logical access controls where physical separation of servers is not implemented. (Separate AT&T’s Information from non-AT&T information)

21. Have documented procedures for the secure backup and recovery of AT&T’s Information which shall include, at a minimum, procedures for the transport, storage, and disposal of the backup copies of AT&T’s Information and, within thirty (30) days following AT&T’s written request, provide such documented procedures to AT&T. (Secure Backup, Transport, Storage and Disposal of AT&T’s Information)

22. Maintain and, upon AT&T’s request, furnish to AT&T a high level, documented disaster recovery plan that is designed to ensure that Supplier can meet its contractual obligations to perform the Applicable Services under the Agreement, including the requirements of any applicable Statement of Work or Service Level Agreement. Such plan shall include the requirement that the included selected procedures be regularly tested at least annually. Supplier shall promptly review such plan to address additional threat scenarios. . (Disaster Recovery Plan)

23. Use Strong Encryption to protect AT&T’s SPI when stored. (Encryption of SPI at Rest/Storage)

24. Limit access to AT&T’s Information, including, but not limited to, paper hard copies, only to authorized persons or systems. (Limit Access to AT&T’s Information Regardless of Form)

25. Be compliant with any applicable government- and industry-mandated information security standards. (Examples of such standards include, but are not limited to, the Payment Card Industry-Data Security Standards (PCI-DSS), National Automated Clearing House Associates (NACHA) Rules, and Electronic Data Interchange (EDI) standards, and the

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Amendment no. 20100106.054.A.008

information security requirements documented within laws, such as HIPAA.) (Compliance with Industry and Government Requirements)

26. To the extent permitted under applicable law and/or the relevant agreement under which Customer Information was obtained by Supplier in performing Services under this agreement  (if applicable), at no additional charge to AT&T:

a.   Upon AT&T’s request, provide copies of any of AT&T’s Information to AT&T within thirty (30) days of such request.

b.   Return, or, at AT&T’s option, destroy all of AT&T’s Information, including electronic and hard copies, within thirty (30) days after the sooner of:

i.   expiration or Termination of the Agreement;

ii.   AT&T’s request for the return of AT&T’s Information; or

iii.   the date when Supplier no longer needs AT&T’s Information to perform Services under the Agreement.

c.   In the event that AT&T approves destruction as an alternative to returning AT&T’s Information, then certify in writing the destruction (e.g., degaussing, overwriting, performing a secure erase, performing a chip erase, shredding, cutting, punching holes, breaking, etc.) as rendering AT&T’s Information non-retrievable.

d.   In the event that Supplier needs to retain copies of AT&T’s Information more than thirty (30) days past either the expiration or Termination of the Agreement, or AT&T’s request for the return or destruction of AT&T’s Information, Supplier shall be allowed to retain such copies when elsewhere agreed to in writing with AT&T. Exception: Copies of AT&T’s Information retained as part of a backup-and-recovery, business continuity or disaster recovery process may be retained for more than thirty (30) days past the expiration or Termination of the Agreement without obtaining agreement in writing from AT&T allowing such retention provided that all such copies are destroyed within no more than three (3) years of the date of creation. (Return of AT&T’s Information)

27. Unless otherwise instructed by AT&T in writing,  all Information collected generated or  processed by Supplier for, through or on behalf of AT&T in connection with performing the Applicable Services or otherwise under the AT&T brand shall be deemed to be AT&T Information. , Supplier shall treat all such Information as AT&T Information and whenever practicable, label such Information of AT&T as “AT&T Proprietary Information” or at a minimum, label AT&T’s Information as “Confidential” or “Proprietary”. Supplier acknowledges that AT&T’s Information shall remain AT&T-owned Information irrespective of labeling or the absence thereof. (Confidential or Proprietary Markings)

Identification and Authentication

28. Assign unique UserIDs to individual users. (Unique UserIDs)

29. Have and use a documented UserID lifecycle management process including, but not limited to, procedures for approved account creation, timely account removal, and account modification (e.g., changes to privileges, span of access, functions/roles) for all Information Resources and across all environments (e.g., production, test, development, etc.). Such

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Amendment no. 20100106.054.A.008

process shall include review of access privileges and account validity to be performed at least annually. (UserID Life Cycle Management)

30. Enforce the rule of least privilege (i.e., limiting access to only the commands and Information Resources necessary to perform authorized functions according to one’s job function). (Rule of Least Privilege)

31. Where multi-factor user/device authentication is not employed, limit failed login attempts to no more than six (6) successive attempts and lock the user account upon reaching that limit. Access to the user account can be reactivated subsequently through a manual process requiring verification of the user’s identity or, where such capability exists, can be automatically reactivated after at least three (3) minutes from the last failed login attempt. Exception: Where elsewhere authorized in writing by AT&T, AT&T customer usage of Customer Facing Systems may be exempted from this requirement. (Limit Failed Logins)

32. Where multi-factor user/device authentication is not employed, terminate interactive sessions, or activate a secure, locking screensaver requiring authentication, after a period of inactivity not to exceed fifteen (15) minutes. Exception: Where elsewhere authorized in writing by AT&T, AT&T customer usage of Customer Facing Systems may be exempted from this requirement. (Terminate Inactive Interactive Sessions)

33. Require password expiration at regular intervals not to exceed one hundred eighty (180) days. Exception: Where elsewhere authorized in writing by AT&T, AT&T customer usage of Customer Facing Systems may be exempted from this requirement. (Expire Passwords)

34. a.   Use an authentication method based on the sensitivity of AT&T’s Information. Whenever authentication credentials are stored, Supplier shall protect them using Strong Encryption.

b.   When passwords are used, they shall be complex and shall at least meet the following password construction requirements:

•   Be a minimum of six (6) characters in length.

•   Contain characters from at least two (2) of these groupings: alphabetic, numeric, and special characters.

•   Not be the same as the UserID with which they are associated.

•   To the extent possible under the applicable software or hardware, not contain repeating or sequential characters or numbers.

Exception: Where elsewhere authorized in writing by AT&T, AT&T customer usage of Customer Facing Systems may be exempted from the password construction requirements.

c.   Applications housing more sensitive copies of AT&T’s Information, as identified in writing by AT&T, may require an authentication mechanism stronger than passwords. In such case the authentication mechanism shall be mutually agreed to in advance in writing. Examples of stronger authentication methods include Strong Authentication, passphrases, and biometrics. (Passwords and Construction Rules)

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Amendment no. 20100106.054.A.008

35. Use a secure method for the conveyance of authentication credentials (e.g., passwords) and authentication mechanisms (e.g., tokens or smart cards) for Supplier personnel who are authorized to have access to Supplier’s production systems that process AT&T’s Information. (Use Secure Method to Convey UserIDs and Passwords)

Warning Banner

36. For AT&T branded products or services or for software developed for AT&T, display a warning banner on login screens or pages as specified in writing by AT&T. (Display Warning Banners)

Software and Data Integrity

37. In environments where antivirus software is commercially available and to the extent practicable, (it being acknowledged that it is not practicable or required where a server merely hosts data for storage or retrieval but, itself, does not have access to such data), have current antivirus software installed and running to scan for and promptly remove or quarantine viruses and other malware.   (Note: For the avoidance of doubt, this requirement also applies to Mobile and Portable Devices where antivirus software is commercially available.) Supplier fully complies with this requirement for laptop devices but other portable devices do not employ antivirus software due to usage of compensating control by using containerized software that limits access to the Information .(Scan and Remove Viruses)

38. Separate non-production Information Resources from production Information Resources. (Separate Production and Non-Production Information Resources)

39. Have a documented change control process including back-out procedures for all production environments. (Software Change Control Process)

40. For applications which utilize a database that allows modifications to AT&T’s Information, have database transaction logging features enabled and retain database transaction logs for a minimum of six (6) months. (Utilize Database Transaction Logging)

41. a.   For all software developed under a statement of work under  this Agreement, review such software to find and remediate security vulnerabilities during initial implementation and upon any modifications and updates.

b.   Where technically feasible, for all software used, furnished and/or supported in connection with providing such Services under the Agreement, review such software to find and remediate security vulnerabilities during initial implementation and upon any modifications and updates. (Review Code for Vulnerabilities)

42. Perform quality assurance testing for the security components (e.g., testing of identification, authentication and authorization functions), as well as any other activity designed to validate the security architecture, during initial implementation and upon any modifications and updates. (Quality Assurance Test Security Components)

Privacy Issues

43. Restrict access to any of AT&T’s CPNI and AT&T’s SPI to authorized individuals. (Restrict Access to AT&T CPNI and SPI)

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Amendment no. 20100106.054.A.008

44. e Not store  AT&T’s CPNI and AT&T’s SPI on removable media (e.g., USB flash drives, thumb drives, memory sticks, tapes, CDs, or external hard drives) except: (a) for backup, business continuity, disaster recovery, and data interchange purposes as allowed and required under contract, and (b) using Strong Encryption. Exception: Where elsewhere authorized in writing by AT&T, AT&T’s CPNI stored for distribution to AT&T’s customers may be exempted from this requirement. (Control AT&T CPNI and SPI on Removable Media)

Monitoring and Auditing Controls

45. Restrict access to security logs to authorized individuals, and protect security logs from unauthorized modification. (Restrict Access to Security Logs)

46. Maintain an automated security log alert function and, when alerted,  review the applicable security and security-related audit logs for anomalies and document and resolve all logged security problems in a timely manner. (Review Security Logs and Resolve Security Problems)

). Retain complete and accurate records relating to its performance of its obligations arising out of these Security Requirements that require a record to be kept or be able to demonstrate Supplier’s compliance herewith in a format that will permit assessment or audit for a period of no less than one (1) year, or longer as may be required pursuant to a court order or civil or regulatory proceeding. Notwithstanding the foregoing, Supplier shall only be required to maintain security logs for a minimum of six (6) months. (Retain Records)

AT&T to conduct an assessment or audit to verify Supplier’s compliance with its contractual obligations in connection with these AT&T Supplier Information Security Requirements. Upon AT&T’s request for audit, Supplier shall schedule a security audit to commence within thirty (30) days from such request. In the event that AT&T,  and Supplier mutually agree  a security breach has occurred, which has not been promptly reported to AT&T in compliance with the Supplier’s Incident Management Process, Supplier shall schedule the audit to commence within  five (5)  days of AT&T’s notice requiring an audit. This provision shall not be deemed to, and shall not, limit any more stringent audit obligations permitting the examination of Supplier’s records contained in the Agreement. (Audit Rights)

49. Within thirty (30) days of receipt of the assessment or audit report, provide AT&T a written report outlining the corrective actions that Supplier has implemented or proposes to implement with the schedule and current status of each corrective action. Supplier shall update this report to AT&T every thirty (30) days reporting the status of all corrective actions through the date of implementation. Supplier shall implement all corrective actions within ninety (90) days of Supplier’s receipt of the assessment or audit report. (Remediate Audit Findings)

Reporting Violations

50. Have and use an Incident Management Process and promptly notify AT&T whenever there is an attack upon, intrusion upon, unauthorized access to, loss of, or other breach of AT&T’s Information Resources at:

a.   Asset Protection by telephone at 800-807-4205 from within the US and at 1-908-658-0380 from elsewhere, and

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

14

Amendment no. 20100106.054.A.008

b.   Supplier’s contact within AT&T for Service-related issues.

(Maintain and Use Incident Response Procedures)

51. After notifying AT&T whenever there is a known attack upon, intrusion upon, unauthorized access to, loss of, or other breach of AT&T’s Information Resources that are under Supplier’s control, provide AT&T with regular status updates, including, but not limited to, actions taken to resolve such incident, at mutually agreed intervals or times for the duration of the incident and, within five (5) business days of the closure of the incident, provide AT&T with a written report describing the incident, actions taken by the Supplier during its response and Supplier’s plans for future actions to prevent a similar incident from occurring. (Provide AT&T Incident Response Status and Final Resolution)

Software Development

52. RESERVED

Security Policies and Procedures

53. Require that all personnel, subcontractors or representatives performing Applicable Services under this Agreement are in compliance with these Security Requirements. (All Work to Be In Compliance with SISR)

54. RESERVED

55. Return all AT&T-owned or -provided access devices (including, but not limited to, SecurID® tokens and/or software) as soon as practicable, but in no event more than fifteen (15) days after the sooner of: (a) expiration or Termination of the Agreement; (b) AT&T’s request for the return of such property; or (c) the date when Supplier no longer needs such devices. (Return all AT&T Owned or Provided Access Devices)

Mobile and Portable Devices

56 Use Strong Encryption to protect all of AT&T’s Information stored on Mobile and Portable Devices

57 Use Strong Encryption to protect all of AT&T’s Information transmitted using or remotely accessed by network-aware Mobile and Portable Devices.

58 a.   When using network aware Mobile and Portable Devices that are not laptop computers to access and/or store AT&T’s Information, such devices must be capable of deleting all stored copies of AT&T’s Information upon receipt over the network of a properly authenticated command. (Note: Such capability is often referred to as a “remote wipe” capability.)

b.   Have documented policies, procedures and standards in place to ensure that the authorized individual who should be in physical control of a network-aware Mobile and Portable Device that is not a laptop computer and that is storing AT&T’s Information.  Authorized user must  promptly notify Supplier when such individual becomes aware that the device has been lost or stolen so that Supplier can initiate the remote wipe of all AT&T’s Information when the device becomes lost or stolen.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

15

Amendment no. 20100106.054.A.008

c.   Have documented policies, procedures and standards in place to ensure that Mobile and Portable Devices that are not laptop computers and are not network aware are prohibited from storing AT&T’s Information.

59. Have documented policies, procedures and standards in place which ensure that any Mobile and Portable Devices used to access and/or store AT&T’s Information:

a.   Are in the physical possession of authorized individuals;

b.   Are physically secured when not in the physical possession of authorized individuals; or

c.   Have their data storage promptly and securely deleted when not in the physical possession of authorized individuals nor physically secured.

60. Prior to allowing access to AT&T’s Information stored on or through the use of Supplier administered or managed Mobile and Portable Devices, Supplier shall have and use a process to ensure that:

a.   The user is authorized for such access; and

b.   The identity of the user has been authenticated.

61. Implement a policy that prohibits the use of any Mobile and Portable Devices that are not administered and/or managed by Supplier or AT&T to access and/or store AT&T’s Information.

62. Review, at least annually, the policies governing the use of, and controls for, all Supplier-administered or -managed Mobile and Portable Devices that access or store AT&T’s Information to confirm that such policies are appropriately designed to ensure that such  Mobile and Portable Devices can meet the applicable Security Requirements.

Security Gateways

63. Require Strong Authentication for administrative and/or management access to Security Gateways, including, but not limited to, any access for the purpose of reviewing log files.

64. Have and use documented controls, policies, processes and procedures to ensure that unauthorized users do not have administrative and/or management access to Security Gateways, and that user authorization levels to administer and manage Security Gateways are appropriate.

At least once every six (6) months, take reasonable measures designed to ensure that Security Gateway configurations are hardened by selecting a sample of Security Gateways and verifying that each default rule set and set of configuration parameters is configured to provide the expected result against a sample risk or threat using some of the following:

a.   Internet Protocol (IP) source routing is disabled,

b.   The loopback address is prohibited from entering the internal network,

c.   Anti-spoofing filters are implemented,

d.   Broadcast packets are disallowed from entering the network,

e.   Internet Control Message Protocol (ICMP) redirects are disabled,

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

16

Amendment no. 20100106.054.A.008

f.   All rule sets end with a “DENY ALL” statement, and

g.   Each rule is traceable to a specific business request.

66. Ensure that monitoring tools are used to validate that all aspects of Security Gateways (e.g., hardware, firmware, and software) are continuously operational.

67. Ensure that all Security Gateways are configured and implemented such that all non-operational Security Gateways shall deny all access.

Wireless Networking

68. When using radio frequency (RF) based wireless networking technologies to perform or support Services for AT&T, ensure that all of AT&T’s Information transmitted is protected by the use of appropriate encryption technologies sufficient to protect the confidentiality of AT&T’s Information; provided, however, that in any event such encryption shall use no less than key lengths of 256-bits for symmetric encryption and 256-bits for asymmetric encryption. Exception: The use of RF-based wireless headsets, keyboards, microphones, and pointing devices, such as mice, touch pads, and digital drawing tablets, is excluded from this requirement.

Connectivity Requirements

Connectivity requirements are not applicable to services being provided under this agreement. Supplier is prohibited from any form of connectivity into AT&T’s non-public network to provide services under this agreement

69. In the event that a data connection agreement, such as a “Master Data Connection Agreement,” “Data Connection Agreement,” and/or “Connection Supplement” (“DCA”) exists between the Parties, and incorporates the Agreement by reference, or is otherwise integrated with, or used to govern the Parties’ connectivity obligations under, this Agreement, agree that any information security requirements incorporated within such DCA are hereby superseded by the terms of these Security Requirements, effective as of the date these Security Requirements become effective under the Agreement, and the terms of such DCA are amended to require that the Security Requirements and not the information security requirements incorporated within the DCA are controlling in the Agreement (as well as any agreements subordinate to the Agreement). Notwithstanding the foregoing, the DCA remains in full force and effect for all other agreements between the Parties to which it applies.

70. In the event that Supplier has, or will be provided, connectivity to AT&T’s or AT&T’s customers’ Nonpublic Information Resources in conjunction with this Agreement, then in addition to the foregoing:

a.   Use only the mutually agreed upon facilities and connection methodologies to interconnect AT&T’s and AT&T’s customers’ Nonpublic Information Resources with Supplier’s Information Resources.

b.   NOT establish interconnection to AT&T’s and AT&T’s customers’ Nonpublic Information Resources without the prior consent of AT&T.

c.   Provide AT&T access to any applicable Supplier facilities during normal business hours for the maintenance and support of any equipment (e.g., router) provided by AT&T under

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

17

Amendment no. 20100106.054.A.008

the Agreement for connectivity to AT&T’s and AT&T’s customers’ Nonpublic Information Resources.

d.   Use any equipment provided by AT&T under this Agreement for connectivity to AT&T’s and AT&T’s customers’ Nonpublic Information Resources only for the furnishing of those Services or functions explicitly authorized in the Agreement.

e.   If the agreed upon connectivity methodology requires that Supplier implement a Security Gateway, maintain logs of all sessions using such Security Gateway. These session logs must include sufficiently detailed information to identify the end user or application, origination IP address, destination IP address, ports/service protocols used and duration of access. These session logs must be retained for a minimum of six (6) months.

71. In the event that Supplier has, or will be provided, connectivity to AT&T’s or AT&T’s customers’ Nonpublic Information Resources in conjunction with this Agreement, in addition to other rights set forth herein, permit AT&T to:

a.   Gather information relating to access, including Supplier’s access, to AT&T’s and AT&T’s customers’ Nonpublic Information Resources. This information may be collected, retained and analyzed by AT&T to identify potential security risks without further notice. This information may include trace files, statistics, network addresses, and the actual data or screens accessed or transferred.

b.   Immediately suspend or terminate any interconnection to AT&T’s and AT&T’s customers’ Nonpublic Information Resources if AT&T, in its sole discretion, believes there has been a breach of security or unauthorized access to or misuse of AT&T data facilities or AT&T Information Resources.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

18

BLANK PAGE

20100106.054.A.009

Amendment

No. 20100106.054.A.009

Between

MobileIron, Inc.

And

AT&T Services, Inc.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

20100106.054.A.009

Amendment NO. 9

TO

AGREEMENT NO. 20100106.054.C

After all Parties have signed, this Supplement is made effective as of the last date signed by a Party (“Effective Date”) and is between MobileIron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties.”

WITNESSETH

WHEREAS, Supplier and AT&T entered into Agreement No. 20100106.054.C on April 22, 2010, (the “Agreement”), as previously amended; and

WHEREAS, Supplier and AT&T desire to supplement the Agreement, solely with respect to the Services provided by Supplier in relation to educational institutions, as described below, as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1.   The following definition of Student Information is added to Section 2.11, Customer Information:

“Student Information” means Customer Information that is  Personally Identifiable Information identified in 34 C.F.R. § 99.3 that is provided by AT&T, its Affiliates or AT&T’s Customer to Supplier or is otherwise obtained by Supplier in connection with providing services to educational institutions under this Agreement.

2.   Section 3.17., b.5.,  Information, is hereby deleted in its entirety and replaced with the following:

“ 5. upon the disclosing Party’s request, promptly return, or destroy all or any requested portion of the Information, including but not limited to Customer Information relating to a particular individual that is used, accessed or stored by Supplier in its provision of the Service, including tangible and electronic copies, notes, summaries, extracts, mail or other communications, and upon written request provide written certification within 15 business days to the disclosing Party that such Information has been returned or destroyed, provided

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

20100106.054.A.009

that, except for Student Information, with respect to archival or back-up copies of Information that reside on the receiving Party’s systems, the receiving Party shall be deemed to have complied with its obligations under this clause  if it makes reasonable efforts to expunge from such systems, or to permanently render irretrievable, such copies.”

3.   Section 4.5, Customer-Information, of the Agreement is hereby amended by adding subsection m. as follows:

“m. Before providing any individual, including but not limited to Supplier’s officers, employees, agents or contractors, with access to Student Information, Supplier shall provide training to all such individuals covering the obligations of Supplier, including its officers, employees, agents and contractors, regarding the use, protection and safeguarding of Student Information in accordance with this Agreement and applicable law.”

4.   Section 4.5, Customer-Information, of the Agreement is hereby amended by adding the following to subsection n. as follows:

“n. Supplier must encrypt Student Information that is transmitted, processed, or stored by Supplier on MobileIron Cloud or other future similar Supplier hosted services as defined in Amendment no. 17 to Supplement no. 1 to the Agreement, while in motion or in its custody from unauthorized disclosure using a technology specified by the U.S. Department of Health and Human Services in guidance issued under Section 13402(H)(2) of Public Law 111-5.”

5.   Section 4.5, Customer-Information, of the Agreement is hereby amended by adding subsection o. as follows:

“o. In no event may Supplier use Customer Information for any targeted marketing or advertising.”

6.   Section 4.5, Customer-Information, of the Agreement is hereby amended by adding subsection p. as follows:

“p. At AT&T’s request, Supplier shall provide to AT&T a copy of all Student Information pertaining to specific individual(s) that is used, accessed or stored by Supplier in its provision of Services, and shall correct any erroneous personally-identifiable information pertaining to Users who are pre-K-12 students, provided that AT&T or Customer informs Supplier of the nature of the erroneous information.”

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

4

20100106.054.A.009

7.   Section 4.5, Customer-Information, of the Agreement is hereby amended by adding subsection q. as follows:

“q. For purposes of providing Services pursuant to this Amendment, Supplier shall comply with all requirements under laws applicable to the Supplier as a subcontractor to AT&T regarding the use of, and access to, information of Users who are minor children, pupils, students and their parents and guardians.”

The terms and conditions of the Agreement in all other respects remain unmodified and in full force and effect.

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to the Agreement to be executed, as of the Effective Date.

MobileIron, Inc.	AT&T Services, Inc.

By:	By:

Printed Name:	Printed Name:	Elaine Bauer Zabriskie

Title:	Title:	Sr. Contract Manager

Date:	Date:

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

5

BLANK PAGE

Amendment

No. 20100106.054.A.010

between

AT&T Services, Inc.

and

MobileIron, Inc.

20100106.054.A.010

AMENDMENT NO. 10
TO
AGREEMENT NO. 20100106.054.C

After all Parties have signed, this Amendment is made effective as of the last date signed by a Party (“Effective Date”) and is between MobileIron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”.

WITNESSETH

WHEREAS, Supplier and AT&T entered into Agreement No. 20100106.054.C on April 22, 2010 (the “Agreement”), as previously amended; and

WHEREAS, Supplier and AT&T desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1.   Appendix B, Supplier’s Price (s): Delete existing Appendix B, Supplier’s Price (s) and replace with the attached Appendix B, Supplier’s Price (s).

The terms and conditions of the Agreement in all other respects remain unmodified and in full force and effect.

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to the Agreement to be executed, as of the Effective Date.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

MobileIron, Inc.	AT&T Services, Inc.

By:	By:

Printed Name:	Printed Name:	Elaine Bauer Zabriskie

Title:	Title:	Sr. Contract Manager

Date:	Date:

Appendix B, Supplier’s Price(s)

Price List-New Seats

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
MobileIron Enterprise Mobility Management Platinum Bundle
MobileIron Enterprise Mobility Management Platinum Bundle	Perpetual License	MI-EMP-D-PL	MobileIron Enterprise Mobility Management Platinum Bundle per Device Perpetual License	Per Device	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-D-1YM-S	MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year with Standard Support	Per Device	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-D-1YM-P	MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year with Premium Support	Per Device	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-D-1YS	MobileIron Enterprise Mobility Management Platinum Bundle per Device Subscription License for 1 Year	Per Device	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Perpetual License	MI-EMP-U-PL	MobileIron Enterprise Mobility Management Platinum Bundle per User Perpetual License. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-U-1YM-S	MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year with Standard Support. 3 devices/user	Per User	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-U-1YM-P	MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year with Premium Support. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-U-1YS	MobileIron Enterprise Mobility Management Platinum Bundle per User Subscription License for 1 Year. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle
MobileIron Enterprise Mobility Management Gold Bundle	Perpetual License	MI-EMG-D-PL	MobileIron Enterprise Mobility Management Gold Bundle per Device Perpetual License	Per Device	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-D-1YM-S	MobileIron Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year with Standard Support	Per Device	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-D-1YM-P	MobileIron Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year with Premium Support	Per Device	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-D-1YS	MobileIron Enterprise Mobility Management Gold Bundle per Device Subscription License for 1 Year	Per Device	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Perpetual License	MI-EMG-U-PL	MobileIron Enterprise Mobility Management Gold Bundle per User Perpetual License. 3 devices/user	Per User	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-U-1YM-S	MobileIron Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year with Standard Support. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-U-1YM-P	MobileIron Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year with Premium Support. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-U-1YS	MobileIron Enterprise Mobility Management Gold Bundle per User Subscription License for 1 Year. 3 devices/user	Per User	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
MobileIron Enterprise Mobility Management Silver Bundle
MobileIron Enterprise Mobility Management Silver Bundle	Perpetual License	MI-EMS-D-PL	MobileIron Enterprise Mobility Management Silver Bundle per Device Perpetual License	Per Device	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-D-1YM-S	MobileIron Enterprise Mobility Management Silver Bundle per Device Maintenance Support for 1 Year with Standard Support	Per Device	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-D-1YM-P	MobileIron Enterprise Mobility Management Silver Bundle per Device Maintenance Support for 1 Year with Premium Support	Per Device	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year	MI-EMS-D-1YS	MobileIron Enterprise Mobility Management Silver Bundle per Device Subscription License for 1 Year	Per Device	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
MobileIron Enterprise Mobility Management Silver Bundle	Perpetual License	MI-EMS-U-PL	MobileIron Enterprise Mobility Management Silver Bundle per User Perpetual License. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-U-1YM-S	MobileIron Enterprise Mobility Management Silver Bundle per User Maintenance Support for 1 Year with Standard Support. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-U-1YM-P	MobileIron Enterprise Mobility Management Silver Bundle per User Maintenance Support for 1 Year with Premium Support. 3 devices/user	Per User	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year	MI-EMS-U-1YS	MobileIron Enterprise Mobility Management Silver Bundle per User Subscription License for 1 Year. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron Content Security Service
MobileIron Content Security Service	Subscription License for 1 Year	MI-CSS-D-1YS	MobileIron Content Security Service per Device Subscription License for 1 Year	Per Device	[* * *]	[* * *]
MobileIron Content Security Service	Subscription License for 1 Year	MI-CSS-U-1YS	MobileIron Content Security Service per User Subscription License for 1 Year. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron Help@Work
MobileIron Help@Work	Perpetual License	MI-HELP-D-PL	MobileIron Help@Work per Device Perpetual License	Per Device	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-D-1YM-S	MobileIron Help@Work per Device Maintenance Support for 1 Year with Standard Support	Per Device	[* * *]	[* * *]
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-D-1YM-P	MobileIron Help@Work per Device Maintenance Support for 1 Year with Premium Support	Per Device	[* * *]	[* * *]
MobileIron Help@Work	Perpetual License	MI-HELP-U-PL	MobileIron Help@Work per User Perpetual License. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-U-1YM-S	MobileIron Help@Work per User Maintenance Support for 1 Year with Standard Support. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-U-1YM-P	MobileIron Help@Work per User Maintenance Support for 1 Year with Premium Support. 3 devices/user	Per User	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
MobileIron Help@Work	Subscription License for 1 Year	MI-HELP-D-1YS	MobileIron Help@Work per Device Subscription License for 1 Year	Per Device	[* * *]	[* * *]
MobileIron Help@Work	Subscription License for 1 Year	MI-HELP-U-1YS	MobileIron Help@Work per User Subscription License for 1 Year. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron App Delivery Network
MobileIron App Delivery Network	Subscription License for 1 Year	MI-ADN-D-1YS	MobileIron App Delivery Network per Device Subscription License for 1 Year	Per Device	[* * *]	[* * *]
MobileIron BYOD Portal
MobileIron BYOD Portal	Perpetual License	MI-BYOD-D-PL	MobileIron BYOD Portal per Device Perpetual License	Per Device	[* * *]	[* * *]
MobileIron BYOD Portal	Maintenance Support for 1 Year	MI-BYOD-D-1YM-S	MobileIron BYOD Portal per Device Maintenance Support for 1 Year with Standard Support	Per Device	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
MobileIron BYOD Portal	Maintenance Support for 1 Year	MI-BYOD-D-1YM-P	MobileIron BYOD Portal per Device Maintenance Support for 1 Year with Premium Support	Per Device	[* * *]	[* * *]
MobileIron BYOD Portal	Perpetual License	MI-BYOD-U-PL	MobileIron BYOD Portal per User Perpetual License. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron BYOD Portal	Maintenance Support for 1 Year	MI-BYOD-U-1YM-S	MobileIron BYOD Portal per User Maintenance Support for 1 Year with Standard Support. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron BYOD Portal	Maintenance Support for 1 Year	MI-BYOD-U-1YM-P	MobileIron BYOD Portal per User Maintenance Support for 1 Year with Premium Support. 3 devices/user	Per User	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
MobileIron BYOD Portal	Cloud Subscription License for 1 Year	MI-BYOD-D-1YC	MobileIron BYOD Portal per Device Cloud Subscription License for 1 Year	Per Device	[* * *]	[* * *]
MobileIron BYOD Portal	Cloud Subscription License for 1 Year	MI-BYOD-U-1YC	MobileIron BYOD Portal per User Cloud Subscription License for 1 Year. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron EMail+ for iOS
MobileIron Email+ for iOS	Perpetual License	MI-EMAIL-D-PL	MobileIron Email+ per Device Perpetual License (iOS only)	Per Device	[* * *]	[* * *]
MobileIron Email+ for iOS	Maintenance Support for 1 Year	MI-EMAIL-D-1YM-S	MobileIron Email+ per Device Maintenance Support for 1 Year with Standard Support (iOS only)	Per Device	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost

MobileIron Hardware Appliances
MobileIron Hardware Appliances	Hardware Appliance	MI-APPL2200	MobileIron M2200 Hardware Appliance for Core (Single CPU, 4 cores, 32GB RAM, dual 600GB hard disks, Hardware RAID controller, dual power supply, 2 year non-extendable warranty)	N/A	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
MobileIron Hardware Appliances	Hardware Appliance	MI-APPL2500	MobileIron M2500 Hardware Appliance for Core (2 CPU sockets, 16 cores, 64GB RAM, four 600 GB 6Gb/s SAS drives in RAID 10 array, redundant power supplies and fans, 3 year non-extendable warranty)	N/A	[* * *]	[* * *]
MobileIron Hardware Appliances	Hardware Appliance	MI-APPLSENTRY2200	MobileIron M2200 Hardware Appliance for Sentry (Single CPU, 4 cores, 32GB RAM, dual 600GB hard disks, Hardware RAID controller, dual power supply, 2 year non-extendable warranty)	N/A	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
MobileIron Hardware Appliances	Hardware Appliance	MI-APPLSENTRY2500	MobileIron M2500 Hardware Appliance for Sentry (2 CPU sockets, 16 cores, 64GB RAM, four 600 GB 6Gb/s SAS drives in RAID 10 array, redundant power supplies and fans, 3 year non-extendable warranty)	N/A	[* * *]	[* * *]
MobileIron Hardware Appliances	Hardware Appliance	MI-APPLCONNECT2200	MobileIron M2200 Hardware Appliance for Connector (Single CPU, 4 cores, 32GB RAM, dual 600GB hard disks, Hardware RAID controller, dual power supply, 2 year non-extendable warranty)	N/A	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
MobileIron Professional Services
MobileIron Professional Services	Professional Services	MI-PS-DEPLOY1	Professional Services - Basic Deployment 1 - Install (core functionality, simple setup)	N/A	[* * *]	[* * *]
MobileIron Professional Services	Professional Services	MI-PS-DEPLOY2	Professional Services - Basic Deployment 2 -Install (core functionality + Sentry high availability + Docs@Work, Web@Work)	N/A	[* * *]	[* * *]
MobileIron Professional Services	Professional Services	MI-PS-DEPLOY3	Professional Services - Basic Deployment 3 - Install (core functionality + Sentry and VSP high availability + PKI Integration + Docs@Work, Web@Work)	N/A	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
MobileIron Professional Services	Professional Services	MI-PS-CORE-HA	Professional Services - Design, implementation and validation of a Core HA/DR architecture	N/A	[* * *]	[* * *]
MobileIron Professional Services	Professional Services	MI-PS-BYOD	Professional Services - Installation of the On-Premise version of the BYOD portal code. Does not include custom code development.	N/A	[* * *]	[* * *]
MobileIron Professional Services	Professional Services	MI-PS-TRN	Professional Services - Training (technical product review)	N/A	[* * *]	[* * *]
MobileIron Professional Services	Professional Services	MI-PS-ANY	Professional Services - Custom scope (e.g. multi-site, certificate integration, health checks, follow-on services)	N/A	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
MobileIron Professional Services	Professional Services	MI-PS-PREMIUM-IMP

Premium Implementation Service - Combination of Advisory Services consultant to plan, oversee and provide best practices guidance along with an Implementation Engineer for design, setup and validation of all technical components.  Will also include basic strategic alignment sessions to ensure mobile strategy is being satisfied by the implementation results.

				N/A	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
MobileIron Professional Services	Professional Services	MI-PSADV-STRATEGIC

Strategic Consulting Workshop - Combination of an onsite workshop and remote work, which provides the Customer with access to an experienced Strategic Consulting Services resource to educate the Customer and help develop and refine a mobile strategy.

				N/A	[* * *]	[* * *]
MobileIron Professional Services	Professional Services	MI-PS-SECUREAPPS

Secure Apps Deployment Workshop - A Professional Services Engineer will conduct a workshop to train, assist and support customer activities related to the setup, configuration,testing and initial rollout secure apps in their environment.

				N/A	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
MobileIron Professional Services	Professional Services	MI-PS-STRESSTEST

System Stress Testing Service - A Professional Services Engineer will execute a system stress test using MobileIron Proprietary load and stress system infrastructure to determine the scalability capabilities of a Customer’s MobileIron environment.

				N/A	[* * *]	[* * *]
MobileIron Professional Services	Professional Services	MI-PSPREMIUMPLUS	PremiumPlus Services and Strategic Account Management (annual fee)	N/A	[* * *]	[* * *]
MobileIron Professional Services	Professional Services	MI-PSPREMIUMPLUS-R	PremiumPlus Services and Strategic Account Management (annual fee) Renewal	N/A	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
MobileIron Professional Services	Professional Services	MI-PS-REMOTE-HC	Professional Services - 8 hr Remote Healthcheck (technical review + recommendations)	N/A	[* * *]	[* * *]
MobileIron Professional Services	Professional Services	MI-PS-ONSITE-HC	Professional Services - 24hr Onsite+Remote Healthcheck (deep dive technical review + recommendations)	N/A	[* * *]	[* * *]
MobileIron Professional Services	Professional Services	MI-RESIDENT-ANY	Resident Services - Resource to assist with the management of MobileIron environment. SOW required.	N/A	[* * *]	[* * *]
MobileIron Professional Services	Professional Services	MI-PS-PLATINUM	Professional Services — 12hrs Remote Assistance with implementing Docs@Work, Web@Work, Help@Work, Tunnel, AppConnect, and AppTunneling	N/A	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
MobileIron Professional Services	Professional Services	MI-PS-KCD	Professional Services — 12hrs Remote Assistance with setting up Kerberos Constrained Delegation	N/A	[* * *]	[* * *]
MobileIron Professional Services	Professional Services	MI-PS-MC	Professional Services — 4hrs Remote Assistance with the configuration of MobileIron Cloud	N/A	[* * *]	[* * *]
MobileIron Professional Services	Professional Services	MI-PS-4HR-REMOTE-HC	Professional Services — 4hrs Remote Healthcheck (technical review + recommendations)	N/A	[* * *]	[* * *]
MobileIron Professional Services	Professional Services	MI-PSADV-BYOD	Advisory Services — 40 hrs Onsite and Remote Assistance with developing a comprehensive BYOD Program	N/A	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
MobileIron Professional Services	Professional Services	MI-PSADV-HD	Advisory Services — 40 hrs Onsite and Remote Review and assistance with optimizing the Customer’s Help Desk to respond to Mobility issues	N/A	[* * *]	[* * *]
MobileIron Professional Services	Professional Services	MI-PSADV-POLICY	Advisory Services — 25 hrs Onsite and Remote Review of Customer’s Corporate Mobility Policies, how they are applied in MobileIron, and recommendations for optimization and consistency	N/A	[* * *]	[* * *]
MobileIron Professional Services	Professional Services	MI-PSADV-ROLLOUT	Advisory Services - Implementation and Operational Guidance - 40 hrs Onsite and Remote Support of Customer’s roll out a new MobileIron-related mobility service	N/A	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost
MobileIron Professional Services	Professional Services	MI-PSADV-USERCOMM	Advisory Services - 40 hours of onsite or remote assistance to develop employee communications strategy, recommend improvements, and customize baseline communications materials for the customer.	N/A	[* * *]	[* * *]
MobileIron Professional Services	Professional Services	MI-PSADV-PROG	Advisory Services — 80 hrs Remote and Onsite Support of Customer in developing a customized mobility program	N/A	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	List Price	AT&T Cost

Notes:
(2) Support levels must match across all products purchased
(3) All prices listed in the pricelist are in US Dollars

(4) Device: User = 1:1; Means that if a Customer migrates from “per device” to “per user” - it is a 1:1 migration.

For example if Customer has 100 per device licenses, they would need to move to 100 per user licenses. No returns allowed.

(5) Max of 3 devices/user user is the limitation of the per user license. Meaning each “per user” license is limited to 3 devices.
(6) Customers upgrading from Device to User cannot downgrade
(7) Premium Plus requires Premium or Direct Support

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Price List Upgrades

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Platinum Bundle
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-D-1YM-SP-UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year with Standard to Premium Support	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Perpetual License	MI-EMP-DU-PL-UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Perpetual License. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-DU-1YM-S-UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Maintenance Support for 1 Year with Standard Support. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-DU-1YM-P-UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Maintenance Support for 1 Year with Premium Support. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-DU-1YS-UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Subscription License for 1 Year. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-U-1YM-SP-UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year with Standard to Premium Support. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Gold Bundle
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-D-1YM-SP-UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year with Standard to Premium Support	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Perpetual License	MI-EMG-DU-PL-UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Perpetual License. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-DU-1YM-S-UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Maintenance Support for 1 Year with Standard Support. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-DU-1YM-P-UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Maintenance Support for 1 Year with Premium Support. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-DU-1YS-UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Subscription License for 1 Year. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-U-1YM-SP-UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year with Standard to Premium Support. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-D-1YM-SP-UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device Maintenance Support for 1 Year with Standard to Premium Support	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Silver Bundle	Perpetual License	MI-EMS-DU-PL-UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device to per User Perpetual License. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-DU-1YM-S-UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device to per User Maintenance Support for 1 Year with Standard Support. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-DU-1YM-P-UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device to per User Maintenance Support for 1 Year with Premium Support. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year	MI-EMS-DU-1YS-UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device to per User Subscription License for 1 Year. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-U-1YM-SP-UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per User Maintenance Support for 1 Year with Standard to Premium Support. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade
MobileIron EMM Silver to Gold Bundle Upgrade	Perpetual License	MI-EMSG-D-PL-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device Perpetual License	[* * *]	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	Maintenance Support for 1 Year	MI-EMSG-D-1YM-S-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device Maintenance Support for 1 Year with Standard Support	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron EMM Silver to Gold Bundle Upgrade	Maintenance Support for 1 Year	MI-EMSG-D-1YM-P-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device Maintenance Support for 1 Year with Premium Support	[* * *]	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	Subscription License for 1 Year	MI-EMSG-D-1YS-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device Subscription License for 1 Year	[* * *]	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	Perpetual License	MI-EMSG-DU-PL-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device to per User Perpetual License. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	Maintenance Support for 1 Year	MI-EMSG-DU-1YM-S-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device to per User Maintenance Support for 1 Year with Standard Support. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	Maintenance Support for 1 Year	MI-EMSG-DU-1YM-P-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device to per User Maintenance Support for 1 Year with Premium Support. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron EMM Silver to Gold Bundle Upgrade	Subscription License for 1 Year	MI-EMSG-DU-1YS-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device to per User Subscription License for 1 Year. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	Perpetual License	MI-EMSG-U-PL-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per User Perpetual License. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	Maintenance Support for 1 Year	MI-EMSG-U-1YM-S-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per User Maintenance Support for 1 Year with Standard Support. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	Maintenance Support for 1 Year	MI-EMSG-U-1YM-P-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per User Maintenance Support for 1 Year with Premium Support. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	Subscription License for 1 Year	MI-EMSG-U-1YS-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per User Subscription License for 1 Year. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron EMM Silver to Platinum Bundle Upgrade
MobileIron EMM Silver to Platinum Bundle Upgrade	Perpetual License	MI-EMSP-D-PL-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device Perpetual License	[* * *]	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade	Maintenance Support for 1 Year	MI-EMSP-D-1YM-S-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device Maintenance Support for 1 Year with Standard Support	[* * *]	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade	Maintenance Support for 1 Year	MI-EMSP-D-1YM-P-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device Maintenance Support for 1 Year with Premium Support	[* * *]	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade	Subscription License for 1 Year	MI-EMSP-D-1YS-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device Subscription License for 1 Year	[* * *]	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade	Perpetual License	MI-EMSP-DU-PL-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device to per User Perpetual License. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron EMM Silver to Platinum Bundle Upgrade	Maintenance Support for 1 Year	MI-EMSP-DU-1YM-S-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device to per User Maintenance Support for 1 Year with Standard Support. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade	Maintenance Support for 1 Year	MI-EMSP-DU-1YM-P-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device to per User Maintenance Support for 1 Year with Premium Support. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade	Subscription License for 1 Year	MI-EMSP-DU-1YS-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device to per User Subscription License for 1 Year. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade	Perpetual License	MI-EMSP-U-PL-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per User Perpetual License. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade	Maintenance Support for 1 Year	MI-EMSP-U-1YM-S-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per User Maintenance Support for 1 Year with Standard Support. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron EMM Silver to Platinum Bundle Upgrade	Maintenance Support for 1 Year	MI-EMSP-U-1YM-P-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per User Maintenance Support for 1 Year with Premium Support. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade	Subscription License for 1 Year	MI-EMSP-U-1YS-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per User Subscription License for 1 Year. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade
MobileIron EMM Gold to Platinum Bundle Upgrade	Perpetual License	MI-EMGP-D-PL-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device Perpetual License	[* * *]	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade	Maintenance Support for 1 Year	MI-EMGP-D-1YM-S-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device Maintenance Support for 1 Year with Standard Support	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron EMM Gold to Platinum Bundle Upgrade	Maintenance Support for 1 Year	MI-EMGP-D-1YM-P-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device Maintenance Support for 1 Year with Premium Support	[* * *]	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade	Subscription License for 1 Year	MI-EMGP-D-1YS-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device Subscription License for 1 Year	[* * *]	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade	Perpetual License	MI-EMGP-DU-PL-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device to per User Perpetual License. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade	Maintenance Support for 1 Year	MI-EMGP-DU-1YM-S-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device to per User Maintenance Support for 1 Year with Standard Support. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade	Maintenance Support for 1 Year	MI-EMGP-DU-1YM-P-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device to per User Maintenance Support for 1 Year with Premium Support. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron EMM Gold to Platinum Bundle Upgrade	Subscription License for 1 Year	MI-EMGP-DU-1YS-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device to per User Subscription License for 1 Year. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade	Perpetual License	MI-EMGP-U-PL-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per User Perpetual License. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade	Maintenance Support for 1 Year	MI-EMGP-U-1YM-S-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per User Maintenance Support for 1 Year with Standard Support. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade	Maintenance Support for 1 Year	MI-EMGP-U-1YM-P-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per User Maintenance Support for 1 Year with Premium Support. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade	Subscription License for 1 Year	MI-EMGP-U-1YS-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per User Subscription License for 1 Year. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Content Security Service
MobileIron Content Security Service	Subscription License for 1 Year	MI-CSS-DU-1YS-UP	Upgrade for MobileIron Content Security Service per Device to per User Subscription License for 1 Year. 3 devices/user	[* * *]	[* * *]
MobileIron Help@Work
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-D-1YM-SP-UP	Upgrade for MobileIron Help@Work per Device Maintenance Support for 1 Year with Standard to Premium Support	[* * *]	[* * *]
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-U-1YM-SP-UP	Upgrade for MobileIron Help@Work per User Maintenance Support for 1 Year with Standard to Premium Support. 3 devices/user	[* * *]	[* * *]
Notes:
(1) Min first time purchase required = [* * *] licenses of Enterprise Mobility Management Bundle (Silver or Gold or Platinum)
(2) Support levels must match across all products purchased
(3) All prices listed in the pricelist are in US Dollars
(4) Device: User = 1:1; Means that if a Customer migrates from “per device” to “per user” - it is a 1:1 migration.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
For example if Customer has 100 per device licenses, they would need to move to 100 per user licenses. No returns allowed.
(5) Max of 3 devices/user is the limitation of the per user license. Meaning each “per user” license is limited to 3 devices.
(6) Customers upgrading from Device to User cannot downgrade
(7) Premium Plus requires Premium or Direct Support

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Price List — Renewals

Product	SKU Type	SKU	Description	Pricing Model	Price	AT&T Cost
MobileIron Enterprise Mobility Management Platinum Bundle
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year - Renewal	MI-EMP-D-1YM-S-R	MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year Renewal with Standard Support	Per Device	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year - Renewal	MI-EMP-D-1YM-P-R	MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year Renewal with Premium Support	Per Device	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year - Renewal	MI-EMP-D-1YS-R	MobileIron Enterprise Mobility Management Platinum Bundle per Device Subscription License for 1 Year Renewal	Per Device	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	Price	AT&T Cost
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year - Renewal	MI-EMP-U-1YM-S-R	MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year Renewal with Standard Support. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year - Renewal	MI-EMP-U-1YM-P-R	MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year Renewal with Premium Support. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year - Renewal	MI-EMP-U-1YS-R	MobileIron Enterprise Mobility Management Platinum Bundle per User Subscription License for 1 Year Renewal. 3 devices/user	Per User	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	Price	AT&T Cost
MobileIron Enterprise Mobility Management Gold Bundle
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year - Renewal	MI-EMG-D-1YM-S-R	MobileIron Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year Renewal with Standard Support	Per Device	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year - Renewal	MI-EMG-D-1YM-P-R	MobileIron Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year Renewal with Premium Support	Per Device	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year - Renewal	MI-EMG-D-1YS-R	MobileIron Enterprise Mobility Management Gold Bundle per Device Subscription License for 1 Year Renewal	Per Device	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year - Renewal	MI-EMG-U-1YM-S-R	MobileIron Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year Renewal with Standard Support. 3 devices/user	Per User	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	Price	AT&T Cost
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year - Renewal	MI-EMG-U-1YM-P-R	MobileIron Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year Renewal with Premium Support. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year - Renewal	MI-EMG-U-1YS-R	MobileIron Enterprise Mobility Management Gold Bundle per User Subscription License for 1 Year Renewal. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year - Renewal	MI-EMS-D-1YM-S-R	MobileIron Enterprise Mobility Management Silver Bundle per Device Maintenance Support for 1 Year Renewal with Standard Support	Per Device	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	Price	AT&T Cost
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year - Renewal	MI-EMS-D-1YM-P-R	MobileIron Enterprise Mobility Management Silver Bundle per Device Maintenance Support for 1 Year Renewal with Premium Support	Per Device	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year - Renewal	MI-EMS-D-1YS-R	MobileIron Enterprise Mobility Management Silver Bundle per Device Subscription License for 1 Year Renewal	Per Device	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year - Renewal	MI-EMS-U-1YM-S-R	MobileIron Enterprise Mobility Management Silver Bundle per User Maintenance Support for 1 Year Renewal with Standard Support. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year - Renewal	MI-EMS-U-1YM-P-R	MobileIron Enterprise Mobility Management Silver Bundle per User Maintenance Support for 1 Year Renewal with Premium Support. 3 devices/user	Per User	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	Price	AT&T Cost
MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year - Renewal	MI-EMS-U-1YS-R	MobileIron Enterprise Mobility Management Silver Bundle per User Subscription License for 1 Year Renewal. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Bronze Bundle
MobileIron Enterprise Mobility Management Bronze Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMB-D-1YMC	MobileIron Enterprise Mobility Management Bronze Bundle per Device Cloud Subscription License for 1 Year	Per device	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Bronze Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMB-D-1YMC-R	MobileIron Enterprise Mobility Management Bronze Bundle per Device Cloud Subscription License for 1 Year Renewal	Per Device	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	Price	AT&T Cost
MobileIron Enterprise Mobility Management Bronze Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMB-DU-1YMC-UP	Upgrade for MobileIron Enterprise Mobility Management Bronze Bundle per Device to per User Cloud Subscription License for 1 Year	From Per Device to Per User	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Bronze Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMB-U-1YMC	MobileIron Enterprise Mobility Management Bronze Bundle per User Cloud Subscription License for 1 Year	Per User	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Bronze Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMB-U-1YMC-R	MobileIron Enterprise Mobility Management Bronze Bundle per User Cloud Subscription License for 1 Year Renewal	Per User	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	Price	AT&T Cost
MobileIron EMM Bronze to Silver Bundle Upgrade
MobileIron EMM Bronze to Silver Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBS-D-1YMC-UP	Upgrade for MobileIron EMM Bronze to Silver Bundle per Device Cloud Subscription License for 1 Year	Per Device	[* * *]	[* * *]
MobileIron EMM Bronze to Silver Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBS-DU-1YMC-UP	Upgrade for MobileIron EMM Bronze to Silver Bundle per Device to per User Cloud Subscription License for 1 Year	From Per Device to Per User	[* * *]	[* * *]
MobileIron EMM Bronze to Silver Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBS-U-1YMC-UP	Upgrade for MobileIron EMM Bronze to Silver Bundle per User Cloud Subscription License for 1 Year	Per User	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	Price	AT&T Cost
MobileIron EMM Bronze to Gold Bundle Upgrade
MobileIron EMM Bronze to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBS-D-1YMC-UP	Upgrade for MobileIron EMM Bronze to Silver Bundle per Device Cloud Subscription License for 1 Year	Per Device	[* * *]	[* * *]
MobileIron EMM Bronze to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBS-DU-1YMC-UP	Upgrade for MobileIron EMM Bronze to Silver Bundle per Device to per User Cloud Subscription License for 1 Year	From Per Device to Per User	[* * *]	[* * *]
MobileIron EMM Bronze to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBS-U-1YMC-UP	Upgrade for MobileIron EMM Bronze to Silver Bundle per User Cloud Subscription License for 1 Year	Per User	[* * *]	[* * *]
MobileIron EMM Bronze to Platinum Bundle Upgrade
MobileIron EMM Bronze to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBP-D-1YMC-UP	Upgrade for MobileIron EMM Bronze to Platinum Bundle per Device Cloud Subscription License for 1 Year	Per Device	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	Price	AT&T Cost
MobileIron EMM Bronze to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBP-DU-1YMC-UP	Upgrade for MobileIron EMM Bronze to Platinum Bundle per Device to per User Cloud Subscription License for 1 Year	From Per Device to Per User	[* * *]	[* * *]
MobileIron EMM Bronze to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBP-U-1YMC-UP	Upgrade for MobileIron EMM Bronze to Platinum Bundle per User Cloud Subscription License for 1 Year	Per User	[* * *]	[* * *]
MobileIron Content Security Service
MobileIron Content Security Service	Subscription License for 1 Year - Renewal	MI-CSS-D-1YS-R	MobileIron Content Security Service per Device Subscription License for 1 Year Renewal	Per Device	[* * *]	[* * *]
MobileIron Content Security Service	Subscription License for 1 Year - Renewal	MI-CSS-U-1YS-R	MobileIron Content Security Service per User Subscription License for 1 Year Renewal. 3 devices/user	Per User	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	Price	AT&T Cost
MobileIron Help@Work
MobileIron Help@Work	Maintenance Support for 1 Year - Renewal	MI-HELP-D-1YM-S-R	MobileIron Help@Work per Device Maintenance Support for 1 Year Renewal with Standard Support	Per Device	[* * *]	[* * *]
MobileIron Help@Work	Maintenance Support for 1 Year - Renewal	MI-HELP-D-1YM-P-R	MobileIron Help@Work per Device Maintenance Support for 1 Year Renewal with Premium Support	Per Device	[* * *]	[* * *]
MobileIron Help@Work	Maintenance Support for 1 Year - Renewal	MI-HELP-U-1YM-S-R	MobileIron Help@Work per User Maintenance Support for 1 Year Renewal with Standard Support. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron Help@Work	Maintenance Support for 1 Year - Renewal	MI-HELP-U-1YM-P-R	MobileIron Help@Work per User Maintenance Support for 1 Year Renewal with Premium Support. 3 devices/user	Per User	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	Price	AT&T Cost
MobileIron Help@Work	Subscription License for 1 Year - Renewal	MI-HELP-D-1YS-R	MobileIron Help@Work per Device Subscription License for 1 Year Renewal	Per Device	[* * *]	[* * *]
MobileIron Help@Work	Subscription License for 1 Year - Renewal	MI-HELP-U-1YS-R	MobileIron Help@Work per User Subscription License for 1 Year Renewal. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron App Delivery Network
MobileIron App Delivery Network	Subscription License for 1 Year - Renewal	MI-ADN-D-1YS-R	MobileIron App Delivery Network per Device Subscription License for 1 Year Renewal	Per Device	[* * *]	[* * *]
MobileIron BYOD Portal
MobileIron BYOD Portal	Maintenance Support for 1 Year - Renewal	MI-BYOD-D-1YM-S-R	MobileIron BYOD Portal per Device Maintenance Support for 1 Year with Standard Support Renewal	Per Device	[* * *]	[* * *]
MobileIron BYOD Portal	Maintenance Support for 1 Year - Renewal	MI-BYOD-D-1YM-P-R	MobileIron BYOD Portal per Device Maintenance Support for 1 Year with Premium Support Renewal	Per Device	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	Price	AT&T Cost
MobileIron BYOD Portal	Maintenance Support for 1 Year - Renewal	MI-BYOD-U-1YM-S-R	MobileIron BYOD Portal per User Maintenance Support for 1 Year with Standard Support Renewal. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron BYOD Portal	Maintenance Support for 1 Year - Renewal	MI-BYOD-U-1YM-P-R	MobileIron BYOD Portal per User Maintenance Support for 1 Year with Premium Support Renewal. 3 devices/user	Per User	[* * *]	[* * *]
MobileIron BYOD Portal	Cloud Subscription License for 1 Year - Renewal	MI-BYOD-D-1YC-R	MobileIron BYOD Portal per Device Cloud Subscription License for 1 Year Renewal	Per Device	[* * *]	[* * *]
MobileIron BYOD Portal	Cloud Subscription License for 1 Year - Renewal	MI-BYOD-U-1YC-R	MobileIron BYOD Portal per User Cloud Subscription License for 1 Year Renewal. 3 devices/user	Per User	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Pricing Model	Price	AT&T Cost

One-Time Reinstatement Fee
One-Time Reinstatement Fee	One-time charge	MI-Reinstatement	One-time Reinstatement Fee for expired subscriptions and support [* * *]	N/A	[* * *]	[* * *]
Notes:
(1) Min first time purchase required = [* * *] licenses of Enterprise Mobility Management Bundle (Silver or Gold or Platinum)
(2) Support levels must match across all products purchased
(3) All prices listed in the pricelist are in US Dollars

(4) Device: User = 1:1; Means that if a Customer migrates from “per device” to “per user” - it is a 1:1 migration.

For example if Customer has 100 per device licenses, they would need to move to 100 per user licenses. No returns allowed.

(5) Max of 3 devices/user is the limitation of the per user license. Meaning each “per user” license is limited to 3 devices.
(6) Customers upgrading from Device to User cannot downgrade
(7) Premium Plus requires Premium or Direct Support

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Price List — MobileIron Cloud

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Platinum Bundle
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMP-D-1YMC	MobileIron Enterprise Mobility Management Platinum Bundle per Device Cloud Subscription License for 1 Year	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMP-D-1YMC-R	MobileIron Enterprise Mobility Management Platinum Bundle per Device Cloud Subscription License for 1 Year Renewal	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMP-DU-1YMC-UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Cloud Subscription License for 1 Year. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMP-U-1YMC	MobileIron Enterprise Mobility Management Platinum Bundle per User Cloud Subscription License for 1 Year. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMP-U-1YMC-R	MobileIron Enterprise Mobility Management Platinum Bundle per User Cloud Subscription License for 1 Year Renewal. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 2 Years	MI-EMP-D-2YMC	MobileIron Enterprise Mobility Management Platinum Bundle per Device Cloud Subscription License for 2 Years	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 2 Years - Renewal	MI-EMP-D-2YMC-R	MobileIron Enterprise Mobility Management Platinum Bundle per Device Cloud Subscription License for 2 Years Renewal	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 2 Years	MI-EMP-DU-2YMC-UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Cloud Subscription License for 2 Years. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 2 Years	MI-EMP-U-2YMC	MobileIron Enterprise Mobility Management Platinum Bundle per User Cloud Subscription License for 2 Years. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 2 Years - Renewal	MI-EMP-U-2YMC-R	MobileIron Enterprise Mobility Management Platinum Bundle per User Cloud Subscription License for 2 Years Renewal. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 3 Years	MI-EMP-D-3YMC	MobileIron Enterprise Mobility Management Platinum Bundle per Device Cloud Subscription License for 3 Years	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 3 Years - Renewal	MI-EMP-D-3YMC-R	MobileIron Enterprise Mobility Management Platinum Bundle per Device Cloud Subscription License for 3 Years Renewal	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 3 Years	MI-EMP-DU-3YMC-UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Cloud Subscription License for 3 Years. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 3 Years	MI-EMP-U-3YMC	MobileIron Enterprise Mobility Management Platinum Bundle per User Cloud Subscription License for 3 Years. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 3 Years - Renewal	MI-EMP-U-3YMC-R	MobileIron Enterprise Mobility Management Platinum Bundle per User Cloud Subscription License for 3 Years Renewal. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-D-1YMC	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 1 Year	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMG-D-1YMC-R	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 1 Year Renewal	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-DU-1YMC-UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Cloud Subscription License for 1 Year. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-U-1YMC	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 1 Year. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMG-U-1YMC-R	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 1 Year Renewal. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 2 Years	MI-EMG-D-2YMC	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 2 Years	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 2 Years - Renewal	MI-EMG-D-2YMC-R	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 2 Years Renewal	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 2 Years	MI-EMG-DU-2YMC-UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Cloud Subscription License for 2 Years. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 2 Years	MI-EMG-U-2YMC	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 2 Years. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 2 Years - Renewal	MI-EMG-U-2YMC-R	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 2 Years Renewal. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 3 Years	MI-EMG-D-3YMC	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 3 Years	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 3 Years - Renewal	MI-EMG-D-3YMC-R	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 3 Years Renewal	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 3 Years	MI-EMG-DU-3YMC-UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Cloud Subscription License for 3 Years. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 3 Years	MI-EMG-U-3YMC	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 3 Years. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 3 Years - Renewal	MI-EMG-U-3YMC-R	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 3 Years Renewal. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMS-D-1YMC	MobileIron Enterprise Mobility Management Silver Bundle per Device Cloud Subscription License for 1 Year	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMS-D-1YMC-R	MobileIron Enterprise Mobility Management Silver Bundle per Device Cloud Subscription License for 1 Year Renewal	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMS-DU-1YMC-UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device to per User Cloud Subscription License for 1 Year. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMS-U-1YMC	MobileIron Enterprise Mobility Management Silver Bundle per User Cloud Subscription License for 1 Year. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMS-U-1YMC-R	MobileIron Enterprise Mobility Management Silver Bundle per User Cloud Subscription License for 1 Year Renewal. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 2 Years	MI-EMS-D-2YMC	MobileIron Enterprise Mobility Management Silver Bundle per Device Cloud Subscription License for 2 Years	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 2 Years - Renewal	MI-EMS-D-2YMC-R	MobileIron Enterprise Mobility Management Silver Bundle per Device Cloud Subscription License for 2 Years Renewal	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 2 Years	MI-EMS-DU-2YMC-UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device to per User Cloud Subscription License for 2 Years. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 2 Years	MI-EMS-U-2YMC	MobileIron Enterprise Mobility Management Silver Bundle per User Cloud Subscription License for 2 Years. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 2 Years - Renewal	MI-EMS-U-2YMC-R	MobileIron Enterprise Mobility Management Silver Bundle per User Cloud Subscription License for 2 Years Renewal. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 3 Years	MI-EMS-D-3YMC	MobileIron Enterprise Mobility Management Silver Bundle per Device Cloud Subscription License for 3 Years	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 3 Years - Renewal	MI-EMS-D-3YMC-R	MobileIron Enterprise Mobility Management Silver Bundle per Device Cloud Subscription License for 3 Years Renewal	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 3 Years	MI-EMS-DU-3YMC-UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device to per User Cloud Subscription License for 3 Years. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 3 Years	MI-EMS-U-3YMC	MobileIron Enterprise Mobility Management Silver Bundle per User Cloud Subscription License for 3 Years. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 3 Years - Renewal	MI-EMS-U-3YMC-R	MobileIron Enterprise Mobility Management Silver Bundle per User Cloud Subscription License for 3 Years Renewal. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade
MobileIron EMM Silver to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMSG-D-1YMC-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device Cloud Subscription License for 1 Year	[* * *]	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMSG-DU-1YMC-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device to per User Cloud Subscription License for 1 Year. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMSG-U-1YMC-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per User Cloud Subscription License for 1 Year. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron EMM Silver to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 2 Years	MI-EMSG-D-2YMC-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device Cloud Subscription License for 2 Years	[* * *]	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 2 Years	MI-EMSG-DU-2YMC-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device to per User Cloud Subscription License for 2 Years. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 2 Years	MI-EMSG-U-2YMC-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per User Cloud Subscription License for 2 Years. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 3 Years	MI-EMSG-D-3YMC-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device Cloud Subscription License for 3 Years	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron EMM Silver to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 3 Years	MI-EMSG-DU-3YMC-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device to per User Cloud Subscription License for 3 Years. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 3 Years	MI-EMSG-U-3YMC-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per User Cloud Subscription License for 3 Years. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade
MobileIron EMM Silver to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMSP-D-1YMC-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device Cloud Subscription License for 1 Year	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron EMM Silver to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMSP-DU-1YMC-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device to per User Cloud Subscription License for 1 Year. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMSP-U-1YMC-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per User Cloud Subscription License for 1 Year. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 2 Years	MI-EMSP-D-2YMC-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device Cloud Subscription License for 2 Years	[* * *]	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 2 Years	MI-EMSP-DU-2YMC-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device to per User Cloud Subscription License for 2 Years. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron EMM Silver to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 2 Years	MI-EMSP-U-2YMC-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per User Cloud Subscription License for 2 Years. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 3 Years	MI-EMSP-D-3YMC-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device Cloud Subscription License for 3 Years	[* * *]	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 3 Years	MI-EMSP-DU-3YMC-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device to per User Cloud Subscription License for 3 Years. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 3 Years	MI-EMSP-U-3YMC-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per User Cloud Subscription License for 3 Years. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron EMM Gold to Platinum Bundle Upgrade
MobileIron EMM Gold to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMGP-D-1YMC-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device Cloud Subscription License for 1 Year	[* * *]	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMGP-DU-1YMC-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device to per User Cloud Subscription License for 1 Year. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMGP-U-1YMC-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per User Cloud Subscription License for 1 Year. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron EMM Gold to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 2 Years	MI-EMGP-D-2YMC-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device Cloud Subscription License for 2 Years	[* * *]	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 2 Years	MI-EMGP-DU-2YMC-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device to per User Cloud Subscription License for 2 Years. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 2 Years	MI-EMGP-U-2YMC-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per User Cloud Subscription License for 2 Years. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 3 Years	MI-EMGP-D-3YMC-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device Cloud Subscription License for 3 Years	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron EMM Gold to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 3 Years	MI-EMGP-DU-3YMC-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device to per User Cloud Subscription License for 3 Years. 3 devices/user	[* * *]	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 3 Years	MI-EMGP-U-3YMC-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per User Cloud Subscription License for 3 Years. 3 devices/user	[* * *]	[* * *]

Notes:
(1) Min first time purchase required = [* * *] licenses of Enterprise Mobility Management Bundle (Silver or Gold or Platinum)
(2) Support levels must match across all products purchased
(3) All prices listed in the pricelist are in US Dollars

(4) Device: User = 1:1; Means that if a Customer migrates from “per device” to “per user” - it is a 1:1 migration.

For example if Customer has 100 per device licenses, they would need to move to 100 per user licenses. No returns allowed.

(5) Max of 3 devices/user is the limitation of the per user license. Meaning each “per user” license is limited to 3 devices.
(6) Customers upgrading from Device to User cannot downgrade
(7) Premium Plus requires Premium or Direct Support

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Price List — Education

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Platinum Bundle
MobileIron Enterprise Mobility Management Platinum Bundle	Perpetual License	MI-EMP-D-PL-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Perpetual License - For Education Accounts Only	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-D-1YM-S-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year with Standard Support - For Education Accounts Only	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-D-1YM-P-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year with Premium Support - For Education Accounts Only	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-D-1YM-SP-UP-E	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year with Standard to Premium Support - For Education Accounts Only	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year - Renewal	MI-EMP-D-1YM-S-R-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year Renewal with Standard Support - For Education Accounts Only	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year - Renewal	MI-EMP-D-1YM-P-R-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year Renewal with Premium Support - For Education Accounts Only	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-D-1YS-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Subscription License for 1 Year - For Education Accounts Only	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year - Renewal	MI-EMP-D-1YS-R-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Subscription License for 1 Year Renewal - For Education Accounts Only	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Perpetual License	MI-EMP-DU-PL-UP-E	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Perpetual License - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-DU-1YM-S-UP-E	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Maintenance Support for 1 Year with Standard Support - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-DU-1YM-P-UP-E	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Maintenance Support for 1 Year with Premium Support - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-DU-1YS-UP-E	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Subscription License for 1 Year - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Perpetual License	MI-EMP-U-PL-E	MobileIron Enterprise Mobility Management Platinum Bundle per User Perpetual License - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-U-1YM-S-E	MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year with Standard Support - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-U-1YM-P-E	MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year with Premium Support - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-U-1YM-SP-UP-E	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year with Standard to Premium Support - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year - Renewal	MI-EMP-U-1YM-S-R-E	MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year Renewal with Standard Support - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year - Renewal	MI-EMP-U-1YM-P-R-E	MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year Renewal with Premium Support - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-U-1YS-E	MobileIron Enterprise Mobility Management Platinum Bundle per User Subscription License for 1 Year - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year - Renewal	MI-EMP-U-1YS-R-E	MobileIron Enterprise Mobility Management Platinum Bundle per User Subscription License for 1 Year Renewal - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle
MobileIron Enterprise Mobility Management Gold Bundle	Perpetual License	MI-EMG-D-PL-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Perpetual License - For Education Accounts Only	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-D-1YM-S-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year with Standard Support - For Education Accounts Only	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-D-1YM-P-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year with Premium Support - For Education Accounts Only	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-D-1YM-SP-UP-E	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year with Standard to Premium Support - For Education Accounts Only	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year - Renewal	MI-EMG-D-1YM-S-R-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year Renewal with Standard Support - For Education Accounts Only	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year - Renewal	MI-EMG-D-1YM-P-R-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year Renewal with Premium Support - For Education Accounts Only	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-D-1YS-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Subscription License for 1 Year - For Education Accounts Only	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year - Renewal	MI-EMG-D-1YS-R-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Subscription License for 1 Year Renewal - For Education Accounts Only	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Perpetual License	MI-EMG-DU-PL-UP-E	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Perpetual License - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-DU-1YM-S-UP-E	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Maintenance Support for 1 Year with Standard Support - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-DU-1YM-P-UP-E	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Maintenance Support for 1 Year with Premium Support - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-DU-1YS-UP-E	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Subscription License for 1 Year - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Perpetual License	MI-EMG-U-PL-E	MobileIron Enterprise Mobility Management Gold Bundle per User Perpetual License - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-U-1YM-S-E	MobileIron Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year with Standard Support - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-U-1YM-P-E	MobileIron Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year with Premium Support - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year - Renewal	MI-EMG-U-1YM-S-R-E	MobileIron Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year Renewal with Standard Support - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year - Renewal	MI-EMG-U-1YM-P-R-E	MobileIron Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year Renewal with Premium Support - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-U-1YM-SP-UP-E	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year with Standard to Premium Support - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-U-1YS-E	MobileIron Enterprise Mobility Management Gold Bundle per User Subscription License for 1 Year - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year - Renewal	MI-EMG-U-1YS-R-E	MobileIron Enterprise Mobility Management Gold Bundle per User Subscription License for 1 Year Renewal - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-D-1YMC-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 1 Year - For Education Accounts Only	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMG-D-1YMC-R-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 1 Year Renewal - For Education Accounts Only	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-DU-1YMC-UP-E	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Cloud Subscription License for 1 Year - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-U-1YMC-E	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 1 Year - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20100106.054.A.010

Product	SKU Type	SKU	Description	Price	ATT Cost
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMG-U-1YMC-R-E	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 1 Year Renewal - For Education Accounts Only. 3 devices/user	[* * *]	[* * *]
Notes:

(1) Approved purchasers include public or private educational institutions - teaching from preschool to higher education, and/or vocational—both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility.  Student device licenses are available at [* * *]

(2) Support levels must match across all products purchased
(3) All prices listed in the pricelist are in US Dollars

(4) Device: User = 1:1; Means that if a Customer migrates from “per device” to “per user” - it is a 1:1 migration.

For example if Customer has 100 per device licenses, they would need to move to 100 per user licenses. No returns allowed.

(5) Max of 3 devices/user is the limitation of the per user license. Meaning each “per user” license is limited to 3 devices.
(6) Customers upgrading from Device to User cannot downgrade
(7) Premium Plus requires Premium or Direct Support

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

BLANK PAGE

Amendment no. 20100106.054.S.001.A.013

Amendment 13

To

Supplement

20100106.054.S.001

Between

Mobile Iron

And

AT&T Services, Inc.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

1

Amendment no. 20100106.054.S.001.A.013

Amendment 13 to Supplement 1 to AT&T-Mobile Iron Resale Agreement

This Amendment 13 to Supplement 1 (this “Amendment”), effective on the date when signed by the last of the two Parties to so sign, and amending Supplement no. 20100106.054.S.001 (the “Supplement”) to AT&T-Mobile Iron Resale Agreement no. 20100106.054.C, effective April 22, 2010, as previously amended (the “Agreement”), by and between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”) (each, a “Party” and together, the “Parties”).  In the event of a conflict between the terms of this Amendment and the terms of the Supplement, the terms of this Amendment will control.  Capitalized terms used but not otherwise defined in this Amendment shall have the meanings assigned to them in the Supplement or the Agreement.

*       *       *

Supplier and AT&T are Parties to the Agreement under which Supplier authorizes AT&T to resell Supplier’s material and services to AT&T Customers.

In consideration of the premises and the covenants hereinafter contained, the Parties agree:

1.         Appendix B, “Supplier`s Price(s)”.  The following changes are made to Appendix B “Supplier’s Price(s)”.

Appendix B is amended and restated in its entirety for all Materials and Services other than the AT&T MDM Solution (and related hosting and Software Maintenance Fees) under the Section titled “Anyware Software License Price and Maintenance Fees”, with Appendix B as attached to this Amendment.

The Parties shall use commercially reasonable efforts to modify existing Order processing and administration procedures (including adoption of the new EULA’s for On-Premise and Connected Cloud Products attached hereto as Appendix R-1 and R-2) as may be required to facilitate the prompt introduction of the New Price Tables (as defined on Appendix B).

2.         Section 3.20, Invoicing and Payment. The first three paragraphs of Section 3.20 are deleted and replaced as follows:

Section 3.20 Invoicing and Payment

AT&T will provide to Supplier, Partner Reconciliation Management (PRM) settlement reports (for Material and Services other than AT&T MDM Solution) that will identify total accrued payments for the Material and Services within [* * *] days after the end of each

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

Amendment no. 20100106.054.S.001.A.013

month. The PRM reports will identify what the beginning and end dates are for each settlement period.

Supplier has up to [* * *] days from receipt of the PRM settlement reports (“Dispute Period”) to notify AT&T in writing of any discrepancy between Supplier’s records and the PRM settlement report. [* * *]

Supplier and AT&T will work together in good faith to resolve any discrepancies [* * *]   Supplier will invoice AT&T based on a final reconciliation between Supplier records and PRM settlement reports.  AT&T shall have up to [* * *] after receipt of the invoice to pay Supplier. In the event that a disputed settlement amount cannot be reconciled between the respective Parties, the PRM settlement reports will be the basis of payment to Supplier. [* * *]

For NRC transactions, Supplier will invoice AT&T based on the Supplier’s record of actual Orders fulfilled on or before the last day of the applicable month. The invoice will include sufficient line item detail including AT&T order number, product codes, order date, ship date, unit cost, extended cost and other appropriate data to allow for validation against AT&T order activity inventory and billing records. [* * *]. AT&T shall have up to [* * *] days after receipt of a validated invoice to pay Supplier.

AT&T will also withhold for submission to the appropriate taxing authority any taxes that are charged in connection with the MRC in accordance with Section 3.36, Taxes.

*       *       *

The terms and conditions of the Supplement all other respects remain unmodified and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature on an original document.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date the last Party signs.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

Amendment no. 20100106.054.S.001.A.013

AGREE TO by:

Mobile Iron, Inc.		AT&T Services, Inc.

By:		By:

Printed Name:		Printed Name:	Philip Jurecky

Title:		Title:	Senior Contract Manager

Date:	June , 2014	Date:	June , 2014

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

4

Amendment no. 20100106.054.S.001.A.013

Appendix B — Supplier’s Price(s)

Supplier shall offer Services and Material for the following fees:

A.   Legacy Price Tables

Legacy Products for AT&T - Price List in USD**

Pricing below is included to support AT&T’s current systems which may have the these products still available. All SKU’s below (with the limited execption of MI-CLOUD-BM-ANY-12) have been end-of-life’d by MobileIron.

Individual Products - Connected Cloud
MobileIron Basic Management
SKU Number	Description	MSRP per device	AT&T Discount	Cost to AT&T
MI-CLOUD-BM-ANY-12

MobileIron Connected Cloud Basic Management Subscription with Premium Support - 12 month term - includes MDM, MAM 9up to 2 in-house apps), Atlas, and Security (no app certs) with zero on-premise footprint - features can vary across platforms)

		[* * *]	[* * *]	[* * *]
MobileIron Docs@Work
SKU Number	Description	MSRP per device	AT&T Discount	Cost to AT&T
MI-CLOUD-DAW-12	MobileIron Connected Cloud Docs@Work Subscription with Premium Support - 12 month term	[* * *]	[* * *]	[* * *]
MobileIron Web@Work
SKU Number	Description	MSRP per device	AT&T Discount	Cost to AT&T
MI-CLOUD-WAW-12	MobileIron Connected Cloud Web@Work Subscription with Premium Support - 12 month term	[* * *]	[* * *]	[* * *]
MobileIron AppConnect
SKU Number	Description	MSRP per device	AT&T Discount	Cost to AT&T
MI-CLOUD-APC-12	MobileIron Connected Cloud AppConnect Subscription with Premium Support - 12 month term	[* * *]	[* * *]	[* * *]
MobileIron AppTunnel
SKU Number	Description	MSRP per device	AT&T Discount	Cost to AT&T
MI-CLOUD-APT-12	MobileIron Connected Cloud AppTunnel Subscription with Premium Support - 12 month term	[* * *]	[* * *]	[* * *]
Individual Products - On Premise
MobileIron Docs@Work
SKU Number	Description	MSRP per device	AT&T Discount	Cost to AT&T
MI-DAW-PERP	MobileIron Docs@Work Software License	[* * *]	[* * *]	[* * *]
MI-DAW-12	MobileIron Docs@Work Subscription with Premium Support - 12 month term	[* * *]	[* * *]	[* * *]
MobileIron Web@Work
SKU Number	Description	MSRP per device	AT&T Discount	Cost to AT&T
MI-WAW-PERP	MobileIron Web@Work Software License	[* * *]	[* * *]	[* * *]
MI-WAW-12	MobileIron Web@Work Subscription with Premium Support - 12 month term	[* * *]	[* * *]	[* * *]
MobileIron AppConnect
SKU Number	Description	MSRP per device	AT&T Discount	Cost to AT&T
MI-APC-PERP	MobileIron AppConnect Software License	[* * *]	[* * *]	[* * *]
MI-APC-12	MobileIron AppConnect Subscription with Premium Support - 12 month term	[* * *]	[* * *]	[* * *]
MobileIron AppTunnel
SKU Number	Description	MSRP per device	AT&T Discount	Cost to AT&T
MI-APT-PERP	MobileIron AppTunnel Software License - requires AppConnect	[* * *]	[* * *]	[* * *]
MI-APT-12	MobileIron AppTunnel Subscription with Premium Support - 12 month term - requires AppConnect	[* * *]	[* * *]	[* * *]
Support and Professional Services
MobileIron Support Services - Advanced Management
SKU Number	Description	MSRP per device	AT&T Discount	Cost to AT&T
MI-DAWCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Docs@Work Software License	[* * *]	[* * *]	[* * *]
MI-DAWCUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for Docs@Work Software License	[* * *]	[* * *]	[* * *]
MobileIron Support Services - Docs@Work
SKU Number	Description	MSRP per device	AT&T Discount	Cost to AT&T
MI-DAWCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Docs@Work Software License	[* * *]	[* * *]	[* * *]
MI-DAWCUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for Docs@Work Software License	[* * *]	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

5

Amendment no. 20100106.054.S.001.A.013

November 21, 2013	MobileIron Americas On-Premise Price List in USD**
MobileIron Support Services - Web@Work
SKU Number	Description	MSRP per device	AT&T Discount	Cost to AT&T
MI-WAWCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Web@Work Software License	[* * *]	[* * *]	[* * *]
MI-WAWCUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for Web@Work Software License	[* * *]	[* * *]	[* * *]
MobileIron Support Services - AppConnect
SKU Number	Description	MSRP per device	AT&T Discount	Cost to AT&T
MI-APCCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for AppConnect Software License	[* * *]	[* * *]	[* * *]
MI-APCCUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for AppConnect Software License	[* * *]	[* * *]	[* * *]
MobileIron Support Services - AppTunnel
SKU Number	Description	MSRP per device	AT&T Discount	Cost to AT&T
MI-APTCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for AppTunnel Software License	[* * *]	[* * *]	[* * *]
MI-APTCUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for AppTunnel Software License	[* * *]	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

6

Amendment no. 20100106.054.S.001.A.013

	Americas On-Premise Price List in USD**	Effective November 21,2013
Core Product: Required purchase - choose perpetual or subscription
MobileIron Advanced Management
SKU Number	Description	MSRP per device(1)	AT&T Discount	Cost to AT&T(17)
MI-AM-ANY-PERP	MobileIron Advanced Management Software License - includes MDM, MAM, Atlas, Security, Intelligent Gateway, and Enterprise Integration - features can vary across platforms	[* * *]	[* * *]	[* * *]
MI-AM-ANY-12

MobileIron Advanced Management Subscription with Premium Support - 12 month term - includes MDM, MAM, Atlas, Security, Intelligent Gateway, and Enterprise Integration - features can vary across platforms

		[* * *]	[* * *]	[* * *]
MI-AM-ANY-12-RENEW	MobileIron Advanced Management Subscription with Premium Support - 12 month term renewal	[* * *]	[* * *]	[* * *]
Individual Products
MobileIron App Delivery Network
SKU Number	Description	MSRP per device(2,7)	AT&T Discount	Cost to AT&T(17)
MI-ADN-12	MobileIron App Delivery Network Subscription - 12-month term (includes 5GB / month / device)	[* * *]	[* * *]	[* * *]
MI-ADN-12-RENEW	MobileIron App Delivery Network Subscription - 12-month term renewal	[* * *]	[* * *]	[* * *]
MobileIron ActiveSync Management
SKU Number	Description(9)	MSRP per device(1)	AT&T Discount	Cost to AT&T(17)
MI-EAS-12	MobileIron ActiveSync Management Subscription - 12 month term	[* * *]	[* * *]	[* * *]
MI-EAS-12-RENEW	MobileIron ActiveSync Management Subscription - 12 month term renewal	[* * *]	[* * *]	[* * *]
MobileIron Resell of TouchDown
SKU Number	Description	MSRP per device(1,7)	AT&T Discount	Cost to AT&T(17)
ND-TD-ANDR-PERP	TouchDown (TD) by NitroDesk - Email Application Software License - Android only	[* * *]	[* * *]	[* * *]
MobileIron Resell of Samsung Knox
SKU Number	Description (13, 15)	MSRP per device(1,7)	AT&T Discount	Cost to AT&T(17)
MI-KNOX-12	MobileIron resell of Samsung Knox software license - 12 month subscription	[* * *]	[* * *]	[* * *]
MI-KNOX-12-RENEW	MobileIron resell of Samsung Knox software license - 12 month subscription renewal	[* * *]	[* * *]	[* * *]
MobileIron Resell of Divide PIM
SKU Number	Description (13, 16)	MSRP per device(1,7)	AT&T Discount	Cost to AT&T(17)
DI-PIM-PERP	Divide PIM - PIM Application Software License	[* * *]	[* * *]	[* * *]
DI-PIM-12	Divide PIM - PIM Application Subscription with Premium Support - 12 month term	[* * *]	[* * *]	[* * *]
DI-PIM-12-RENEW	Divide PIM - PIM Application Subscription with Premium Support - 12 month term renewal	[* * *]	[* * *]	[* * *]
Product Bundles: Choose perpetual or subscription
MobileIron Management & Apps Bundle
SKU Number	Description	Promo Price through December 31, 2013 - MSRP per device(1,7)	AT&T Discount	Cost to AT&T(17)
MI-AMAPP-PERP	MobileIron Advanced Management, AppConnect, and AppTunnel Bundle Software License	[* * *]	[* * *]	[* * *]
MI-AMAPP-12	MobileIron Advanced Management, AppConnect, and AppTunnel Bundle Subscription with Premium Support - 12 month term	[* * *]	[* * *]	[* * *]
MI-AMAPP-12-RENEW	MobileIron Advanced Management, AppConnect, and AppTunnel Bundle Subscription with Premium Support - 12 month term renewal	[* * *]	[* * *]	[* * *]
MobileIron Management & Docs Bundle
SKU Number	Description	Promo Price through December 31, 2013 - MSRP per device(1,7)	AT&T Discount	Cost to AT&T(17)
MI-AMDAW-PERP	MobileIron Advanced Management and Docs@Work Bundle Software License	[* * *]	[* * *]	[* * *]
MI-AMDAW-12	MobileIron Advanced Management and Docs@Work Bundle Subscription with Premium Support - 12 month term	[* * *]	[* * *]	[* * *]
MI-AMDAW-12-RENEW	MobileIron Advanced Management and Docs@Work Bundle Subscription with Premium Support - 12 month term renewal	[* * *]	[* * *]	[* * *]
MobileIron Management & Web Bundle
SKU Number	Description	Promo Price through December 31, 2013 - MSRP per device(1,7)	AT&T Discount	Cost to AT&T(17)
MI-AMWAW-PERP	MobileIron Advanced Management and Web@Work Bundle Software License	[* * *]	[* * *]	[* * *]
MI-AMWAW-12	MobileIron Advanced Management and Web@Work Bundle Subscription with Premium Support - 12 month term	[* * *]	[* * *]	[* * *]
MI-AMWAW-12-RENEW	MobileIron Advanced Management and Web@Work Bundle Subscription with Premium Support - 12 month term renewal	[* * *]	[* * *]	[* * *]
MobileIron Premium Bundle
SKU Number	Description	Promo Price through December 31, 2013 - MSRP per device(1,7)	AT&T Discount	Cost to AT&T(17)
MI-AMPRE-PERP	MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle Software License	[* * *]	[* * *]	[* * *]
MI-AMPRE-12	MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work, Docs@Work Bundle Subscription with Premium Support - 12 month term	[* * *]	[* * *]	[* * *]
Upgrade SKUs - Advanced Management to Bundles
MobileIron Advanced Management upgrade to Apps Bundle
SKU Number	Description	MSRP per device(1)	AT&T Discount	Cost to AT&T
MI-AM-AMAPP-PERP-UP	Upgrade from Advanced Management to the MobileIron Advanced Management, AppConnect, and AppTunnel Bundle	[* * *]	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

7

Amendment no. 20100106.054.S.001.A.013

MI-AM-AMAPP-SUB-UP	Upgrade from Advanced Management to the MobileIron Advanced Management, AppConnect, and AppTunnel Bundle - 12 Month Subscription	[* * *]	[* * *]	[* * *]
MobileIron Advanced Management upgrade to Web Bundle
SKU Number	Description	MSRP per device(1)	AT&T Discount	Cost to AT&T
MI-AM-AMWAW-PERP-UP	Upgrade from Advanced Management to the MobileIron Advanced Management and Web@Work Bundle	[* * *]	[* * *]	[* * *]
MI-AM-AMWAW-SUB-UP	Upgrade from Advanced Management to the MobileIron Advanced Management and Web@Work Bundle - 12 Month Subscription	[* * *]	[* * *]	[* * *]
MobileIron Advanced Management upgrade to Docs Bundle
SKU Number	Description	MSRP per device(1)	AT&T Discount	Cost to AT&T
MI-AM-AMDAW-PERP-UP	Upgrade from Advanced Management to the MobileIron Advanced Management SKU upgraded to the Docs Bundle which includes Docs@Work	[* * *]	[* * *]	[* * *]
MI-AM-AMDAW-SUB-UP	Upgrade from Advanced Management to the MobileIron Advanced Management SKU upgraded to the Docs Bundle which includes Docs@Work - 12 Month Subscription	[* * *]	[* * *]	[* * *]
MobileIron Advanced Management upgrade to Premium Bundle
SKU Number	Description	MSRP per device(1)	AT&T Discount	Cost to AT&T
MI-AM-AMPRE-PERP-UP	Upgrade from Advanced Management to the MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle	[* * *]	[* * *]	[* * *]
MI-AM-AMPRE-SUB-UP	Upgrade from Advanced Management to the MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle - 12 Month Subscription	[* * *]	[* * *]	[* * *]
Upgrade SKUs - Bundles to Premium Bundle
MobileIron Apps Bundle upgrade to Premium Bundle
SKU Number	Description	MSRP per device(1)	AT&T Discount	Cost to AT&T
MI-AMAPP-PRE-PERP-UP	Upgrade from the Apps Bundle to the MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle	[* * *]	[* * *]	[* * *]
MI-AMAPP-PRE-SUB-UP	Upgrade from the Apps Bundle to the MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle - 12 Month Subscription	[* * *]	[* * *]	[* * *]
MobileIron Web Bundle upgrade to Premium Bundle
SKU Number	Description	MSRP per device(1)	AT&T Discount	Cost to AT&T
MI-AMWAW-PRE-PERP-UP	Upgrade from the Web Bundle to the MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle	[* * *]	[* * *]	[* * *]
MI-AMWAW-PRE-SUB-UP	Upgrade from the Web Bundle to the MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle - 12 Month Subscription	[* * *]	[* * *]	[* * *]
MobileIron Docs Bundle upgrade to Premium Bundle
SKU Number	Description	MSRP per device(1)	AT&T Discount	Cost to AT&T
MI-AMDAW-PRE-PERP-UP	Upgrade from the Docs Bundle to the MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle	[* * *]	[* * *]	[* * *]
MI-AMDAW-PRE-SUB-UP	Upgrade from the Docs Bundle to the MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle - 12 Month Subscription	[* * *]	[* * *]	[* * *]
Education SKUs
MobileIron Management & Docs Bundle - For Education Accounts Only
SKU Number	Description(14)	MSRP per device(1)	AT&T Discount	Cost to AT&T
MI-AMDAW-PERP-EDU	MobileIron Advanced Management and Docs@Work Bundle Software License - For Education Accounts Only	[* * *]	[* * *]	[* * *]
MI-AMDAW-12-EDU	MobileIron Advanced Management and Docs@Work Bundle Subscription with Premium Support - 12 month term - For Education Accounts Only	[* * *]	[* * *]	[* * *]
MI-AMDAW-12-EDU-RENEW	MobileIron Advanced Management and Docs@Work Bundle Subscription with Premium Support - 12 month term renewal - For Education Accounts Only	[* * *]	[* * *]	[* * *]
MobileIron Premium Bundle - For Education Accounts Only
SKU Number	Description(14)	MSRP per device(1)	AT&T Discount	Cost to AT&T
MI-AMPRE-PERP-EDU	MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle Software - For Education Accounts Only	[* * *]	[* * *]	[* * *]
MI-AMPRE-12-EDU	MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work, Docs@Work Bundle Subscription with Premium Support - 12 month term - For Education Accounts Only	[* * *]	[* * *]	[* * *]
MI-AMPRE-12-EDU-RENEW	MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work, Docs@Work Bundle Subscription with Premium Support - 12 month term - For Education Accounts Only	[* * *]	[* * *]	[* * *]
MobileIron Support Services - Management and Docs Bundle - For Education Accounts Only
SKU Number	Description(14)	MSRP per device(1)	AT&T Discount	Cost to AT&T
MI-AMDAWCUSTCARE-EDU	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Advanced Management and Docs@Work Bundle - — [* * *]	[* * *]	[* * *]	[* * *]
MI-AMDAWCUSTCARERENEW-EDU	MobileIron Annual Standard Support and Maintenance Renewal for Advanced Management and Docs@Work Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MI-AMDAWCUSTCAREPREMIUM-EDU	MobileIron Annual Premium Support and Maintenance (24x7) for Advanced Management and Docs@Work Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MI-AMDAWCUSTCAREPREMIUMRENEW-EDU	MobileIron Annual Premium Support and Maintenance Renewalfor Advanced Management and Docs@Work Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MobileIron Support Services - Premium Bundle - For Education Accounts Only

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

8

Amendment no. 20100106.054.S.001.A.013

SKU Number	Description(14)	MSRP per device(1)	AT&T Discount	Cost to AT&T
MI-AMPRECUSTCARE-EDU	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MI-AMPRECUSTCARERENEW-EDU	MobileIron Annual Standard Support and Maintenance Renewal for Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle — [* * *]	[* * *]	[* * *]	[* * *]
MI-AMPRECUSTCAREPREMIUM-EDU	MobileIron Annual Premium Support and Maintenance (24x7) for Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle — [* * *]	[* * *]	[* * *]	[* * *]
MI-AMPRECUSTCAREPREMIUMRENEW-EDU	MobileIron Annual Premium Support and Maintenance Renewal for Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle — [* * *]	[* * *]	[* * *]	[* * *]
Deployment Options: If hardware purchased
MobileIron Hardware Appliance
SKU Number	Description	MSRP per appliance(3)	AT&T Discount	Cost to AT&T
MI-APPL-ANY	MobileIron M2100 Hardware Appliance for VSP (Single CPU, 4 cores, 32GB RAM, dual 500GB hard disks, 2 year non-extendable warranty)	[* * *]	[* * *]	[* * *]
MI-APPL2500	MobileIron M2500 Hardware Appliance for VSP (2 CPU sockets, 16 cores, 64GB RAM, four 600 GB 6Gb/s SAS drives in RAID 10 array, redundant power supplies and fans, 3 year non-extendable warranty)	[* * *]	[* * *]	[* * *]
MI-APPLSENTRY-ANY	MobileIron M2100 Hardware Appliance for Sentry (Single CPU, 4 cores, 32GB RAM, dual 500GB hard disks, 2 year non-extendable warranty)	[* * *]	[* * *]	[* * *]
MI-APPLSENTRY2500-ANY	MobileIron M2500 Hardware Appliance for Sentry (2 CPU sockets, 16 cores, 64GB RAM, four 600 GB 6Gb/s SAS drives in RAID 10 array, redundant power supplies and fans, 3 year non-extendable warranty)	[* * *]	[* * *]	[* * *]
MI-APPLCONNECT-ANY	MobileIron M2100 Hardware Appliance for Connector (Single CPU, 4 cores, 32GB RAM, dual 500GB hard disks, 2 year non-extendable warranty)	[* * *]	[* * *]	[* * *]
BYOD Portal Perpetual
MobileIron BYOD Portal
SKU Number	Description	MSRP per instance	AT&T Discount	Cost to AT&T
MI-BYOD-PERP-1-1000	MobileIron BYOD Portal Software License for Between 1-1,000 Devices	[* * *]	[* * *]	[* * *]
MI-BYOD-PERP-1001-5000	MobileIron BYOD Portal Software License for Between 1,000-5,000 Devices	[* * *]	[* * *]	[* * *]
MI-BYOD-PERP-5001+	MobileIron BYOD Portal Software License for Greater than 5,000 Devices	[* * *]	[* * *]	[* * *]
BYOD Portal Perpetual Support
MobileIron Support Services - BYOD Portal
SKU Number	Description(10)	MSRP per service(4)	AT&T Discount	Cost to AT&T
MI-BYODCUSTCARE-1-1000	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for BYOD Portal- [* * *]	[* * *]	[* * *]	[* * *]
MI-BYODCUSTCARERENEW-1-1000	MobileIron Annual Standard Support and Maintenance Renewal for BYOD Portal- [* * *]	[* * *]	[* * *]	[* * *]
MI-BYODCUSTCAREPREMIUM-1-1000	MobileIron Annual Premium Support and Maintenance (24x7) for BYOD Portal- [* * *]	[* * *]	[* * *]	[* * *]
MI-BYODCUSTCAREPREMIUMRENEW-1-1000	MobileIron Annual Premium Support and Maintenance Renewal for BYOD Portal- [* * *]	[* * *]	[* * *]	[* * *]
MI-BYODCUSTCARE-1001-5000	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for BYOD Portal- [* * *]	[* * *]	[* * *]	[* * *]
MI-BYODCUSTCARERENEW-1001-5000	MobileIron Annual Standard Support and Maintenance Renewal for BYOD Portal- [* * *]	[* * *]	[* * *]	[* * *]
MI-BYODCUSTCAREPREMIUM-1001-5000	MobileIron Annual Premium Support and Maintenance (24x7) for BYOD Portal- [* * *]	[* * *]	[* * *]	[* * *]
MI-BYODCUSTCAREPREMIUMRENEW-1001-5000	MobileIron Annual Premium Support and Maintenance Renewal for BYOD Portal- [* * *]	[* * *]	[* * *]	[* * *]
MI-BYODCUSTCARE-5000+	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for BYOD Portal- [* * *]	[* * *]	[* * *]	[* * *]
MI-BYODCUSTCARERENEW-5000+	MobileIron Annual Standard Support and Maintenance Renewal for BYOD Portal- [* * *]	[* * *]	[* * *]	[* * *]
MI-BYODCUSTCAREPREMIUM-5000+	MobileIron Annual Premium Support and Maintenance (24x7) for BYOD Portal- [* * *]	[* * *]	[* * *]	[* * *]
MI-BYODCUSTCAREPREMIUMRENEW-5000+	MobileIron Annual Premium Support and Maintenance Renewal for BYOD Portal- [* * *]	[* * *]	[* * *]	[* * *]
BYOD Portal Update Set for ServiceNow Perpetual
MobileIron BYOD Portal Update Set for ServiceNow
SKU Number	Description	MSRP per instance	AT&T Discount	Price to AT&T
MI-BYOD-SERVNOW-PERP	MobileIron BYOD Portal Update Set for ServiceNow Software License - For use with MobileIron BYOD Portal - Facilitates Integration into ServiceNow’s Service Catalog Workflow.	[* * *]	[* * *]	[* * *]
BYOD Portal Update Set for ServiceNow Perpetual Americas
MobileIron Support Services - BYOD Portal Update Set for ServiceNow
SKU Number	Description(10)	MSRP per service(4)	AT&T Discount	Cost to AT&T
MI-BYODSERVNOW-CUSTCARE	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for BYOD Portal Update Set for ServiceNow - [* * *]	[* * *]	[* * *]	[* * *]
MI-BYODSERVNOW-CUSTCARERENEW	MobileIron Annual Standard Support and Maintenance Renewal for BYOD Portal Update Set for ServiceNow - [* * *]	[* * *]	[* * *]	[* * *]
MI-BYODSERVNOW-CUSTCAREPREMIUM	MobileIron Annual Premium Support and Maintenance (24x7) for BYOD Portal Update Set for ServiceNow - [* * *]	[* * *]	[* * *]	[* * *]
MI-BYODSERVNOW-CUSTCAREPREMIUMRENEW	MobileIron Annual Premium Support and Maintenance Renewal for BYOD Portal Update Set for ServiceNow - [* * *]	[* * *]	[* * *]	[* * *]
Support and Professional Services

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

9

Amendment no. 20100106.054.S.001.A.013

MobileIron Support Services - Advanced Management
SKU Number	Description(10)	MSRP per service(4)	AT&T Discount	Cost to AT&T
MI-CUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Advanced Management Software License - [* * *]	[* * *]	[* * *]	[* * *]
MI-CUSTCARERENEW-ANY	MobileIron Annual Standard Support and Maintenance Renewal for Advanced Management — [* * *]	[* * *]	[* * *]	[* * *]
MI-CUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for Advanced Management Software License - [* * *]	[* * *]	[* * *]	[* * *]
MI-CUSTCAREPREMIUMRENEW-ANY	MobileIron Annual Premium Support and Maintenance Renewal for Advanced Management Software License - [* * *]	[* * *]	[* * *]	[* * *]
MobileIron Support Services - Advanced Management and Apps Bundle
SKU Number	Description(10)	MSRP per service(4)	AT&T Discount	Cost to AT&T
MI-AMAPPCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Advanced Management, AppConnect, and AppTunnel Bundle Software License - [* * *]	[* * *]	[* * *]	[* * *]
MI-AMAPPCUSTCARERENEW-ANY	MobileIron Annual Standard Support and Maintenance Renewal for Advanced Management, AppConnect, and AppTunnel Bundle Software License - [* * *]	[* * *]	[* * *]	[* * *]
MI-AMAPPCUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for Advanced Management, AppConnect, and AppTunnel Bundle Software License - [* * *]	[* * *]	[* * *]	[* * *]
MI-AMAPPCUSTCAREPREMIUMRENEW-ANY	MobileIron Annual Premium Support and Maintenance Renewal for Advanced Management, AppConnect, and AppTunnel Bundle Software License - [* * *]	[* * *]	[* * *]	[* * *]
MobileIron Support Services - Advanced Management and Docs Bundle
SKU Number	Description(10)	MSRP per service(4)	AT&T Discount	Cost to AT&T
MI-AMDAWCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Advanced Management and Docs@Work Bundle Software License - [* * *]	[* * *]	[* * *]	[* * *]
MI-AMDAWCUSTCARERENEW-ANY	MobileIron Annual Standard Support and Maintenance Renewal for Advanced Management and Docs@Work Bundle Software License - [* * *]	[* * *]	[* * *]	[* * *]
MI-AMDAWCUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for Advanced Management and Docs@Work Bundle Software License - [* * *]	[* * *]	[* * *]	[* * *]
MI-AMDAWCUSTCAREPREMIUMRENEW-ANY	MobileIron Annual Premium Support and Maintenance Renewal for Advanced Management and Docs@Work Bundle Software License - [* * *]	[* * *]	[* * *]	[* * *]
MobileIron Support Services - Advanced Management and Web Bundle
SKU Number	Description(10)	MSRP per service(4)	AT&T Discount	Cost to AT&T
MI-AMWAWCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Advanced Management and Web@Work Bundle Software License - [* * *]	[* * *]	[* * *]	[* * *]
MI-AMWAWCUSTCARERENEW-ANY	MobileIron Annual Standard Support and Maintenance Renewal for Advanced Management and Web@Work Bundle Software License - [* * *]	[* * *]	[* * *]	[* * *]
MI-AMWAWCUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for Advanced Management and Web@Work Bundle Software License - [* * *]	[* * *]	[* * *]	[* * *]
MI-AMWAWCUSTCAREPREMIUMRENEW-ANY	MobileIron Annual Premium Support and Maintenance Renewal for Advanced Management and Web@Work Bundle Software License - [* * *]	[* * *]	[* * *]	[* * *]
MobileIron Support Services - Premium Bundle
SKU Number	Description(10)	MSRP per service(4)	AT&T Discount	Cost to AT&T
MI-AMPRECUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle Software License - [* * *]	[* * *]	[* * *]	[* * *]
MI-AMPRECUSTCARERENEW-ANY	MobileIron Annual Standard Support and Maintenance Renewal for Advanced Management, AppConnect, AppTunnel, and Docs@Work Bundle Software License - [* * *]	[* * *]	[* * *]	[* * *]
MI-AMPRECUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle Software License - [* * *]	[* * *]	[* * *]	[* * *]
MI-AMPRECUSTCAREPREMIUMRENEW-ANY	MobileIron Annual Premium Support and Maintenance Renewal for Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle Software License - [* * *]	[* * *]	[* * *]	[* * *]
MobileIron Support Services - TouchDown
SKU Number	Description(10)	MSRP per service(4)	AT&T Discount	Cost to AT&T
MI-TDCUSTCARE-ANDR	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for TouchDown - [* * *]	[* * *]	[* * *]	[* * *]
MI-TDCUSTCARERENEW-ANDR	MobileIron Annual Standard Support and Maintenance Renewal for TouchDown - [* * *]	[* * *]	[* * *]	[* * *]
MI-TDCUSTCAREPREMIUM-ANDR	MobileIron Annual Premium Support and Maintenance (24x7) for TouchDown - [* * *]	[* * *]	[* * *]	[* * *]
MI-TDCUSTCAREPREMIUMRENEW-ANDR	MobileIron Annual Premium Support and Maintenance Renewal for TouchDown - [* * *]	[* * *]	[* * *]	[* * *]
MobileIron Support Services - Divide PIM Support
SKU Number	Description (16)	MSRP per service	AT&T Discount	Cost to AT&T
DIV-PIMCUSTCARE	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for Divide PIM	[* * *]	[* * *]	[* * *]
DIV-PIMCUSTCARERENEW	MobileIron Annual Standard Support and Maintenance Renewal for Divide PIM	[* * *]	[* * *]	[* * *]
DIV-PIMCUSTCAREPREMIUM	MobileIron Annual Premium Support and Maintenance (24x7) for Divide PIM	[* * *]	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

10

Amendment no. 20100106.054.S.001.A.013

DIV-PIMCUSTCAREPREMIUMRENEW	MobileIron Annual Premium Support and Maintenance Renewal for Divide PIM	[* * *]	[* * *]	[* * *]
MobileIron Professional Services
SKU Number	Description	MSRP per service	AT&T Discount	Cost to AT&T
MI-CORE-ANY	Professional Services - Install (core functionality, simple setup)	[* * *]	[* * *]	[* * *]
MI-TRN-ANY	Professional Services - Training (technical product review)	[* * *]	[* * *]	[* * *]
MI-PS-ANY	Professional Services - Custom scope (e.g. multi-site, certificate integration, health checks, follow-on services)	[* * *]	[* * *]	[* * *]
MI-PS-ENHANCED-ANY	Professional Services - Install (core functionality + Sentry high availability + Docs@Work, Web@Work)	[* * *]	[* * *]	[* * *]
MI-PS-PREMIUM-ANY	Professional Services - Install (core functionality + Sentry and VSP high availability + PKI Integration + Docs@Work, Web@Work)	[* * *]	[* * *]	[* * *]
MI-PSPREMIUMPLUS-ANY	PremiumPlus Services and Strategic Account Management (annual fee)(8)	[* * *]	[* * *]	[* * *]
MI-PS-REMOTE-HC	Professional Services - 8 hr Remote Healthcheck (technical review + recommendations)	[* * *]	[* * *]	[* * *]
MI-PS-ONSITE-REMOTE-HC	Professional Services - 24hr Onsite+Remote Healthcheck (deep dive technical review + recommendations)	[* * *]	[* * *]	[* * *]
Support on Upgrade SKUs
MobileIron Support Services - Advanced Management upgrade to Apps Bundle
SKU Number	Description(10)	MSRP per device(1)	AT&T Discount	Cost to AT&T
MI-UPAMAPPCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for upgrade from Advanced Management to Apps Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MI-UPAMAPPCUSTCARERENEW-ANY	MobileIron Annual Standard Support and Maintenance Renewal for upgrade from Advanced Management to Apps Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MI-UPAMAPPCUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for upgrade from Advanced Management to Apps Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MI-UPAMAPPCUSTCAREPREMIUMRENEW-ANY	MobileIron Annual Premium Support and Maintenance Renewal for upgrade from Advanced Management to Apps Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MobileIron Support Services - Advanced Management upgrade to Web Bundle
SKU Number	Description(10)	MSRP per device(1)	AT&T Discount	Cost to AT&T
MI-UPAMWAWCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for upgrade from Advanced Management to Web Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MI-UPAMWAWCUSTCARERENEW-ANY	MobileIron Annual Standard Support and Maintenance Renewal for upgrade from Advanced Management to Web Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MI-UPAMWAWCUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for upgrade from Advanced Management to Web Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MI-UPAMWAWCUSTCAREPREMIUMRENEW-ANY	MobileIron Annual Premium Support and Maintenance Renewal for upgrade from Advanced Management to Web Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MobileIron Support Services - Advanced Management upgrade to Docs Bundle
SKU Number	Description(10)	MSRP per device(1)	AT&T Discount	Cost to AT&T
MI-UPAMDAWCUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for upgrade from Advanced Management to Docs Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MI-UPAMDAWCUSTCARERENEW-ANY	MobileIron Annual Standard Support and Maintenance Renewal for upgrade from Advanced Management to Docs Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MI-UPAMDAWCUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for upgrade from Advanced Management to Docs Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MI-UPAMDAWCUSTCAREPREMIUMRENEW-ANY	MobileIron Annual Premium Support and Maintenance Renewal for upgrade from Advanced Management to Docs Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MobileIron Support Services - Advanced Management upgrade to Premium Bundle
SKU Number	Description(10)	MSRP per device(1)	AT&T Discount	Cost to AT&T
MI-UPAMPRECUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for upgrade from Advanced Management to Premium Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MI-UPAMPRECUSTCARERENEW-ANY	MobileIron Annual Standard Support and Maintenance Renewal for upgrade from Advanced Management to Premium Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MI-UPAMPRECUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for upgrade from Advanced Management to Premium Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MI-UPAMPRECUSTCAREPREMIUMRENEW-ANY	MobileIron Annual Premium Support and Maintenance Renewal for upgrade from Advanced Management to Premium Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MobileIron Support Services - Apps Bundle upgrade to Premium Bundle
SKU Number	Description(10)	MSRP per device(1)	AT&T Discount	Price to AT&T
MI-UPAPPPRECUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for upgrade from App Bundle to Premium Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MI-UPAPPPRECUSTCARERENEW-ANY	MobileIron Annual Standard Support and Maintenance Renewal for upgrade from App Bundle to Premium Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MI-UPAPPPRECUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for upgrade from App Bundle to Premium Bundle	[* * *]	[* * *]	[* * *]
MI-UPAPPPRECUSTCAREPREMIUMRENEW-ANY	MobileIron Annual Premium Support and Maintenance Renewal for upgrade from App Bundle to Premium Bundle	[* * *]	[* * *]	[* * *]
MobileIron Support Services - Web Bundle upgrade to Premium Bundle
SKU Number	Description(10)	MSRP per device(1)	AT&T Discount	Price to AT&T

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

11

Amendment no. 20100106.054.S.001.A.013

MI-UPWAWPRECUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for upgrade from Web Bundle to Premium Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MI-UPWAWPRECUSTCARERENEW-ANY	MobileIron Annual Standard Support and Maintenance Renewal for upgrade from Web Bundle to Premium Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MI-UPWAWPRECUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for upgrade from Web Bundle to Premium Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MI-UPWAWPRECUSTCAREPREMIUMRENEW-ANY	MobileIron Annual Premium Support and Maintenance Renewal for upgrade from Web Bundle to Premium Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MobileIron Support Services - Docs Bundle upgrade to Premium Bundle
SKU Number	Description(10)	MSRP per device(1)	AT&T Discount	Price to AT&T
MI-UPDAWPRECUSTCARE-ANY	MobileIron Annual Standard Support and Maintenance (6AM-6PM PST Mon-Fri) for upgrade from Docs Bundle to Premium Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MI-UPDAWPRECUSTCARERENEW-ANY	MobileIron Annual Standard Support and Maintenance Renewal for upgrade from Docs Bundle to Premium Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MI-UPDAWPRECUSTCAREPREMIUM-ANY	MobileIron Annual Premium Support and Maintenance (24x7) for upgrade from Docs Bundle to Premium Bundle - [* * *]	[* * *]	[* * *]	[* * *]
MI-UPDAWPRECUSTCAREPREMIUMRENEW-ANY	MobileIron Annual Premium Support and Maintenance Renewal for upgrade from Docs Bundle to Premium Bundle - [* * *]	[* * *]	[* * *]	[* * *]

** THIS PRICE LIST SUPERSEDES ALL PREVIOUS PRICE LISTS. ALL PREVIOUS PRICE LISTS IN THEIR ENTIRETY ARE NULL AND VOID.
Notes:
(1) Min purchase = [* * *] devices
(2) Requires one license for every device under MobileIron management
(3) Does not include shipping and handling
(4) % of software license list price - only for perpetual pricing
(5) Android, iOS, Mac OS X, Windows Phone 8: BES integration for BlackBerry policy mgmt not priced separately; Features can vary across platforms
(6) Must use same licensing model (perpetual or subscription) as Advanced Management
(7) Requires purchase of Advanced Management
(8) Must also have MobileIron Annual Premium Support and Maintenance
(10) Support levels must match across products purchased
(11) Must be purchased for each device that has internal or third-party apps installed and being managed through MobileIron using AppConnect functionality; no developer fee
(12) Must be purchased for each device that has internal or third-party apps installed and being managed through MobileIron using AppTunnel functionality; no developer fee
(13) Requires purchase of Apps Bundle or Premium Bundle

(14) Approved purchasers include public or private educational institutions—teaching from preschool to higher education, and/or vocational—both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility.  Student device licenses are available at no charge on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis.  A minimum of [* * *] paid licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

(15) Only available for Samsung KNOX capable devices.
(16) Divide PIM license and support is only available on Android OS.
(17) AT&T Pricing is set as per the terms of the contract between AT&T and MobileIron. Promo-bundle expiration dates do not apply.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

12

Amendment no. 20100106.054.S.001.A.013

	Americas Connected Cloud Price List in USD **	Effective Nov 21, 2013
Core Service: Required purchase
MobileIron Advanced Management
SKU Number	Description(5)	MSRP per device(1)	AT&T Discount	Cost to AT&T
MI-CLOUD-AM-ANY-12

MobileIron Connected Cloud Advanced Management Subscription with Premium Support - 12 month term - includes MDM, MAM, Atlas, Security, Intelligent Gateway, and Enterprise Integration - features can vary across platforms

		[* * *]	[* * *]	[* * *]
MI-CLOUD-AM-ANY-12-RENEW	MobileIron Connected Cloud Advanced Management Subscription with Premium Support - 12 month term renewal	[* * *]	[* * *]	[* * *]
Individual Products
MobileIron App Delivery Network
SKU Number	Description	MSRP per device(2,13)	AT&T Discount	Cost to AT&T
MI-CLOUD-ADN-12	MobileIron Connected Cloud App Delivery Network Subscription - 12-month term (includes 5GB / month / device)	[* * *]	[* * *]	[* * *]
MI-CLOUD-ADN-12-RENEW	MobileIron Connected Cloud App Delivery Network Subscription - 12-month term renewal	[* * *]	[* * *]	[* * *]
MI-CLOUD-ADN-1TB	1 TB additional data for MobileIron Connected Cloud App Delivery Network (for data over-run in a given month)	[* * *]	[* * *]	[* * *]
MobileIron ActiveSync Management
SKU Number	Description(7)	MSRP per device(1)	AT&T Discount	Cost to AT&T
MI-CLOUD-EAS-12	MobileIron Connected Cloud ActiveSync Management Subscription - 12 month term	[* * *]	[* * *]	[* * *]
MI-CLOUD-EAS-12-RENEW	MobileIron Connected Cloud ActiveSync Management Subscription - 12 month term renewal	[* * *]	[* * *]	[* * *]
MobileIron Resell of TouchDown
SKU Number	Description	MSRP per device(1,2)	AT&T Discount	Cost to AT&T
ND-TD-ANDR-PERP	TouchDown (TD) by NitroDesk - Email Application Software License - Android only	[* * *]	[* * *]	[* * *]
MobileIron Resell of Samsung Knox
SKU Number	Description (10, 15)	MSRP per device(1,2)	AT&T Discount	Cost to AT&T
MI-CLOUD-KNOX-12	MobileIron resell of Samsung Knox solution software license - 12 month Connected Cloud subscription	[* * *]	[* * *]	[* * *]
MI-CLOUD-KNOX-12-RENEW	MobileIron resell of Samsung Knox solution software license - 12 month Connected Cloud subscription renewal	[* * *]	[* * *]	[* * *]
MobileIron Resell of Divide PIM
SKU Number	Description (10, 16)	MSRP per device(1,2)	AT&T Discount	Cost to AT&T
DI-PIM-PERP	Divide PIM - PIM Application Software License	[* * *]	[* * *]	[* * *]
DI-PIM-12	Divide PIM - PIM Application Subscription with Premium Support - 12 month term	[* * *]	[* * *]	[* * *]
DI-PIM-12-RENEW	Divide PIM - PIM Application Subscription with Premium Support - 12 month term renewal	[* * *]	[* * *]	[* * *]
Service Bundles
MobileIron Management & Apps Bundle
SKU Number	Description	Promo Price through December 31, 2013 - MSRP per device(1,2)	AT&T Discount	Cost to AT&T(17)
MI-CLOUD-AMAPP-12	MobileIron Connected Cloud Advanced Management, AppConnect, and AppTunnel Bundle Subscription with Premium Support - 12 month term	[* * *]	[* * *]	[* * *]
MI-CLOUD-AMAPP-12-RENEW	MobileIron Connected Cloud Advanced Management, AppConnect, and AppTunnel Bundle Subscription with Premium Support - 12 month term renewal	[* * *]	[* * *]	[* * *]
MobileIron Management & Docs Bundle
SKU Number	Description	Promo Price through December 31, 2013 - MSRP per device(1,2)	AT&T Discount	Cost to AT&T(17)
MI-CLOUD-AMDAW-12	MobileIron Connected Cloud Advanced Management and Docs@Work Bundle Subscription with Premium Support - 12 month term	[* * *]	[* * *]	[* * *]
MI-CLOUD-AMDAW-12-RENEW	MobileIron Connected Cloud Advanced Management and Docs@Work Bundle Subscription with Premium Support - 12 month term renewal	[* * *]	[* * *]	[* * *]
MobileIron Management & Web Bundle
SKU Number	Description	Promo Price through December 31, 2013 - MSRP per device(1,2)	AT&T Discount	Cost to AT&T(17)
MI-CLOUD-AMWAW-12	MobileIron Connected Cloud Advanced Management and Web@Work Bundle Subscription with Premium Support - 12 month term	[* * *]	[* * *]	[* * *]
MI-CLOUD-AMWAW-12-RENEW	MobileIron Connected Cloud Advanced Management and Web@Work Bundle Subscription with Premium Support - 12 month term renewal	[* * *]	[* * *]	[* * *]
MobileIron Premium Bundle
SKU Number	Description	Promo Price through December 31, 2013 - MSRP per device(1,2)	AT&T Discount	Cost to AT&T(17)
MI-CLOUD-AMPRE-12	MobileIron Connected Cloud Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle Subscription with Premium Support - 12 month term	[* * *]	[* * *]	[* * *]
MI-CLOUD-AMPRE-12-RENEW	MobileIron Connected Cloud Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle Subscription with Premium Support - 12 month term renewal	[* * *]	[* * *]	[* * *]
Upgrade SKU - Subscription Licenses
Advanced Management upgrade to Apps Bundle - Subscription Upgrade
SKU Number	Description	MSRP per device(1)	AT&T Discount	Cost to AT&T
MI-CLOUD-AM-AMAPP-SUB-UP	Connected Cloud upgrade from Advanced Management to the MobileIron Advanced Management, AppConnect, and AppTunnel Bundle - 12 Month Subscription	[* * *]	[* * *]	[* * *]
Advanced Management upgrade to Web Bundle - Subscription Upgrade
SKU Number	Description	MSRP per device(1)	AT&T Discount	Cost to AT&T
MI-CLOUD-AM-AMWAW-SUB-UP	Connected Cloud upgrade from Advanced Management to the MobileIron Advanced Management and Web Bundle - 12 Month Subscription	[* * *]	[* * *]	[* * *]
Advanced Management upgrade to Docs Bundle - Subscription Upgrade
SKU Number	Description	MSRP per device(1)	AT&T Discount	Cost to AT&T
MI-CLOUD-AM-AMDAW-SUB-UP	Connected Cloud upgrade from Advanced Management to the MobileIron Advanced Management SKU upgraded to the Docs Bundle which includes Docs@Work - 12 Month Subscription	[* * *]	[* * *]	[* * *]
Advanced Management upgrade to Premium Bundle - Subscription Upgrade
SKU Number	Description	MSRP per device(1)	AT&T Discount	Cost to AT&T
MI-CLOUD-AM-AMPRE-SUB-UP	Connected Cloud upgrade from Advanced Management to the MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle - 12 Month Subscription	[* * *]	[* * *]	[* * *]
Apps Bundle upgrade to Premium Bundle - Subscription Upgrade
SKU Number	Description	MSRP per device(1)	AT&T Discount	Cost to AT&T
MI-CLOUD-AMAPP-PRE-SUB-UP	Connected Cloud upgrade from the Apps Bundle to the MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle - 12 Month Subscription	[* * *]	[* * *]	[* * *]
Web Bundle upgrade to Premium Bundle - Subscription Upgrade
SKU Number	Description	MSRP per device(1)	AT&T Discount	Cost to AT&T

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

13

Amendment no. 20100106.054.S.001.A.013

MI-CLOUD-AMWAW-PRE-SUB-UP	Connected Cloud upgrade from the Web Bundle to the MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle - 12 Month Subscription	[* * *]	[* * *]	[* * *]
Docs Bundle upgrade to Premium Bundle - Subscription Upgrade
SKU Number	Description	MSRP per device(1)	AT&T Discount	Cost to AT&T
MI-CLOUD-AMDAW-PRE-SUB-UP	Connected Cloud upgrade from the Docs Bundle to the MobileIron Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle - 12 Month Subscription	[* * *]	[* * *]	[* * *]
Education SKUs
MobileIron Management & Docs Bundle - For Education Accounts Only
SKU Number	Description(14)	MSRP per device	AT&T Discount	Cost to AT&T
MI-CLOUD-AMDAW-12-EDU	MobileIron Connected Cloud Advanced Management and Docs@Work Bundle Subscription with Premium Support - 12 month term - For Education Accounts Only	[* * *]	[* * *]	[* * *]
MI-CLOUD-AMDAW-12-EDU-RENEW	MobileIron Connected Cloud Advanced Management and Docs@Work Bundle Subscription with Premium Support - 12 month term renewal - For Education Accounts Only	[* * *]	[* * *]	[* * *]
MobileIron Premium Bundle - For Education Accounts Only
SKU Number	Description(14)	MSRP per device	AT&T Discount	Cost to AT&T
MI-CLOUD-AMPRE-12-EDU	MobileIron Connected Cloud Advanced Management, AppConnect, AppTunnel, Web@Work, Docs@Work Bundle Subscription with Premium Support - 12 month term - For Education Accounts Only	[* * *]	[* * *]	[* * *]
MI-CLOUD-AMPRE-12-EDU-RENEW	MobileIron Connected Cloud Advanced Management, AppConnect, AppTunnel, Web@Work, Docs@Work Bundle Subscription with Premium Support - 12 month term - For Education Accounts Only	[* * *]	[* * *]	[* * *]
Test and Development Connected Cloud Instance
Test and Development Connected Cloud Instance
SKU Number	Description	MSRP per instance1)	AT&T Discount	Cost to AT&T
MI-CLOUD-TESTDEV-AMPRE-12

MobileIron Connected Cloud Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle Subscription with Premium Support - for Test/Dev Environment - 12 month term - requires purchase of a Production Connected Cloud Instance.

		[* * *]	[* * *]	[* * *]
MI-CLOUD-TESTDEV-AMPRE-12-RENEW

MobileIron Connected Cloud Advanced Management, AppConnect, AppTunnel, Web@Work and Docs@Work Bundle Subscription with Premium Support - for Test/Dev Environment - 12 month term Renewal - requires purchase of a Production Connected Cloud Instance.

		[* * *]	[* * *]	[* * *]
Deployment Options: If hardware purchased for enterprise integration
MobileIron Hardware Appliance
SKU Number	Description	MSRP perappliance(3)	AT&T Discount	Cost to AT&T
MI-APPLCONNECT-ANY	MobileIron M2100 Hardware Appliance for Connector (Single CPU, 4 cores, 32GB RAM, dual 500GB hard disks, 2 year non-extendable warranty)	[* * *]	[* * *]	[* * *]
MI-APPLSENTRY-ANY	MobileIron M2100 Hardware Appliance for Sentry (Single CPU, 4 cores, 32GB RAM, dual 500GB hard disks, 2 year non-extendable warranty)	[* * *]	[* * *]	[* * *]
MI-APPLSENTRY2500-ANY	MobileIron M2500 Hardware Appliance for Sentry (2 CPU sockets, 16 cores, 64GB RAM, four 600 GB 6Gb/s SAS drives in RAID 10 array, redundant power supplies and fans, 3 year non-extendable warranty)	[* * *]	[* * *]	[* * *]
BYOD Portal Connected Cloud
MobileIron BYOD Portal
SKU Number	Description	MSRP per instance	AT&T Discount	Cost to AT&T
MI-BYOD-CLOUD-1-150	MobileIron BYOD Portal with Premium Support for Between 1-150 Devices - 12 Month Term	[* * *]	[* * *]	[* * *]
MI-BYOD-CLOUD-1-1000	MobileIron BYOD Portal with Premium Support for Between 1-1,000 Devices - 12 Month Term	[* * *]	[* * *]	[* * *]
MI-BYOD-CLOUDRENEW-1-1000	MobileIron BYOD Portal with Premium Support Renew for Between 1-1,000 Devices - 12 Month Term	[* * *]	[* * *]	[* * *]
MI-BYOD-CLOUD-1000+	MobileIron BYOD Portal with Premium Support for Greater than 1,000 Devices - 12 Month Term	[* * *]	[* * *]	[* * *]
MI-BYOD-CLOUDRENEW-1000+	MobileIron BYOD Portal with Premium Support Renew for Greater than 1,000 Devices - 12 Month Term	[* * *]	[* * *]	[* * *]
Support and Professional Services
MobileIron Support Services - 3rd-Party Products
SKU Number	Description	MSRP per service(4)	AT&T Discount	Cost to AT&T
MI-TDCUSTCAREPREMIUM-ANDR	MobileIron Annual Premium Support and Maintenance (24x7) for TouchDown - [* * *]	[* * *]	[* * *]	[* * *]
MI-TDCUSTCAREPREMIUMRENEW-ANDR	MobileIron Annual Premium Support and Maintenance Renewal for TouchDown - [* * *]	[* * *]	[* * *]	[* * *]
MobileIron Professional Services
SKU Number	Description	MSRP per service	AT&T Discount	Cost to AT&T
MI-CLOUD-CORE-ANY	Professional Services - Install (core functionality, simple setup)	[* * *]	[* * *]	[* * *]
MI-CLOUD-TRN-ANY	Professional Services - Training (technical product review)	[* * *]	[* * *]	[* * *]
MI-CLOUD-PS-ANY	Professional Services - Custom scope (e.g. multi-site, certificate integration, health checks, follow-on services)	[* * *]	[* * *]	[* * *]
MI-CLOUD-ENHANCED-ANY	Professional Services - Install (core functionality + Sentry high availability + Docs@Work, Web@Work)	[* * *]	[* * *]	[* * *]
MI-PSPREMIUMPLUS-ANY	PremiumPlus Services and Strategic Account Management (annual fee)	[* * *]	[* * *]	[* * *]
MI-PS-REMOTE-HC	Professional Services - 8 hr Remote Healthcheck (technical review + recommendations)	[* * *]	[* * *]	[* * *]
MI-PS-ONSITE-REMOTE-HC	Professional Services - 24hr Onsite+Remote Healthcheck (deep dive technical review + recommendations)	[* * *]	[* * *]	[* * *]
** THIS PRICE LIST SUPERSEDES ALL PREVIOUS PRICE LISTS. ALL PREVIOUS PRICE LISTS IN THEIR ENTIRETY ARE NULL AND VOID.
Notes:
(1) Min purchase = [* * *] devices
(2) Requires purchase of Advanced Management
(3) Does not include shipping and handling
(4) % of software license list price - only for perpetual pricing
(5) Android, iOS, Mac OS X, and Windows Phone 8 charged per device; features can vary across platform
(6) AppConnect supports both Android and iOS
(7) Policy mgmt (password, wipe, other policy enforcement) of devices only supported by MobileIron through ActiveSync (Symbian, Windows Mobile, Windows Phone 7, Windows 8 RT)
(8) Must be purchased for each device that has internal or third-party apps installed and being managed through MobileIron using AppConnect functionality; no developer fee
(9) Must be purchased for each device that has internal or third-party apps installed and being managed through MobileIron using AppTunnel functionality; no developer fee
(10) Requires purchase of Apps Bundle or Premium Bundle.
(11) Requires purchase of Advanced Management for other devices (i.e., cannot just buy ActiveSync Management)
(12) Must also have Direct Premium Support from MobileIron
(13) Requires one license for every device under MobileIron management

(14) Approved purchasers include public or private educational institutions—teaching from preschool to higher education, and/or vocational—both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility.  Student device licenses are available at no charge on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis.  A minimum of [* * *] paid licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

(15) Only available for Samsung KNOX capable devices.
(16) Divide PIM license and support is only available on Android OS.
(17) AT&T Pricing is set as per the terms of the contract between AT&T and MobileIron. Promo-bundle expiriation dates do not apply.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

14

Amendment no. 20100106.054.S.001.A.013

B.   New Price Tables

1.   Seat Pricing — On Premises

	EFFECTIVE MAY 1, 2014	Americas On Premise — New Seats	April 2014 Price List
Product	SKU Type	SKU	Description	Pricing Model	Price	AT&T Discount(7)	Cost to AT&T(7)
MobileIron Enterprise Mobility Management Platinum Bundle
MobileIron Enterprise Mobility Management Platinum Bundle	Perpetual License	MI-EMP-D-PL	MobileIron Enterprise Mobility Management Platinum Bundle per Device Perpetual License	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-D-1YM-S	MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year with Standard Support	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-D-1YM-P	MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year with Premium Support	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-D-1YS	MobileIron Enterprise Mobility Management Platinum Bundle per Device On- Prem Subscription License for 1 Year	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Perpetual License	MI-EMP-U-PL	MobileIron Enterprise Mobility Management Platinum Bundle per User Perpetual License	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-U-1YM-S	MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year with Standard Support	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-U-1YM-P	MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year with Premium Support	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-U-1YS	MobileIron Enterprise Mobility Management Platinum Bundle per User On- Prem Subscription License for 1 Year	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle
MobileIron Enterprise Mobility Management Gold Bundle	Perpetual License	MI-EMG-D-PL	MobileIron Enterprise Mobility Management Gold Bundle per Device Perpetual License	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-D-1YM-S	MobileIron Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year with Standard Support	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-D-1YM-P	MobileIron Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year with Premium Support	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-D-1YS	MobileIron Enterprise Mobility Management Gold Bundle per Device On-Prem Subscription License for 1 Year	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Perpetual License	MI-EMG-U-PL	MobileIron Enterprise Mobility Management Gold Bundle per User Perpetual License	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-U-1YM-S	MobileIron Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year with Standard Support	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-U-1YM-P	MobileIron Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year with Premium Support	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-U-1YS	MobileIron Enterprise Mobility Management Gold Bundle per User On-Prem Subscription License for 1 Year	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle
MobileIron Enterprise Mobility Management Silver Bundle	Perpetual License	MI-EMS-D-PL	MobileIron Enterprise Mobility Management Silver Bundle per Device Perpetual License	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-D-1YM-S	MobileIron Enterprise Mobility Management Silver Bundle per Device Maintenance Support for 1 Year with Standard Support	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-D-1YM-P	MobileIron Enterprise Mobility Management Silver Bundle per Device Maintenance Support for 1 Year with Premium Support	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year	MI-EMS-D-1YS	MobileIron Enterprise Mobility Management Silver Bundle per Device On-Prem Subscription License for 1 Year	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	Perpetual License	MI-EMS-U-PL	MobileIron Enterprise Mobility Management Silver Bundle per User Perpetual License	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-U-1YM-S	MobileIron Enterprise Mobility Management Silver Bundle per User Maintenance Support for 1 Year with Standard Support	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-U-1YM-P	MobileIron Enterprise Mobility Management Silver Bundle per User Maintenance Support for 1 Year with Premium Support	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year	MI-EMS-U-1YS	MobileIron Enterprise Mobility Management Silver Bundle per User On-Prem Subscription License for 1 Year	Per User	[* * *]	[* * *]	[* * *]
MobileIron Help@Work
MobileIron Help@Work	Perpetual License	MI-HELP-D-PL	MobileIron Help@Work per Device Perpetual License	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-D-1YM-S	MobileIron Help@Work per Device Maintenance Support for 1 Year with Standard Support	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-D-1YM-P	MobileIron Help@Work per Device Maintenance Support for 1 Year with Premium Support	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Help@Work	Perpetual License	MI-HELP-U-PL	MobileIron Help@Work per User Perpetual License	Per User	[* * *]	[* * *]	[* * *]
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-U-1YM-S	MobileIron Help@Work per User Maintenance Support for 1 Year with Standard Support	Per User	[* * *]	[* * *]	[* * *]
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-U-1YM-P	MobileIron Help@Work per User Maintenance Support for 1 Year with Premium Support	Per User	[* * *]	[* * *]	[* * *]
MobileIron Help@Work	Subscription License for 1 Year	MI-HELP-D-1YS	MobileIron Help@Work per Device On-Prem Subscription License for 1 Year	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Help@Work	Subscription License for 1 Year	MI-HELP-U-1YS	MobileIron Help@Work per User On-Prem Subscription License for 1 Year	Per User	[* * *]	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

15

Amendment no. 20100106.054.S.001.A.013

2.   Upgrade Pricing – On Premises

	EFFECTIVE MAY 1, 2014	Americas On Premise - Upgrades	April 2014 Price List
Product	SKU Type	SKU	Description	Pricing Model	Price	AT&T Discount(7)	Cost to AT&T(7)
MobileIron Enterprise Mobility Management Platinum Bundle
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-D-1YM-SP-UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year with Standard to Premium Support	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Perpetual License	MI-EMP-DU-PL-UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Perpetual License	From Per Device to Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-DU-1YM-S-UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Maintenance Support for 1 Year with Standard Support	From Per Device to Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-DU-1YM-P-UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Maintenance Support for 1 Year with Premium Support	From Per Device to Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-DU-1YS-UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User On-Prem Subscription License for 1 Year	From Per Device to Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-U-1YM-SP-UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year with Standard to Premium Support	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-D-1YM-SP-UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device Maintenance Support for 1 Year with Standard to Premium Support	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Perpetual License	MI-EMG-DU-PL-UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Perpetual License	From Per Device to Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-DU-1YM-S-UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Maintenance Support for 1 Year with Standard Support	From Per Device to Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-DU-1YM-P-UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Maintenance Support for 1 Year with Premium Support	From Per Device to Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Subscription License for 1 Year	MI-EMG-DU-1YS-UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User On-Prem Subscription License for 1 Year	From Per Device to Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Maintenance Support for 1 Year	MI-EMG-U-1YM-SP-UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per User Maintenance Support for 1 Year with Standard to Premium Support	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-D-1YM-SP-UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device Maintenance Support for 1 Year with Standard to Premium Support	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	Perpetual License	MI-EMS-DU-PL-UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device to per User Perpetual License	From Per Device to Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-DU-1YM-S-UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device to per User Maintenance Support for 1 Year with Standard Support	From Per Device to Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-DU-1YM-P-UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device to per User Maintenance Support for 1 Year with Premium Support	From Per Device to Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	Subscription License for 1 Year	MI-EMS-DU-1YS-UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device to per User On-Prem Subscription License for 1 Year	From Per Device to Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	Maintenance Support for 1 Year	MI-EMS-U-1YM-SP-UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per User Maintenance Support for 1 Year with Standard to Premium Support	Per User	[* * *]	[* * *]	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade
MobileIron EMM Silver to Gold Bundle Upgrade	Perpetual License	MI-EMSG-D-PL-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device Perpetual License	Per Device	[* * *]	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

16

Amendment no. 20100106.054.S.001.A.013

3.   Pricing for Educational Institutions - On Premises

	EFFECTIVE MAY 1, 2014	Americas On Premise Education	April 2014 Price List

Approved purchasers include public or private educational institutions - teaching from preschool to higher education, and/or vocational—both for profit and non-profit. See additional limitations below (1).

Product	SKU Type	SKU	Description	Pricing Model	Price	AT&T Discount(7)	Cost to AT&T(7)
MobileIron Enterprise Mobility Management Platinum Bundle
MobileIron Enterprise Mobility Management Platinum Bundle	Perpetual License	MI-EMP-D-PL-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Perpetual License - For Education Accounts Only	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-D-1YM-S-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year with Standard Support - For Education Accounts Only	Per Device	[* * *]	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

17

Amendment no. 20100106.054.S.001.A.013

MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-D-1YM-P-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year with Premium Support - For Education Accounts Only	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-D-1YM-SP-UP-E	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year with Standard to Premium Support - For Education Accounts Only	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year - Renewal	MI-EMP-D-1YM-S-R-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year Renewal with Standard Support - For Education Accounts Only	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year - Renewal	MI-EMP-D-1YM-P-R-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Maintenance Support for 1 Year Renewal with Premium Support - For Education Accounts Only	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-D-1YS-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device On-Prem Subscription License for 1 Year - For Education Accounts Only	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year - Renewal	MI-EMP-D-1YS-R-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device On-Prem Subscription License for 1 Year Renewal - For Education Accounts Only	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Perpetual License	MI-EMP-DU-PL-UP-E	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Perpetual License - For Education Accounts Only	From Per Device to Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-DU-1YM-S-UP-E	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Maintenance Support for 1 Year with Standard Support - For Education Accounts Only	From Per Device to Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-DU-1YM-P-UP-E	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Maintenance Support for 1 Year with Premium Support - For Education Accounts Only	From Per Device to Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-DU-1YS-UP-E	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User On-Prem Subscription License for 1 Year - For Education Accounts Only	From Per Device to Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Perpetual License	MI-EMP-U-PL-E	MobileIron Enterprise Mobility Management Platinum Bundle per User Perpetual License - For Education Accounts Only	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-U-1YM-S-E	MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year with Standard Support - For Education Accounts Only	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-U-1YM-P-E	MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year with Premium Support - For Education Accounts Only	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year	MI-EMP-U-1YM-SP-UP-E	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year with Standard to Premium Support - For Education Accounts Only	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year - Renewal	MI-EMP-U-1YM-S-R-E	MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year Renewal with Standard Support - For Education Accounts Only	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Maintenance Support for 1 Year - Renewal	MI-EMP-U-1YM-P-R-E	MobileIron Enterprise Mobility Management Platinum Bundle per User Maintenance Support for 1 Year Renewal with Premium Support - For Education Accounts Only	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year	MI-EMP-U-1YS-E	MobileIron Enterprise Mobility Management Platinum Bundle per User On-Prem Subscription License for 1 Year - For Education Accounts Only	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Subscription License for 1 Year - Renewal	MI-EMP-U-1YS-R-E	MobileIron Enterprise Mobility Management Platinum Bundle per User On-Prem Subscription License for 1 Year Renewal - For Education Accounts Only	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle
MobileIron Enterprise Mobility Management Gold Bundle	Perpetual License	MI-EMG-D-PL-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Perpetual License - For Education Accounts Only	Per Device	[* * *]	[* * *]	[* * *]

4.   Seat Pricing — Connected Cloud

	EFFECTIVE MAY 1, 2014	Americas Connected Cloud - New Seats	April 2014 Price List
Product	SKU Type	SKU	Description	Pricing Model	Price	AT&T Discount(7)	Cost to AT&T(7)
MobileIron Enterprise Mobility Management Platinum Bundle
MobileIron Enterprise Mobility Management Platinum Bundle	Cloud Subscription License for 1 Year	MI-EMP-D-1YC	MobileIron Enterprise Mobility Management Platinum Bundle per Device Cloud Subscription License for 1 Year	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Cloud Subscription License for 1 Year	MI-EMP-U-1YC	MobileIron Enterprise Mobility Management Platinum Bundle per User Cloud Subscription License for 1 Year	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

18

Amendment no. 20100106.054.S.001.A.013

MobileIron Enterprise Mobility Management Gold Bundle	Cloud Subscription License for 1 Year	MI-EMG-D-1YC	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 1 Year	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Cloud Subscription License for 1 Year	MI-EMG-U-1YC	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 1 Year	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle
MobileIron Enterprise Mobility Management Silver Bundle	Cloud Subscription License for 1 Year	MI-EMS-D-1YC	MobileIron Enterprise Mobility Management Silver Bundle per Device Cloud Subscription License for 1 Year	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	Cloud Subscription License for 1 Year	MI-EMS-U-1YC	MobileIron Enterprise Mobility Management Silver Bundle per User Cloud Subscription License for 1 Year	Per User	[* * *]	[* * *]	[* * *]
MobileIron Help@Work
MobileIron Help@Work	Perpetual License	MI-HELP-D-PL	MobileIron Help@Work per Device Perpetual License	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-D-1YM-S	MobileIron Help@Work per Device Maintenance Support for 1 Year with Standard Support	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-D-1YM-P	MobileIron Help@Work per Device Maintenance Support for 1 Year with Premium Support	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Help@Work	Perpetual License	MI-HELP-U-PL	MobileIron Help@Work per User Perpetual License	Per User	[* * *]	[* * *]	[* * *]
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-U-1YM-S	MobileIron Help@Work per User Maintenance Support for 1 Year with Standard Support	Per User	[* * *]	[* * *]	[* * *]
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-U-1YM-P	MobileIron Help@Work per User Maintenance Support for 1 Year with Premium Support	Per User	[* * *]	[* * *]	[* * *]
MobileIron Help@Work	Subscription License for 1 Year	MI-HELP-D-1YS	MobileIron Help@Work per Device Subscription License for 1 Year	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Help@Work	Subscription License for 1 Year	MI-HELP-U-1YS	MobileIron Help@Work per User Subscription License for 1 Year	Per User	[* * *]	[* * *]	[* * *]
MobileIron App Delivery Network
*MobileIron App Delivery Network	Subscription License for 1 Year	MI-ADN-D-1YS	MobileIron App Delivery Network per Device Subscription License for 1 Year	Per Device	[* * *]	[* * *]	[* * *]
Requires one license for every device/user under MobileIron Management
MobileIron BYOD Portal Update Set for ServiceNow
MobileIron BYOD Portal Update Set for ServiceNow	Perpetual License	MI-BYODSN-PL	MobileIron BYOD Portal Update Set for ServiceNow per Device Perpetual License	N/A	[* * *]	Refer to On Prem Price List	Refer to On Prem Price List
MobileIron BYOD Portal Update Set for ServiceNow	Maintenance Support for 1 Year	MI-BYODSN-1YM-S	MobileIron BYOD Portal Update Set for ServiceNow per Device Maintenance Support for 1 Year with Standard Support	N/A	[* * *]	Refer to On Prem Price List	Refer to On Prem Price List
MobileIron BYOD Portal Update Set for ServiceNow	Maintenance Support for 1 Year	MI-BYODSN-1YM-P	MobileIron BYOD Portal Update Set for ServiceNow per Device Maintenance Support for 1 Year with Premium Support	N/A	[* * *]	Refer to On Prem Price List	Refer to On Prem Price List
MobileIron BYOD Portal
MobileIron BYOD Portal	Perpetual License	MI-BYOD-D-1K-PL	MobileIron BYOD Portal per Device Up to 1,000 Units Perpetual License	Per Device	[* * *]	Refer to On Prem Price List	Refer to On Prem Price List
MobileIron BYOD Portal	Maintenance Support for 1 Year	MI-BYOD-D-1K-1YM-S	MobileIron BYOD Portal per Device Up to 1,000 Units Maintenance Support for 1 Year with Standard Support	Per Device	[* * *]	Refer to On Prem Price List	Refer to On Prem Price List
MobileIron BYOD Portal	Maintenance Support for 1 Year	MI-BYOD-D-1K-1YM-P	MobileIron BYOD Portal per Device Up to 1,000 Units Maintenance Support for 1 Year with Premium Support	Per Device	[* * *]	Refer to On Prem Price List	Refer to On Prem Price List
MobileIron BYOD Portal	Perpetual License	MI-BYOD-D-5K-PL	MobileIron BYOD Portal per Device Up to 5,000 Units Perpetual License	Per Device	[* * *]	Refer to On Prem Price List	Refer to On Prem Price List
MobileIron BYOD Portal	Maintenance Support for 1 Year	MI-BYOD-D-5K-1YM-S	MobileIron BYOD Portal per Device Up to 5,000 Units Maintenance Support for 1 Year with Standard Support	Per Device	[* * *]	Refer to On Prem Price List	Refer to On Prem Price List
MobileIron BYOD Portal	Maintenance Support for 1 Year	MI-BYOD-D-5K-1YM-P	MobileIron BYOD Portal per Device Up to 5,000 Units Maintenance Support for 1 Year with Premium Support	Per Device	[* * *]	Refer to On Prem Price List	Refer to On Prem Price List
MobileIron BYOD Portal	Perpetual License	MI-BYOD-D-5K+-PL	MobileIron BYOD Portal per Device More than 5,000 Units Perpetual License	Per Device	[* * *]	Refer to On Prem Price List	Refer to On Prem Price List
MobileIron BYOD Portal	Maintenance Support for 1 Year	MI-BYOD-D-5K+-1YM-S	MobileIron BYOD Portal per Device More than 5,000 Units Maintenance Support for 1 Year with Standard Support	Per Device	[* * *]	Refer to On Prem Price List	Refer to On Prem Price List
MobileIron BYOD Portal	Maintenance Support for 1 Year	MI-BYOD-D-5K+-1YM-P	MobileIron BYOD Portal per Device More than 5,000 Units Maintenance Support for 1 Year with Premium Support	Per Device	[* * *]	Refer to On Prem Price List	Refer to On Prem Price List

5.   Upgrade Pricing — Connected Cloud

	EFFECTIVE MAY 1, 2014	Americas Connected Cloud - Upgrades	April 2014 Price List
Product	SKU Type	SKU	Description	Pricing Model	Price	AT&T Discount(7)	Cost to AT&T(7)
MobileIron Enterprise Mobility Management Platinum Bundle
MobileIron Enterprise Mobility Management Platinum Bundle	Cloud Subscription License for 1 Year	MI-EMP-DU-1YC-UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Cloud Subscription License for 1 Year	From Per Device to Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

19

Amendment no. 20100106.054.S.001.A.013

MobileIron Enterprise Mobility Management Gold Bundle	Cloud Subscription License for 1 Year	MI-EMG-DU-1YC-UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Cloud Subscription License for 1 Year	From Per Device to Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle
MobileIron Enterprise Mobility Management Silver Bundle	Cloud Subscription License for 1 Year	MI-EMS-DU-1YC-UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device to per User Cloud Subscription License for 1 Year	From Per Device to Per User	[* * *]	[* * *]	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade
MobileIron EMM Silver to Gold Bundle Upgrade	Cloud Subscription License for 1 Year	MI-EMSG-D-1YC-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device Cloud Subscription License for 1 Year	Per Device	[* * *]	[* * *]	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	Cloud Subscription License for 1 Year	MI-EMSG-DU-1YC-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device to per User Cloud Subscription License for 1 Year	From Per Device to Per User	[* * *]	[* * *]	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	Cloud Subscription License for 1 Year	MI-EMSG-U-1YC-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per User Cloud Subscription License for 1 Year	Per User	[* * *]	[* * *]	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade
MobileIron EMM Silver to Platinum Bundle Upgrade	Cloud Subscription License for 1 Year	MI-EMSP-D-1YC-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device Cloud Subscription License for 1 Year	Per Device	[* * *]	[* * *]	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade	Cloud Subscription License for 1 Year	MI-EMSP-DU-1YC-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device to per User Cloud Subscription License for 1 Year	From Per Device to Per User	[* * *]	[* * *]	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade	Cloud Subscription License for 1 Year	MI-EMSP-U-1YC-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per User Cloud Subscription License for 1 Year	Per User	[* * *]	[* * *]	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade
MobileIron EMM Gold to Platinum Bundle Upgrade	Cloud Subscription License for 1 Year	MI-EMGP-D-1YC-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device Cloud Subscription License for 1 Year	Per Device	[* * *]	[* * *]	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade	Cloud Subscription License for 1 Year	MI-EMGP-DU-1YC-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device to per User Cloud Subscription License for 1 Year	From Per Device to Per User	[* * *]	[* * *]	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade	Cloud Subscription License for 1 Year	MI-EMGP-U-1YC-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per User Cloud Subscription License for 1 Year	Per User	[* * *]	[* * *]	[* * *]
MobileIron Help@Work
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-D-1YM-SP-UP	Upgrade for MobileIron Help@Work per Device Maintenance Support for 1 Year with Standard to Premium Support	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Help@Work	Maintenance Support for 1 Year	MI-HELP-U-1YM-SP-UP	Upgrade for MobileIron Help@Work per User Maintenance Support for 1 Year with Standard to Premium Support	Per User	[* * *]	[* * *]	[* * *]
MobileIron re-sale of Divide PIM							[
MobileIron re-sale of Divide PIM	Maintenance Support for 1 Year	MI-DIV-D-1YM-SP-UP	Upgrade for MobileIron re-sale of Divide PIM per Device Maintenance Support for 1 Year with Standard to Premium Support	Per Device	[* * *]	Refer to On Prem Price List	Refer to On Prem Price List
MobileIron re-sale of Polaris
MobileIron re-sale of Polaris	Maintenance Support for 1 Year	MI-PLRS-D-1YM-SP-UP	Upgrade for MobileIron re-sale of Polaris per Device Maintenance Support for 1 Year with Standard to Premium Support	Per Device	[* * *]	Refer to On Prem Price List	Refer to On Prem Price List
MobileIron re-sale of NitroDesk TouchDown
MobileIron re-sale of NitroDesk TouchDown	Maintenance Support for 1 Year	MI-TD-D-1YM-SP-UP	Upgrade for MobileIron re-sale of NitroDesk TouchDown per Device Maintenance Support for 1 Year with Standard to Premium Support	Per Device	[* * *]	Refer to On Prem Price List	Refer to On Prem Price List

Notes:
(1) Min first time purchase required = [* * *] licenses of Enterprise Mobility Management Bundle (Silver or Gold or Platinum)
(2) Support levels must match across all products purchased
(3) All prices listed in the pricelist are in US Dollars
(4) Device: User = 1:1; No returns allowed
(5) Max of [* * *] devices/user
(6) Customers upgrading from Device to User cannot downgrade
(7) ATT Pricing is set as per the terms of the contract between ATT and MobileIron.

6.   Pricing for Educational Institutions — Connected Cloud

	EFFECTIVE MAY 1, 2014	Americas Connected Cloud - Education	April 2014 Price List

Approved purchasers include public or private educational institutions - teaching from preschool to higher education, and/or vocational—both for profit and non-profit. See additional limitations below (1).

Product	SKU Type	SKU	Description	Pricing Model	Price	AT&T Discount(7)	Cost to AT&T(7)
MobileIron Enterprise Mobility Management Platinum Bundle

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20

Amendment no. 20100106.054.S.001.A.013

MobileIron Enterprise Mobility Management Platinum Bundle	Cloud Subscription License for 1 Year	MI-EMP-D-1YC-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Cloud Subscription License for 1 Year - For Education Accounts Only	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Cloud Subscription License for 1 Year - Renewal	MI-EMP-D-1YC-R-E	MobileIron Enterprise Mobility Management Platinum Bundle per Device Cloud Subscription License for 1 Year Renewal - For Education Accounts Only	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Cloud Subscription License for 1 Year - Upgrade	MI-EMP-DU-1YC-UP-E	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Cloud Subscription License for 1 Year - For Education Accounts Only	From Per Device to Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Cloud Subscription License for 1 Year	MI-EMP-U-1YC-E	MobileIron Enterprise Mobility Management Platinum Bundle per User Cloud Subscription License for 1 Year - For Education Accounts Only	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	Cloud Subscription License for 1 Year - Renewal	MI-EMP-U-1YC-R-E	MobileIron Enterprise Mobility Management Platinum Bundle per User Cloud Subscription License for 1 Year Renewal - For Education Accounts Only	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle
MobileIron Enterprise Mobility Management Gold Bundle	Cloud Subscription License for 1 Year	MI-EMG-D-1YC-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 1 Year - For Education Accounts Only	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Cloud Subscription License for 1 Year - Renewal	MI-EMG-D-1YC-R-E	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 1 Year Renewal - For Education Accounts Only	Per Device	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Cloud Subscription License for 1 Year - Upgrade	MI-EMG-DU-1YC-UP-E	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Cloud Subscription License for 1 Year - For Education Accounts Only	From Per Device to Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Cloud Subscription License for 1 Year	MI-EMG-U-1YC-E	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 1 Year - For Education Accounts Only	Per User	[* * *]	[* * *]	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	Cloud Subscription License for 1 Year - Renewal	MI-EMG-U-1YC-R-E	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 1 Year Renewal - For Education Accounts Only	Per User	[* * *]	[* * *]	[* * *]

Notes:

(1) Approved purchasers include public or private educational institutions - teaching from preschool to higher education, and/or vocational—both for profit and non-profit. Paid licenses are required for non-student employees of the educational facility. Student device licenses are available at [* * *] on a subscription basis regardless of whether the non-student licenses were purchased on a perpetual or subscription basis. A minimum of [* * *] paid licenses purchased on a single invoice is required to be eligible for EDU discount pricing.

(2) Support levels must match across all products purchased
(3) All prices listed in the pricelist are in US Dollars
(4) Device: User = 1:1; No returns allowed
(5) Max of [* * *] devices/user
(6) Customers upgrading from Device to User cannot downgrade
(7) ATT Pricing is set as per the terms of the contract between ATT and MobileIron.

C.   Other

1.   Application Service Desk (ASD):

The table below serves as a cross reference of AT&T SOCs to Supplier SKUs.  Supplier will continue to be responsible for delivering and supporting the Supplier SKU component of the AT&T SOC.  AT&T will deliver and support the AT&T component of the AT&T SOC. AT&T will be responsible for ensuring that the correct SOC code is applied uniformly across a Customer.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

21

Amendment no. 20100106.054.S.001.A.013

Supplier Offering	AT&T SOCs w/o ASD Support	[* * *]	AT&T SOCs with ASD (9X5 Support)	[* * *]	Supplier SKUs
MobileIron Connected Cloud	MDMMC0001	[* * *]	MICCB0001	[* * *]	MI-CLOUD-AM-ANY-12
MobileIron Connected Cloud with Doc@W	MCCDB0001	[* * *]	MCADB0001	[* * *]	MI-CLOUD-AMDAW-12
MobileIron Connected Cloud with Web@W	MCCWB0001	[* * *]	MCAWB0001	[* * *]	MI-CLOUD-AMWAW-12
MobileIron Connected Cloud with App Bundle	MCCAB0001	[* * *]	MCAAB0001	[* * *]	MI-CLOUD-AMAPP-12
MobileIron Connected Cloud with Premium Bundle	MCCPB0001	[* * *]	MCAPB0001	[* * *]	MI-CLOUD-AMPRE-12

MobileIron VSP Managed & Hosted	MDMMA0001	[* * *]	MISHB0001	[* * *]	MI- AM-ANY-12
MobileIron VSP Managed & Hosted with Doc@W	MIDCB0001	[* * *]	MIDAB0001	[* * *]	MI- AMDAW-12
MobileIron VSP Managed & Hosted with Web@W	MIWBB0001	[* * *]	MIWAB0001	[* * *]	MI- AMWAW-12
MobileIron VSP Managed & Hosted with App Bundle	MIAPB0001	[* * *]	MIAAB0001	[* * *]	MI- AMAPP-12
MobileIron VSP Managed & Hosted with Premium Bundle	MIPRB0001	[* * *]	MIPAB0001	[* * *]	MI- AMPRE-12

2.   Networx Fees:

Whenever applicable, for each sale of Supplier Services and Material made by AT&T to Customers under the US Federal Government Networx contract Supplier will be responsible for and agrees to pay AT&T for [* * *] of the US Federal Government Networx contract imposed administrative fees.  Settlement of the fee payment between Supplier and AT&T will occur monthly. Said monies may be deducted from revenues otherwise due from AT&T to Supplier under this Agreement, or AT&T may bill Supplier for such fees, at AT&T’s sole discretion.  If AT&T bills Supplier for such fees, Supplier agrees to pay such invoice within [* * *] of the date of the invoice.

3.   Maintenance and Support

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

22

Amendment no. 20100106.054.S.001.A.013

The term “Specially Priced Transaction” means a perpetual license fee transaction where the maintenance and support fee charged to the Customer is based on the net License Fee for the perpetual license.  The rate charged for any renewal term for maintenance and support of Specially Priced Transactions, which has the same period as the initial term for maintenance and support, shall remain the same as the rate charged for the initial term for maintenance and support.  [* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

23

BLANK PAGE

Amendment No. 20100106.054.S.001.A.014

Amendment 14

To

Supplement

20100106.054.S.001

Between

Mobile Iron

And

AT&T Services, Inc.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

1

Amendment No. 20100106.054.S.001.A.014

Amendment 14 to Supplement 1 to AT&T-Mobile Iron Resale Agreement

This Amendment 14 to Supplement 1 (this “Amendment”), effective on the date when signed by the last of the two Parties to so sign, and amending Supplement no. 20100106.054.S.001 (the “Supplement”) to AT&T-Mobile Iron Resale Agreement no. 20100106.054.C, effective April 22, 2010, as previously amended (the “Agreement”), by and between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”) (each, a “Party” and together, the “Parties”).  In the event of a conflict between the terms of this Amendment and the terms of the Supplement, the terms of this Amendment will control.  Capitalized terms used but not otherwise defined in this Amendment shall have the meanings assigned to them in the Supplement or the Agreement.

*       *       *

Supplier and AT&T are Parties to the Agreement under which Supplier authorizes AT&T to resell Supplier’s material and services to AT&T Customers.

In consideration of the premises and the covenants hereinafter contained, the Parties agree:

1.   Appendix A, “Description of Supplier`s Material and/or Services” The following changes are made to Appendix A “Description of Supplier`s Material and/or Services”

The description of DataView is added to Appendix A as follows:

DataView: DataView is a cellular data usage monitoring app that provides end users visibility into their live data usage of cellular, roaming, and Wi-Fi data.  DataView can alert end-users if they approach or have crossed the data limits on their cellular plans. DataView is supported on iOS7+ (requires managed distribution) and Android 4.2+.  DataView will be included in the Platinum Bundle, when and if the Platinum Bundle becomes available for resale under the Agreement.

2.   Appendix B, “Supplier`s Price(s)”.  The following changes are made to Appendix B “Supplier’s Price(s)”.

Appendix B is amended to add sub-section D., AT&T MDM Bundles, as it is   attached under Appendix B of this Amendment.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

Amendment No. 20100106.054.S.001.A.014

*       *       *

The terms and conditions of the Supplement all other respects remain unmodified and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature on an original document.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date the last Party signs.

AGREE TO by

Mobile Iron, Inc.		AT&T Services, Inc.

By:		By:

Printed Name:		Printed Name:	Philip Jurecky

Title:		Title:	Senior Contract Manager

Date:	November , 2014	Date:	November , 2014

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

Amendment No. 20100106.054.S.001.A.014

Appendix B — Supplier’s Price(s)

Supplier shall offer Services and Material for the following prices and fees (all prices in U.S. Dollars (US$):

1.   MobileIron Cloud Software License Price and Maintenance Fees.

Description	Perpetual Fee (NRC)	Maintenance Fee
MobileIron EMM Bronze Bundle per Device Cloud Subscription License for ATT MDM	[* * *]	[* * *]
MobileIron EMM Bronze Bundle per User Cloud Subscription License for ATT MDM	[* * *]	[* * *]
MobileIron EMM Silver Bundle per Device Cloud Subscription License for ATT MDM	[* * *]	[* * *]
MobileIron EMM Silver Bundle per User Cloud Subscription License for ATT MDM	[* * *]	[* * *]
MobileIron EMM Gold Bundle per Device Cloud Subscription License for ATT MDM	[* * *]	[* * *]
MobileIron EMM Gold Bundle per User Cloud Subscription License for ATT MDM	[* * *]	[* * *]
MobileIron EMM Platinum Bundle per Device Cloud Subscription License for ATT MDM (when and if available)	[* * *]	[* * *]
MobileIron EMM Platinum Bundle per User Cloud Subscription License for ATT MDM (when and if available)	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

4

Amendment No. 20100106.054.S.001.A.014

i.         [* * *]

ii.        [* * *]

iii.       The pricing above assumes that, following such time as AT&T decides to [* * *]

iv.       The fees for MobileIron Cloud Software licenses include the right to [* * *].

v.         Licenses may not be sublicensed from AT&T internal users to Customers.

vi.        AT&T’s license to the MobileIron Cloud Software is expressly conditioned on compliance with the licensing requirements, payment obligations and other terms set forth in this Appendix B.

vii.       [* * *].  Maintenance and Support for each Customer must be consistent across all devices or user subscriptions, as applicable (i.e., Customer cannot purchase standard maintenance for some subscriptions and premium for others).

viii.      [* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

5

BLANK PAGE

Amendment No. 20100106.054.S.001.A.15

Amendment 15

To

Supplement

20100106.054.S.001

Between

Mobile Iron

And

AT&T Services, Inc.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

1

Amendment No. 20100106.054.S.001.A.15

Amendment 15 to Supplement 1 to AT&T-Mobile Iron Resale Agreement

This Amendment 15 to Supplement 1 (this “Amendment”), effective on the date when signed by the last of the two Parties to so sign, and amending Supplement no. 20100106.054.S.001 (the “Supplement”) to AT&T-Mobile Iron Resale Agreement no. 20100106.054.C, effective April 22, 2010, as previously amended (the “Agreement”), by and between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”) (each, a “Party” and together, the “Parties”).  In the event of a conflict between the terms of this Amendment and the terms of the Supplement, the terms of this Amendment will control.  Capitalized terms used but not otherwise defined in this Amendment shall have the meanings assigned to them in the Supplement or the Agreement.

*       *       *

Supplier and AT&T are Parties to the Agreement under which Supplier authorizes AT&T to resell Supplier’s material and services to AT&T Customers.

In consideration of the premises and the covenants hereinafter contained, the Parties agree:

1.   Section X, AT&T Work Requirements, is added to Appendix A of the Supplement as follows:

X. AT&T Work Requirements - Supplier will support AT&T’s Work platform as follows:

a.   Sales and Marketing

AT&T and Supplier will jointly develop a target customer list, a customer facing questionnaire, participate in Customer and perspective customer meetings, and develop analysis techniques as part of the overall marketing plan.

1.   Supplier Sales Enablement:

i.   Supplier Training Activities

•	Supplier will incorporate AT&T personnel into Supplier’s sales training activities for AT&T Work.

•

Supplier will provide AT&T a report on each sales training activity. To the extent reasonably available, the report will include names of all participates, company affiliation of each participant, date of training, copy of training agenda, etc.)

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

Amendment No. 20100106.054.S.001.A.15

•	AT&T will provide Supplier with a reasonable quantity of AT&T Voice applications for training and sales demonstrations.

ii.   Supplier Internal Activities

•	Supplier will issue sales bulletins, as provided by AT&T to Supplier, to Supplier’s sales force after each new release of AT&T Bolt-On Data, AT&T Split Billing or AT&T Voice.

•	Supplier will evaluate the AT&T Split-Billing platform for a potential internal BYOD network solution

•	Supplier will participate in AT&T’s internal sales roadshows

iii.   Collateral

•	Supplier will work with AT&T to develop sales collateral that will focus on the integrated offers (AT&T Bolt- On Data, AT&T Split-Billing AT&T Voice and Supplier solutions).

•	Supplier will work with AT&T to create business and use cases around AT&T Bolt- On Data, AT&T Split-Billing and AT&T Voice offers.

2.   Supplier External Marketing Plan:

i.   Overall marketing budget

•

Supplier will work with AT&T to develop and, as mutually agreed, conduct marketing and enablement activities focused on joint solutions that incorporate Supplier MDM Materials and Services, AT&T  Work Platform.

ii.   External Activities

•	Supplier will issue a press release regarding the AT&T Work Platform. Supplier will send a copy of the press release to AT&T for review and approval prior to issuing the press release.

•	Supplier will make commercially reasonable attempts to participate in external customer facing events e.g. AT&T’s Developer Summit, Mobile World Conference and other similar conferences.

•	Supplier will work with AT&T in creating external marketing videos to promote AT&T Bolt- On Data, AT&T Split-Billing and AT&T Voice offers with Supplier Products.

•	Supplier will participate in an AT&T led weekly or monthly webinar that includes AT&T Bolt- On Data, AT&T Split-Billing and AT&T Voice offers

iii. Customer Incentives

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

Amendment No. 20100106.054.S.001.A.15

•	Supplier will work with AT&T to develop mutually agreed special customer incentive programs to drive AT&T Work Platform solutions in combination with Supplier Materials and Services

b. Technical and Development:

1.   AT&T will provide the design and technical specifications for this project in the form of user stories and acceptance criteria. AT&T and Supplier will jointly define additional lower level technical design/specifications.

2.   Supplier will provide the following technical and development support:

i.   Assign a lead technical liaison to be the interface to AT&T on all technical questions and development issues

ii.  Provide access to Supplier resources that enable AT&T to utilize App Connect for the AT&T Voice application

•

Provide such technical support as may be reasonably required to help AT&T App Connect enable AT&T Voice application.  This may include wrapping AT&T Voice for AT&T, assisting AT&T to include the App Connect SDK in AT&T Voice, answering technical questions, troubleshooting problems, participating in regular status calls and working sessions between technical resources.

iii. Supplier will provide AT&T with access to then current version of App Connect wrapping software and SDK

iv. Supplier and AT&T agree to review, provide recommendations and participate in the development of the test strategy, test cases, execution and test results to support AppConnect enablement of AT&T voice. .

v.  Supplier will take support calls from AT&T to address interoperability problems. The current support/interface agreements and processes will apply to resolution of the interoperability issues. .

vi. Supplier will use reasonable commercial efforts to evaluate AT&T Netbond enabled applications in concert with Supplier architected security solutions.

*       *       *

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

4

Amendment No. 20100106.054.S.001.A.15

The terms and conditions of the Supplement all other respects remain unmodified and in full force and effect.

Signature transmitted and received via facsimile or other electronic transmission of a scanned document (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature on an original document.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date the last Party signs.

AGREE TO by:

Mobile Iron, Inc.	AT&T Services, Inc.

By:	By:

Printed Name:	Printed Name:	Philip Jurecky

Title:	Title:	Senior Contract Manager

Date:	Date:

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

5

BLANK PAGE

Amendment No. 20100106.054.S.001.A.16

Amendment 16

To

Supplement

20100106.054.S.001

Between

Mobile Iron

And

AT&T Services, Inc.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

1

Amendment No. 20100106.054.S.001.A.16

Amendment 16 to Supplement 1 to AT&T-Mobile Iron Resale Agreement

This Amendment 16 to Supplement 1 (this “Amendment”), effective on the date when signed by the last of the two Parties to so sign, and amending Supplement no. 20100106.054.S.001 (the “Supplement”) to AT&T-Mobile Iron Resale Agreement no. 20100106.054.C, effective April 22, 2010, as previously amended (the “Agreement”), by and between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”) (each, a “Party” and together, the “Parties”).  In the event of a conflict between the terms of this Amendment and the terms of the Supplement, the terms of this Amendment will control.  Capitalized terms used but not otherwise defined in this Amendment shall have the meanings assigned to them in the Supplement or the Agreement.

*       *       *

Supplier and AT&T are Parties to the Agreement under which Supplier authorizes AT&T to resell Supplier’s material and services to AT&T Customers.

In consideration of the premises and the covenants hereinafter contained, the Parties agree:

1.   Section IX, Content Security Service (“CSS”), is added to Appendix A of the Supplement as follows:

IX. Content Security Service (“CSS”):  CSS is a content security solution that separates security controls from data storage methods and allows security to be managed at the document-level across multiple content repositories. The CSS does not lock employees or IT into specific content repositories.  Documents do not have to be migrated to a new repository; rather, security controls can be implemented even if the documents are stored in a personal cloud service.  CSS key capabilities include:

a.  Encryption and key management: CSS encrypts work documents when they are stored in the personal cloud, allowing the enterprise to set policies that prevent unauthorized use.

b.  Data loss prevention (DLP) controls: CSS allows the enterprise to set document expiration policies and selectively wipe specific documents on a device. CSS also allows control of the uploading, downloading, editing, and sharing of those documents. For example, if a pricelist must be updated every 30 days, CSS can ensure that the expired document is wiped from the device and updated with the new one.

c.  Secure sharing: Employees can use the native sharing features of their personal cloud apps to share work documents secured by CSS with other authorized employees. These documents are encrypted even when shared so that only an authorized user on an authorized device will be able to decrypt them.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

Amendment No. 20100106.054.S.001.A.16

d.  Activities trail: CSS provides visibility into which work documents have been accessed, when they were accessed, who accessed them, and on what device. CSS also tracks policy enforcement actions. This reporting supports the compliance strategy of the organization.

e.  EMM integration: CSS integrates with the MobileIron EMM platform to maintain a consistent view of users, groups, and devices across the organization. CSS also integrates with the MobileIron Docs@Work app on iOS and Android to enforce content security policies on the device.

2.   Appendix HH — Connected Cloud, Basic Connected Cloud and BYOD Portal SLAs is deleted in its entirety and replaced Appendix HH as it is attached to this Amendment.

3.   Subsection E, BYOD Portal and Content Security Service Pricing, is added to Appendix B as follows:

E. BYOD Portal and Content Security Service Pricing:

Notwithstanding the effective date listed in the following pricing table, the pricing will become effective on the effective date of this amendment.

[* * *]

EFFECTIVE Mar 1, 2015
SKU Type	SKU	Description	Price	Cost to AT&T(9)
MobileIron Content Security Service
Per Device Subscription License for 1 Year	MI-CSS-D-1YS	MobileIron Content Security Service per Device Subscription License for 1 Year	[* * *]	[* * *]
Per User Subscription License for 1 Year	MI-CSS-U-1YS	MobileIron Content Security Service per User Subscription License for 1 Year	[* * *]	[* * *]
Per Device to per User Subscription License for 1 Year	MI-CSS-DU-1YS-UP	Upgrade for MobileIron Content Security Service per Device to per User Subscription License for 1 Year	[* * *]	[* * *]
MobileIron BYOD Portal
Per Device Perpetual License	MI-BYOD-D-PL	MobileIron BYOD Portal per Device Perpetual License	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

Amendment No. 20100106.054.S.001.A.16

Per Device Maintenance Support for 1 Year	MI-BYOD-D-1YM-S	MobileIron BYOD Portal per Device Maintenance Support for 1 Year with Standard Support	[* * *]	[* * *]
Per Device Maintenance Support for 1 Year	MI-BYOD-D-1YM-P	MobileIron BYOD Portal per Device Maintenance Support for 1 Year with Premium Support	[* * *]	[* * *]
Per User Perpetual License	MI-BYOD-U-PL	MobileIron BYOD Portal per User Perpetual License	[* * *]	[* * *]
Per User Maintenance Support for 1 Year	MI-BYOD-U-1YM-S	MobileIron BYOD Portal per User Maintenance Support for 1 Year with Standard Support	[* * *]	[* * *]
Per User Maintenance Support for 1 Year	MI-BYOD-U-1YM-P	MobileIron BYOD Portal per User Maintenance Support for 1 Year with Premium Support	[* * *]	[* * *]
Per Device Cloud Subscription License for 1 Year	MI-BYOD-D-1YC	MobileIron BYOD Portal per Device Cloud Subscription License for 1 Year	[* * *]	[* * *]
Per User Cloud Subscription License for 1 Year	MI-BYOD-U-1YC	MobileIron BYOD Portal per User Cloud Subscription License for 1 Year	[* * *]	[* * *]
MobileIron Professional Services
Professional Services	MI-PS-DEPLOY1	Professional Services - Basic Deployment 1 - Install (core functionality, simple setup)	[* * *]	[* * *]
Professional Services	MI-PS-DEPLOY2	Professional Services - Basic Deployment 2 -Install (core functionality + Sentry high availability + Docs@Work, Web@Work)	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

4

Amendment No. 20100106.054.S.001.A.16

Professional Services	MI-PS-DEPLOY3	Professional Services - Basic Deployment 3 - Install (core functionality + Sentry and VSP high availability + PKI Integration + Docs@Work, Web@Work)	[* * *]	[* * *]
Professional Services	MI-PS-CORE-HA	Professional Services - Design, implementation and validation of a Core HA/DR architecture	[* * *]	[* * *]
Professional Services	MI-PS-BYOD	Professional Services - Installation of the On-Premise version of the BYOD portal code. Does not include custom code development	[* * *]	[* * *]
Professional Services	MI-PS-TRN	Professional Services - Training (technical product review)	[* * *]	[* * *]
Professional Services	MI-PS-ANY	Professional Services - Custom scope (e.g. multi-site, certificate integration, health checks, follow-on services)	[* * *]	[* * *]
Professional Services	MI-PS-PREMIUM-IMP

Premium Implementation Service - Combination of Advisory Services consultant to plan, oversee and provide best practices guidance along with an Implementation Engineer for design, setup and validation of all technical components.  Will also include basic strategic alignment sessions to ensure mobile strategy is being satisfied by the implementation results.

			[* * *]	[* * *]
Professional Services	MI-PSADV-STRATEGIC

Strategic Consulting Workshop - Combination of an onsite workshop and remote work, which provides the Customer with access to an experienced Strategic Consulting Services resource to educate the Customer and help develop and refine a mobile strategy.

			[* * *]	[* * *]
Professional Services	MI-PS-SECUREAPPS

Secure Apps Deployment Workshop - A Professional Services Engineer will conduct a workshop to train, assist and support customer activities related to the setup, configuration, testing and initial rollout secure apps in their environment.

			[* * *]	[* * *]
Professional Services	MI-PS-STRESSTEST

System Stress Testing Service - A Professional Services Engineer will execute a system stress test using MobileIron Proprietary load and stress system infrastructure to determine the scalability capabilities of a Customer’s MobileIron environment.

			[* * *]	[* * *]
Professional Services	MI-PSPREMIUMPLUS	PremiumPlus Services and Strategic Account Management (annual fee)	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

5

Amendment No. 20100106.054.S.001.A.16

Professional Services	MI-PS-REMOTE-HC	Professional Services - 8 hr Remote Healthcheck (technical review + recommendations)	[* * *]	[* * *]
Professional Services	MI-PS-ONSITE-HC	Professional Services - 24hr Onsite+Remote Healthcheck (deep dive technical review + recommendations)	[* * *]	[* * *]
Professional Services	MI-RESIDENT-ANY	Resident Services - Resource to assist with the management of MobileIron environment. SOW required.	[* * *]	[* * *]
Professional Services	MI-PS-PLATINUM	Professional Services — 12hrs Remote Assistance with implementing Docs@Work, Web@Work, Help@Work, Tunnel, AppConnect, and AppTunneling	[* * *]	[* * *]
Professional Services	MI-PS-KCD	Professional Services — 12hrs Remote Assistance with setting up Kerberos Constrained Delegation	[* * *]	[* * *]
Professional Services	MI-PS-MC	Professional Services — 4hrs Remote Assistance with the configuration of MobileIron Cloud	[* * *]	[* * *]
Professional Services	MI-PS-4HR-REMOTE-HC	Professional Services — 4hrs Remote Healthcheck (technical review + recommendations)	[* * *]	[* * *]
Professional Services	MI-PSADV-BYOD	Advisory Services — 40 hrs Onsite and Remote Assistance with developing a comprehensive BYOD Program	[* * *]	[* * *]
Professional Services	MI-PSADV-HD	Advisory Services — 40 hrs Onsite and Remote Review and assistance with optimizing the Customer’s Help Desk to respond to Mobility issues	[* * *]	[* * *]
Professional Services	MI-PSADV-POLICY	Advisory Services — 25 hrs Onsite and Remote Review of Customer’s Corporate Mobility Policies, how they are applied in MobileIron, and recommendations for optimization and consistency	[* * *]	[* * *]
Professional Services	MI-PSADV-ROLLOUT	Advisory Services - Implementation and Operational Guidance - 40 hrs Onsite and Remote Support of Customer’s roll out a new MobileIron-related mobility service	[* * *]	[* * *]
Professional Services	MI-PSADV-USERCOMM	Advisory Services - 40 hours of onsite or remote assistance to develop employee communications strategy, recommend improvements, and customize baseline communications materials for the customer.	[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

6

Amendment No. 20100106.054.S.001.A.16

Professional Services	MI-PSADV-PROG	Advisory Services — 80 hrs Remote and Onsite Support of Customer in developing a customized mobility program	[* * *]	[* * *]
Notes:

(1) Min first time purchase required -  [* * *]  licenses of Enterprise Mobility Management Bundle (Silver or Gold or Platinum)

(2) Support levels must match across all products purchased

(3) All prices listed in the pricelist are in US Dollars

(4) Device: User = 1:1 means that if a Customer migrates from “per device” to “per user” — it is a 1:1 migration.

Meaning if Customer has 100 per devices license, they would need to move to 100 per user license.

(5) Max of 3 devices/user is the limitation of the per user license.  Meaning each “per user” license is limited to 3 devices.

(6) Customers upgrading from Device to User cannot downgrade

(7) Samsung Knox licenses require EMM Gold Bundle or EMM Platinum Bundle

(8) Premium Plus requires Premium or Direct Support

*       *       *

The terms and conditions of the Supplement all other respects remain unmodified and in full force and effect.

Signature transmitted and received via facsimile or other electronic transmission of a scanned document (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature on an original document.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

7

Amendment No. 20100106.054.S.001.A.16

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date the last Party signs.

AGREE TO by:

Mobile Iron, Inc.	AT&T Services, Inc.

By:	By:

Printed Name:	Printed Name:	Philip Jurecky

Title:	Title:	Senior Contract Manager

Date:	Date:

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

8

Amendment No. 20100106.054.S.001.A.16

Appendix HH — Connected Cloud, Basic Connected Cloud, BYOD Portal and Content Security Service SLAs

The following SLAs apply to MobileIron Connected Cloud, Basic Connected Cloud, BYOD Portal and Content Security Service offerings.

Purpose:

The following document outlines the technical support escalation and engagement approach to be used between Supplier and AT&T technical resources for MobileIron Connected Cloud, Basic Connected Cloud, BYOD Portal and Content Security Service offerings.  This document outlines the following:

•   Technical Support Summary

•   AT&T and Supplier Expectations

•   How to raise tickets/issues with Supplier Technical Support

•   Lifecycle of a Ticket

•   Ticket Escalation Processes

•   Change Management and Planned Maintenance

•   Outage Notification

•   Test Environment Access

•   Supplier Support SLAs (Severity 1 through Severity 4)

•   System Performance and Availability Monitoring

•   Performance Reporting

Technical Support Summary:

The technical support delivery model for Supplier and AT&T-led business initiatives is a collaborative effort, where Supplier and AT&T work together to respond to, and address customer needs.  Whether these are implementation related questions, or product issues or escalations, Customers often require assistance to help address technical challenges they experience with Supplier.

The collaborative partnership between Supplier and AT&T allows for AT&T to remain the primary resource interacting with the end-customer, but also provides AT&T with expert product guidance and assistance from the Supplier technical support staff where needed.

The following outlines the roles and responsibilities for both AT&T and Supplier, and provides an overview of how the two organizations will work together to resolve customer issues. Supplier and AT&T agree to revisit the overall approach outlined in this document quarterly to ensure that it meets the needs of the business, and that the Service Level Objectives are being met adequately.

Expectations of AT&T:

To the extent that AT&T is serving as the front-line (aka Tier 1 and Tier 2) support organization for AT&T’s MobileIron Connected Cloud, Basic Connected Cloud, BYOD Portal or Content Security

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

9

Amendment No. 20100106.054.S.001.A.16

Service offerings Customers, the following shall apply.  If there are issues or concerns raised by the Customer, the first response and remediation efforts will come from the AT&T team.  In this model, AT&T resources will perform the following:

•   Receive and log initial issues, cases, and concerns from the Customer

•   Perform initial case remediation and troubleshooting steps, including but not limited to:

   Basic product troubleshooting

   End-user registration validation

   Collection of step-by-step details to re-create the issue

   Attempt to re-create or troubleshoot issues given Customer input

   Resolution of cases and escalations (if possible) prior to escalation to Supplier

   Collection of version information, device information, logs or other diagnostic information for escalation to Supplier Support for those cases that cannot be resolved by AT&T.

•   Coordinate all communication and correspondence with the end-customer resource

•   Submit formal case(s) via Supplier web portal ticket system, email or phone hotline.

•   Manage information exchange to Supplier support organization for Advanced Tier 4 support cases.

•   Receive AT&T Customer acceptance and close tickets since AT&T owns the Customer relationship.

Expectations of Supplier Support Engineers:

For all issues that are raised to Supplier for assistance, Supplier resources will engage with AT&T resources to resolve the issue.  In this model the Supplier support resources will support both operational system uptime and product functionality by performing the following:

Technical Support:

•   Provide issue resolution and troubleshooting guidance to AT&T resources

•   Conduct advanced problem investigation, system diagnostics, and log analysis

•   Coordinate escalations to Supplier engineering resources for expert analysis and troubleshooting

•   Provide rapid-response to AT&T resources, including case updates and overall status of issues

•   Share root cause analysis when requested by AT&T and case resolution results and explanation details to AT&T to share with end-customer contacts

Hosting:

•   Supplier will monitor Supplier components related to the Service 24 hours per day, 7 days per week, and 365 days per year; and where possible, use commercially reasonable efforts to promptly mitigate any service effecting issues related to the Supplier components and the hosted service.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

10

Amendment No. 20100106.054.S.001.A.16

•   Ongoing Maintenance including Patch and Release Management for the Supplier Software.

•   Capacity Management to bring online additional hosting services and connectivity as required.

•   Ongoing maintenance of Supplier components hosted within the data center infrastructure including the implementation of upgrades to Supplier components of the hosted environment as required.

•   Backup - backup daily and store in a secure off site location customer configurations and data

•   Restore - have a disaster recovery plan designed to restore customer configurations and data in case of disaster that results in loss of customer configuration and data

•   Upon reasonable request from AT&T, during Supplier’s normal business hours, Supplier will make Supplier personnel available to  review Supplier’s disaster recovery plan.(Supplier is not required to provide a hard copy to AT&T)

Additionally, all Customers who purchase technical support from Supplier and AT&T are entitled to receive the following software upgrades and updates per Supplier Support and Maintenance agreement:

•   Software Maintenance, including Software Error Correction and Bug Fixes. Supplier will provide the Customer access to all generally available software updates and software upgrades that are released during the maintenance term free of charge to customer’s purchasing support and maintenance.

How to raise tickets/issues with Supplier Technical Support:

Technical support shall be available to AT&T 24 hours a day, 7 days a week, and 365 days per year in accordance with the escalation procedures described below.

Self Service Support Portal

•   All tickets shall be reported through the Self Service Portal regardless of Severity

•   Web-based support ticket system that allows AT&T resources to submit cases online, track case status, and access the MobileIron Knowledgebase (KB).

•   New case alerts are delivered to the MobileIron support team and routed according to severity of issue.

•   AT&T can access the support portal at the following URL: https://support.mobileiron.com

•   Individual user accounts will be created for all AT&T technical resources that require the ability to search the MobileIron KB and/or submit new tickets for escalation

[* * *]

•   In addition to the Self Service Portal, all urgent (Sev 1 and Sev 2) issues shall be reported by Phone

•   When prompted for a customer account number, [* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

11

Amendment No. 20100106.054.S.001.A.16

•   Calls received during weekend hours (6PM PT Friday through 6PM PT Sunday) will be handled by MobileIron 24 x 7 tech support team which will engage the on-call technical support engineer to assist in resolving an issue.

The following is the information to be submitted by AT&T where applicable when opening a ticket with Supplier.)

o   Subject line to include “Customer Name”: Description of Issue

o   Description Field to include “mss_sa@att.com” which will trigger updates to be sent to the MSS SA Group Mailbox

o   VSP Version and Fully Qualified Domain Name (FQDN)

o   Sentry version and FQDN

o   Exchange version

o   BYOD Portal version (where Customer has BYOD on-premise software only)

o   Device models and operating system

o   Supplier client software version

o   Screenshots of errors or issues

o   Steps taken to create issue

o   Ticket urgency

o   Business impact

o   Description of affected functionality

Lifecycle of a Ticket:

AT&T shall establish the severity level of each ticket that it submits to Supplier at the time of submission.  Following Supplier’s acknowledgement of a ticket, if Supplier reasonably believes that the severity level noted by AT&T is inconsistent with the circumstances, Supplier may request that AT&T change the severity level and Supplier support team and AT&T will mutually review, discuss and assess the Severity level and priority/urgency. If AT&T determines, in its reasonable sole discretion, that there is a sound basis to change the severity level, then AT&T shall re-establish the level. Once a ticket is created, it is managed by Supplier team based on priority/urgency attributed to the ticket.  Severity 1 tickets (system outages and other critical escalations) are treated with the highest priority.  Supplier SLA is outlined in more detail in the table below.

Additionally, once a ticket is created in Supplier support system, it can be viewed and updated by either the Supplier or AT&T technical team.  Once a ticket has been created in Supplier’s technical support system, all email exchanges between Supplier’s technical support and AT&T technical support for that ticket will be tracked via Supplier system.  This streamlines the communication approach and ensures all communication and correspondence between Supplier and AT&T is tracked within the ticket history.

An additional benefit of using the Supplier Support portal is getting access to Supplier’s knowledgebase, which contains extensive articles and troubleshooting tips to help accelerate ticket and case resolution times.  In many cases, AT&T resources may proactively find solutions to questions or escalations in Supplier knowledgebase without having to engage Supplier technical support resources.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

12

Amendment No. 20100106.054.S.001.A.16

Ticket Escalation Process:

For those tickets that are submitted via the formal process outlined above but are not addressed within the timeframes designated in the matrix below, the AT&T technical support organization may escalate to resources identified in the following table:

Severity	Ticket Escalation Threshold	Resource and Contact Information
Severity 1 (Critical)	[* * *]	Call [* * *] and immediately escalate to a manager
	[* * *]	Call TechOps On Call [* * *]
	[* * *]	Call in the following order: • [* * *] • [* * *] • [* * *]
Severity 2 (High)	[* * *]	Call [* * *] and immediately escalate to a manager
	[* * *]	Call TechOps On Call [* * *]
	[* * *]	Call in the following order: • [* * *] • [* * *] • [* * *]
Severity 3 (Med)	[* * *]	[* * *]
	[* * *]	[* * *]
	[* * *]	[* * *]

AT&T may also request escalation of any ticket to a higher level of urgency by calling Supplier help desk support line to raise the priority, or by updating the ticket online on the Self Service Support Portal.

Tickets are naturally escalated after a pre-set amount of time by Supplier ticket system.

•   Critical Priority (Sev 1) tickets are escalated to the attention of the Sr. Director of Customer Success in 1 hour and to the VP of Customer Success in 2 hours if they have not be assigned or responded to.

•   High Priority  (Sev 2) tickets are escalated to the attention of the Sr. Director of Customer Success in 2 hours and the VP of Customer Success in 4 hours if they have not be assigned or responded to.

Change Management and Scheduled Maintenance

Supplier will periodically upgrade Supplier controlled hosted environments (environments directly owned and controlled by Supplier and third party environments which are controlled by Supplier)in order to provide new functionality associated with new releases or resolve any known issues / bugs in Supplier Software. To the extent commercially practicable, Supplier shall notify AT&T at

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

13

Amendment No. 20100106.054.S.001.A.16

[* * *] of any planned releases, upgrades or maintenance to any Supplier controlled hosted environment. Notification of any planned major releases or new functionality shall be provided at least [* * *] in advance prior to release for Connected Cloud and Basic Connected Cloud and [* * *] in advance prior to release for BYOD Portal and Content Security Service. The following information shall be provided by Supplier to AT&T prior to release:  With respect to Connected Cloud and Basic Connected Cloud, Supplier will use commercially reasonable efforts to give the AT&T CTO team 6 weeks advanced notice of planned major releases.

•   Release Notes and Documentation (for Connected Cloud and Basic Connected Cloud) and Targeted Features List and Sample Test Cases (for BYOD Portal) (must be provided [* * *] prior to planned release); Release Notes and Documentation to be provided for Content Security Service at GA release.

•   Connected Cloud test cases will be provided [* * *] weeks prior to general availability.

•   Training (if applicable).  Training on new releases for Content Security Service will be provided, if applicable [* * *] week before GA to AT&T for the purpose of enabling AT&T support team to be able to support new release at GA.

•   Access to Staging Environment for AT&T Testing Purposes  (provided [* * *] prior to planned release for Connected Cloud) (provided [* * *] business days prior to planned release for BYOD Portal.

•   Roll Back Plan (Connected Cloud ,Basic Connected Cloud and BYOD Portal)

•   Supplier will maintain BYOD Portal backwards compatibility with supported versions of VSP.  Supported Version means (i) the then-current version of VSP and (ii) any prior version of VSP for a period of 12 months after the first successor version to such prior version. If the release candidate is not backwards compatible, Supplier will roll back to prior version.  Supplier will maintain Content Security Service backwards compatibility with the then current version of CORE [* * *].

For the avoidance of doubt, the above shall not apply to urgent releases issued to resolve a Sev 1 Defect.

If AT&T has not responded to change management plan within [* * *] of the notification of a major release, Supplier shall escalate to the points of contact noted below. If Supplier receives no response from AT&T within [* * *] thereafter, Supplier may proceed with the planned maintenance at the specified period (for major releases) with no further notification to AT&T.

Team Name	Contact Details

Mobility Solution Services (MSS) Service Assurance	[* * *]
Director Mobility Solution Services (MSS) Advanced Mobility Support	[* * *]

For any routine planned maintenance that does not include a new release or new functionality (e.g.,  bug fixes), Supplier shall notify AT&T at least [* * *] (for for Connected Cloud and Basic Connected Cloud) and [* * *] (for BYOD Portal and Content Security Service) in advance of any planned maintenance.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

14

Amendment No. 20100106.054.S.001.A.16

The following information shall be provided by Supplier to AT&T prior to any planned maintenance:

•   Release Notes and Documentation for Connected Cloud and Basic Connected Cloud (must be provided [* * *] prior to planned release); Targeted Features List and Sample Test Cases (for BYOD Portal must be provided [* * *] prior to planned release; Release Notes and Documentation to be provided for Content Security Service at [* * *].

•   Access to Staging Environment for AT&T Testing Purposes (provided [* * *] prior to planned release for Connected Cloud and Basic Connected Cloud and [* * *] prior to planned release for BYOD Portal;  Training on new releases for Content Security Service will be provided, if applicable, [* * *] to AT&T for the purpose of enabling AT&T support team to be able to support new release at GA

•   Roll Back Plan (Connected Cloud, Basic Connected Cloud, BYOD Portal e)

•   Supplier will maintain BYOD Portal backwards compatibility with supported versions of VSP.  Supported Version means (i) the then-current version of VSP and (ii) any prior version of VSP for a period of 12 months after the first successor version to such prior version. If the release candidate is not backwards compatible, Supplier will roll back to prior version. Supplier will maintain Content Security Service backwards compatibility with the then current version of CORE [* * *] with a minimum version being 7.5.

If AT&T has not responded to change management plan within the [* * *] notification period, Supplier may proceed with the planned maintenance with no further notification to AT&T.

Test Environment Access:

Supplier will provide AT&T with access to a staging area for new product release or routine maintenance releases within [* * *] prior for Connected Cloud and [* * *] prior for BYOD Portal to any official go-live in a production environment.  This will allow AT&T support resources to test and become familiar with any new functionality introduced in the new release in advance of their customers accessing the new features.

Maintenance shall be performed during the following defined maintenance windows:  mid-night to 3AM Eastern Monday through Friday or 1PM — 4PM ET Saturday through Sunday for US based customers.  International Customers to be negotiated.

For emergency maintenance, Supplier shall notify AT&T as soon as possible.

The method of notification should be through the following e-mail distribution list: [* * *] and should include the requested information and appropriate Supplier contacts.

AT&T help desk or service desk will be responsible for notifying AT&T managed customers of any planned maintenance.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

15

Amendment No. 20100106.054.S.001.A.16

Outage Notifications

Supplier shall notify AT&T of any service interruptions within [* * *] of becoming aware of the service impact.  Notification should be made via e-mail to the distribution list ([* * *]) and include the following:

•   Description of the Outage

•   Estimated Time to Repair; if known

•   MobileIron Case Number

•   Outage Bridge Phone Number and Pin; if applicable (not applicable to Content Security Service)

AT&T shall optionally initiate a bridge for any outage lasting longer [* * *], in order to keep informed real-time of resolution status. Request to join bridge will be sent to Supplier via email to duty manager. If no response from duty manager within [* * *], AT&T will call the MobileIron Tech Ops On-call at the number specified in the Ticket Escalation Path.

MobileIron shall provide outage updates via the AT&T e-mail distribution list every [* * *] until resolved.  The MSS ASD will maintain responsibility for customer notification and ongoing communication.

shall provide a preliminary root cause analysis of the service interruption within [* * *] of resolution with a final root cause analysis within [* * *] of resolution.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

16

Amendment No. 20100106.054.S.001.A.16

Supplier Support SLA:

Supplier’s Technical Support offering provides the following response times (SLA’s) for tickets escalated in accordance with the procedures set forth in this document based on the severity of the submitted issue:

Response Times and Status Update Interval for Severity 1, Severity 2, Severity 3 and Severity 4 should be according to the table below.

Severity Level	Definition	Response Time	Status Update Interval
Severity 1

A  severity one (1) issue is a catastrophic production problem which may severely impact the client’s production systems, or in which client’s production systems are down or not functioning; loss of production data and no procedural work around exists; loss of ability to administer the system

		[* * *]	[* * *]
Severity 2

A severity two (2) issue is a problem where the client’s system is functioning but in a severely reduced capacity. The situation is causing significant impact to portions of the client’s business operations and productivity. The system is exposed to potential loss or interruption of service.

		[* * *]	[* * *]
Severity 3

A severity three (3) issue is a medium-to-low impact problem which involves partial non-critical functionality loss. One which impairs some operations but allows the client to continue to function. This may be a minor issue with limited loss or no loss of functionality or impact to the client’s operation and issues in which there is an easy circumvention or avoidance by the end user. This includes documentation errors.

		[* * *]	[* * *]
Severity 4

A severity four (4) issue is for a general usage question or recommendation for a future product enhancement or modification. There is no impact on the quality, performance or functionality of the product

		[* * *]	[* * *]

* Requires that issue be reported via phone call to MobileIron technical support center

** Initial Response Time is for Acknowledgement of Issue, Not Necessarily Resolution

*** Or at intervals agreed to by both parties and documented in ticket log notes

Note: Business days are 6am to 6pm Pacific Time Monday-Friday; excluding holidays

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

17

Amendment No. 20100106.054.S.001.A.16

Performance Reporting and Governance:

Availability

Supplier shall ensure that the service maintains an overall monthly Availability of [* * *]% with respect to the service.  This availability requirement excludes Scheduled Downtime for approved maintenance.  This Availability requirement also excludes downtime caused by AT&T’s or a Customer’s misuse of the Services, or force majeure events not within Supplier’s Span of Control.

Governance  and Reporting

AT&T and Supplier shall engage in regularly quarterly meetings to review operational metrics, overall partnership, performance reports, customer support issues, any necessary changes to M&P’s, troubleshooting processes, escalations and overall support or engagement processes.  Operational metrics will include service delivery and testing as well as service assurance, and logistics operations.   In connection with such meetings, Supplier shall provide AT&T with performance reports on a monthly basis in a format that is mutually agreed upon by Supplier and AT&T.  The performance report shall include, all Service Level Agreements and Objectives as well as other key operations performance indicators outlined below:

•   Total  Trouble Ticket Volume — Opened  during calendar quarter

•   Total Trouble Ticket Tickets Resolved / Closed during the calendar quarter

•   Total Trouble Tickets Outstanding (i.e. open at close of business of last day of the quarter)

•   Breakdown by Severity

o   Trouble Ticket Volume — Opened during calendar quarter

o   Avg. Response Time  (this will only be average initial response)

o   Trouble Tickets Resolved / Closed during the calendar quarter

o   Average Mean Time to Resolution  (to be calculated as the time between ticket open and set to resolved and will factor in time waiting on responses from partner and internal teams)

o   Trouble Tickets Outstanding (i.e. open at close of business of last day of the quarter)

•   Service Availability for Connected Cloud, BYOD Portal and Content Security Service

Testing

•   Number of releases, major/minor/patch

•   Number of defects outstanding per release

In times where there are repeatable critical issues pertaining to AT&T Clients, meeting(s) will need to occur more frequently until the issues at hand are resolved, and at which time the meetings will resume their regular schedule.  The frequency of the meetings (and applicable reporting) may be changed by agreement of both parties.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

18

Amendment No. 20100106.054.S.001.A.16

BYOD Portal and Content Security Service Software Performance Requirements (for Network-based offerings)

Service Latency (Not applicable to Content Security Service)

User requests for Managed Services shall be fulfilled in accordance with Table below for each calendar month. This includes delivery of all bytes of the response (content plus protocol overhead) that Supplier controls.

The Parties agree to review such latency targets from time to time during the Term.

Percentile 1	Latency Target 1	Percentile 2	Latency Target 2
[* * *]	[* * *]	[* * *]	[* * *]

The design of Supplier’s latency monitoring infrastructure will ensure appropriate components of the request and response are adequately measured.

Service Component Availability [* * *]Managed Service availability shall be maintained (subject to exclusion for Scheduled Downtime as described under “Availability” above) and reported for the following:

Service Component	Performance	Measurement Tool
Supplier Application Server	[* * *]	Supplier site at http://www.mobileiron.com/en/products/deployment-options/trust

Anti-Virus

Supplier shall use commercially reasonable efforts to deliver the Connected Cloud, Basic Connected Cloud, and BYOD Portal Software without any material bugs, viruses, worms, Trojan horses, web bugs, time bombs, “spyware” or other harmful disruptive or invasive code or components.

Change Management — Data Center Maintenance

Supplier will notify AT&T in accordance with the procedures set forth above under the title “Change Management and Planned Maintenance” no less than [* * *] before a standard Scheduled Maintenance event that will result in Scheduled Downtime.  Any major Maintenance activity (e.g. Datacenter moves) which requires any change on AT&T’s network or requires AT&T support will require two weeks notification prior to the start of the work. Supplier will notify AT&T in accordance with the procedures set forth above under the title “Change Management and Planned Maintenance” prior to and after the Scheduled Maintenance is performed, or if Scheduled Maintenance is postponed or cancelled.

Supplier will perform Scheduled Maintenance and Scheduled Downtime from Monday to Sunday between the hours of 12:00 AM and 3:00 AM Eastern Time.  AT&T may at times request that Supplier close a maintenance window so that AT&T can perform maintenance.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

19

Amendment No. 20100106.054.S.001.A.16

Emergency Maintenance

Should Supplier require Emergency Maintenance, Supplier will contact AT&T Operations immediately in accordance with the procedures set forth above under the title “Change Management and Planned Maintenance”. Any Down Time resulting from Emergency Maintenance shall be included as Down Time in the Availability calculation and reports, except where the Emergency Maintenance arises or is the result AT&T’s or a Customer’s misuse of the Services, or force majeure events not within Supplier’s Span of Control.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20

BLANK PAGE

20100106.054.S.001.A.017

Amendment 17

To

Supplement

20100106.054.S.001

Between

Mobile Iron

And

AT&T Services, Inc.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

1

20100106.054.S.001.A.017

Amendment 17 to Supplement 20100106.054.S.001 to AT&T-Mobile Iron Resale
Agreement

This Amendment 20100106.054.S.001.A.017 (this “Amendment”), effective on the date when signed by the last of the two Parties to so sign, and amending Supplement no. 20100106.054.S.001 (the “Supplement”) to AT&T-Mobile Iron Resale Agreement no. 20100106.054.C, effective April 22, 2010, as previously amended (the “Agreement”), by and between Mobile Iron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”) (each, a “Party” and together, the “Parties”).  In the event of a conflict between the terms of this Amendment and the terms of the Supplement, the terms of this Amendment will control.  Capitalized terms used but not otherwise defined in this Amendment shall have the meanings assigned to them in the Supplement or the Agreement.

*       *       *

Supplier and AT&T are Parties to the Agreement under which Supplier authorizes AT&T to resell Supplier’s material and services to AT&T Customers.

In consideration of the premises and the covenants hereinafter contained, the Parties agree:

1.      Section X “MobileIron Cloud (also referred to as MI Cloud)”, Section XI “AT&T MDM Solution to MobileIron Cloud Transition”, and Section XII Marketing and Sales Support, are added to Appendix A of the Supplement as follows:

X. MobileIron Cloud (also referred to as MI Cloud):

MobileIron Cloud is a cloud based enterprise mobility management solution.  MobileIron Cloud enables Customers to manage enterprise content and security and implement management policies on authorized mobile devices.  For example, a Customer may use MobileIron Cloud to provide and manage access to, install or update applications or enterprise content on devices, and to remotely wipe enterprise data and applications, from a device.

The basic feature level is Bronze. The optional Silver, Gold, and Platinum features can be added to provide a more robust solution for managing applications and device security.  Current features of the Bronze, Silver, Gold and Platinum bundles of MobileIron Cloud are listed below. The features are subject to change pursuant to the notice requirements in Appendix HH.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

2

20100106.054.S.001.A.017

a.   MobileIron Cloud Bronze Bundle - The Bronze Bundle includes MobileIron Cloud license as well as the following features:

1.   Extended (Online) Help - Hosted online help for Customer administrators that is accessible via the administrative portal

2.   Self Service End-User Portal — Enables end-users to self-manage and support their own devices.

3.   Content Publishing — Enables Customers to add different types of content for distribution to different device or users groups. Limited to 25 files of 2MB each.

4.   App Catalog - The App Catalog is a global list of all the apps the administrator can add and manage through MobileIron Cloud. The App Catalog displays all apps currently distributed to devices or staged for future distribution.  For end users, the MobileIron Cloud App Catalog is the app storefront on the iOS or Android device that users click to get the in-house and public apps you distribute to them via the MobileIron Cloud service.

5.   Global and per device app inventory - View in-house, iOS and Android applications installed across the entire registered device estate as well as per device.

6.   iOS Managed App Support - Enable or Disable the ability for app content to be backed-up to iCloud and choose to remove apps when the device is retired from the platform.

7.   User Groups - User groups are used to deploy policies, configurations and applications to groups of users, e.g. Legal, Finance, HR, Engineering User Groups can be created

8.   Configure and Apply predefined critical security policies such as:

•   Compromised Devices

•   Data Protection/Encryption Disabled Devices

•   Devices which are International Roaming

•   MDM/Device Admin Disabled

•   Out of Contact

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

3

20100106.054.S.001.A.017

9.   Streamlined RBAC (role-based-access-control) - Different users can be provided with various roles, e.g. create additional administered accounts or roles for support staff.

10.   Content Publishing — Content can be distributed to different device or users groups..

11.   File Limitations - Limited to 25 files at 2MB each.

b. MobileIron Cloud Silver Bundle - The Silver Bundle includes the features in Bronze Bundle plus:

1.   Sentry — An in-line gateway that manages and encrypts traffic between the mobile device and back-end enterprise systems.

2.   LDAP integration with Connector - By deploying the premises based Connector virtual server, Customers can leverage their existing Active Directory based user management system to authenticate users and groups for administrative management and registration of devices

3.   Device Delegation — Enables the creation of device partitions that includes policies and configurations that can only be seen by users with administrative rights for specific partition(s).

4.   Certificate Authority — The MobileIron Cloud platform can act as a certificate authority with the ability to create and distribute self-signed and intermediate certificates without the need for an external certificate server.

5.   Supervised Mode (iOS) - Device Supervision allows an organization to control many features not available on an off-the shelf device. MobileIron Cloud supports many of these specialized restrictions, configurations, and device behaviors.

6.   Silent App Install/Uninstall (iOS) - Enables administrators to automatically add and remove applications on iOS7 (or later) devices upon enrollment and retirement (silent install requires supervision).

7.   Samsung Silent Install — Allows applications to be installed on devices that have deployed Samsung For Enterprises.

8.   Web Content Filter (iOS)- Defines Web Filter rules for use of Safari on iOS7+ Devices

9.   Apple Specific Functionality (iOS) — Administrators can enable and restrict use of AirPlay, AirDrop and Apple TV on certain devices

10. Per Application VPN (iOS) — Enables administrators to create iOS App specific VPNs that allow for access to corporate resources residing behind a firewall

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

4

20100106.054.S.001.A.017

11. User Portal Customer Branding - Customers can customize the branding of the End User Portal.

12. Android Kiosk Mode (Android) - Allows administrators to create a branded and customized work zone on an Android device that contains only approved applications and restricts use of many Android services the Customer does not wish to allow on corporate owned devices.

13. Device Ownership - Administrators can indicate whether a device is “Company Owned” or “User Owned”

14. Application White/Black Listing — Administrators can whitelist/blacklist applications for users.

15. Email+ - Provides a fully managed containerized email solution.

16. Certificates through Connector - Customers can integrate to premises based third party Certificate Authorities through a Connector VM that also resides on premise. These certificates can subsequently be distributed to mobile devices using the SCEP protocol.

17. iOS 8 features - Always-on VPN, Managed Domains for Safari and Email, Advanced Web Content filtering (Plugins).

18. Custom Attributes - Custom attributes are variables that can be assigned to objects in MobileIron Cloud. These attributes can be used in defining configurations, or can be used in creating granular device groups based on the organization’s need.

19. File Limitations — Limited to 25 files at 2MB each.

20. Android Kiosk Mode — remote initiation — Silver tenants and above will be able use the Android kiosk mode remote Initiation feature on Android 4.0 to 4.4.

21. Dual iOS MDM Profiles - Administrators can now create a second iOS MDM certificate with different device privileges. This feature is intended to be used with BYOD or employee-owned devices where the company may not wish to have the ability to fully wipe an employee’s device of ALL data, but would still like the ability to remove company data from the device.

22. Application policy rules — Administrators can apply rules to whitelist or blacklist apps.

c. MobileIron Cloud Gold Bundle - The Gold Bundle includes the features in the Silver Bundle plus:

1.   AppConnect — Containerizes apps to help protect corporate data-at-rest without touching personal data.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

5

20100106.054.S.001.A.017

2.   Docs@Work — Enables users to, annotate, share and view business documentation from email, enterprise file repositories and cloud file repositories.

3.   Web@Work — A highly secure browser that lets users’ access web content within the enterprise’s intranet without requiring them to use a device-wide VPN.

4.   Single Sign On (SSO) (iOS) - Supports SSO for iOS 7 or later devices for any managed applications for Customers having a Kerberos infrastructure in place. Devices must have direct access to the Kerberos Key Distribution Center (KDC) via either Wi-Fi or VPN to support this feature.

5.   Open In Management (iOS) - Controls which applications may access content and enables Data Loss Prevention (DLP) controls for iOS7 or later devices

6.   Per App Configuration (iOS) — Enables administrators to configure various application keys on the platform before deploying to specific groups of users or devices (for iOS7 or later devices)

7.   Apple Volume Purchase Program (VPP) — Enables Customers to distribute mobile app licenses to devices and reclaim and reassign those licenses when a device is retired (for iOS7 or later devices)

8.   App Catalog Customer Branding (iOS) - Allows a Customer to customize the App store icon as well as the color scheme and logo of the Customer’s app store.

9.   Android For Work (Android) - Administrators can take advantage of the capabilities made available with Android For Work.  Separation of work and personal data, Secure app install process, App configuration, Data loss prevention, Control of system apps, Android for Work productivity app.

10. Content Publishing - Enables Customers to add different types of content for distribution to different device or users groups. Limited to 50 files of 25MB each.

11. iOS 8 Features - Cert-based Enterprise SSO, Ability to push iBooks, ePub and PDF to the iOS iBooks app (iPad only for iBook and ePub).

12. App Tunnel - AppTunnel is a secure feature that encrypts data from AppConnect enabled apps through the MobileIron Sentry appliance by using SSL transport with certificates.

13. App Identity Certificate Configuration - Located at Admin/Certificate Authority.  The X.509 client certificate that will be sent down to the AppConnect enabled application to authenticate against the Sentry certificate.

14. Android for Work DLP enhancement - Android for Work includes the ability to limit the Copy/Paste functionality from within the AfW workspace/Secure Apps.  To add this control, navigate to Policies and select the Android for Work configuration.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

6

20100106.054.S.001.A.017

d. AT&M MDM Platinum Bundle - The Platinum Bundle includes the features in Gold Bundle plus:

1.   Tunnel (iOS) - A per-app VPN for business apps and data. Mobile apps can access corporate data and content that is behind a firewall.

2.   DataView (iOS) — Gives users real-time visibility of cellular and data roaming usage.

XI.   AT&T MDM Solution to MobileIron Cloud Transition

On the Effective Date of this Amendment, [* * *].

The Parties agree, all AT&T MDM Solution licenses that have been Ordered prior to the Effective Date shall be converted to MobileIron Cloud Subscription Licenses per Table 1, License Conversion.

Table 1 — License Conversion

AT&T MDM Solution License	MobileIron Cloud Subscription License
Anyware Foundation	Bronze Bundle User
Anyware Foundation +Security	Silver Bundle User
Anyware Foundation + Security +Apps	Gold Bundle User
Bronze Device	Bronze Bundle Device
Bronze User	Bronze Bundle User
Silver Device	Silver Bundle Device
Silver User	Silver Bundle User
Gold Device	Gold Bundle Device
Gold User	Gold Bundle User
Platinum Device	Platinum Bundle Device
Platinum User	Platinum Bundle User

[* * *].

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

7

20100106.054.S.001.A.017

Table 2 — Conversion Fees

Month / Year	Conversion Fees
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]

Supplier will continue to host AT&T MDM (as noted in Appendix B to Amendment No. 20100106.054.S.001.A.012) until the earlier of:  (i) the migration of all AT&T MDM Customers to MobileIron Cloud or (ii) 12/31/2017; provided AT&T shall be charged hosting fees during this transition period at the prices in  Appendix B to Amendment no. 20100106.054.S.001.A.012.

XII.   Marketing and Sales Support

Supplier shall provide at no additional cost reasonable training and technical support materials to AT&T’s product marketing and sales personnel to enable such personnel to effectively sell Material, licenses, and Services available under this Agreement.  In addition Supplier will share marketing collateral and market intelligence with AT&T to support development of Supplier product offerings.

2.   Subsection F, MobileIron Cloud Pricing , is added to Appendix B of the Supplement as it is provided in the attached Appendix B of this Amendment.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

8

20100106.054.S.001.A.017

3.   Appendix HH — “Connected Cloud, Basic Connected Cloud and BYOD Portal SLAs” of Amendment no. 20100106.054.S.001.A.011 and Amendment no. 20100106.054.S.001.A.016  is deleted in its entirety and replaced with Appendix HH as provided in is the attached Appendix HH to this Amendment.

Notwithstanding anything to the contrary in Appendix HH or the Agreement (including any supplements or amendments thereto, or any purchase orders or work orders issued thereunder), AT&T’s sole remedy for Supplier’s uncured failure to satisfy the requirements set forth in Appendix HH shall be to terminate the affected Order(s)  for MobileIron Connected Cloud, Basic Connected Cloud, MI Cloud, BYOD Portal and/or Content Security Service, as applicable ~~upon~~; provided, however, the foregoing limitation on AT&T’s remedies shall not apply to supplements, purchase orders or work orders, if any, containing Special Terms and Conditions incorporating requirements similar to those in Appendix HH.

4.   Sections 2, 3, 4, 5, 6, 8, 9, 10, 12, 14, 15, 17, 18 of Amendment no. 20100106.054.S.001.A.012 are deleted in their entirety and thus removed from the Supplement.

5.   Appendix B, Section D. of Amendment no. 20100106.054.S.001.A.014, titled “AT&T MDM Bundles” is deleted in its entirety and is thus removed from the Supplement.

*       *       *

The terms and conditions of the Supplement all other respects remain unmodified and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature on an original document.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date the last Party signs.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

9

20100106.054.S.001.A.017

AGREE TO by:

Mobile Iron, Inc.	AT&T Services, Inc.

By:	By:

Printed Name:	Printed Name:	Philip Jurecky

Title:	Title:	Senior Contract Manager

Date:	Date:

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

10

20100106.054.S.001.A.017

Appendix B — Supplier Prices

F, MobileIron Cloud Pricing:

Notwithstanding any effective date listed in the following pricing table, the pricing will become effective on the Effective Date of this Amendment.

Notwithstanding anything to the contrary, , all subscription licenses and maintenance will be invoiced and paid on a month to month basis in accordance with Section 3.20 of the Supplement.

	SKU Type	SKU	Description	Pricing Model	Cost to AT&T(9)
MobileIron Enterprise Mobility Management Platinum Bundle
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMP-D-1YMC	MobileIron Enterprise Mobility Management Platinum Bundle per Device Cloud Subscription License for 1 Year	Per Device	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMP-D-1YMC-R	MobileIron Enterprise Mobility Management Platinum Bundle per Device Cloud Subscription License for 1 Year Renewal	Per Device	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMP-DU-1YMC-UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Cloud Subscription License for 1 Year	From Per Device to Per User	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMP-U-1YMC	MobileIron Enterprise Mobility Management Platinum Bundle per User Cloud Subscription License for 1 Year	Per User	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMP-U-1YMC-R	MobileIron Enterprise Mobility Management Platinum Bundle per User Cloud Subscription License for 1 Year Renewal	Per User	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

11

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MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 2 Years	MI-EMP-D-2YMC	MobileIron Enterprise Mobility Management Platinum Bundle per Device Cloud Subscription License for 2 Years	Per Device	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 2 Years - Renewal	MI-EMP-D-2YMC-R	MobileIron Enterprise Mobility Management Platinum Bundle per Device Cloud Subscription License for 2 Years Renewal	Per Device	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 2 Years	MI-EMP-DU-2YMC-UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Cloud Subscription License for 2 Years	From Per Device to Per User	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 2 Years	MI-EMP-U-2YMC	MobileIron Enterprise Mobility Management Platinum Bundle per User Cloud Subscription License for 2 Years	Per User	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 2 Years - Renewal	MI-EMP-U-2YMC-R	MobileIron Enterprise Mobility Management Platinum Bundle per User Cloud Subscription License for 2 Years Renewal	Per User	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 3 Years	MI-EMP-D-3YMC	MobileIron Enterprise Mobility Management Platinum Bundle per Device Cloud Subscription License for 3 Years	Per Device	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 3 Years - Renewal	MI-EMP-D-3YMC-R	MobileIron Enterprise Mobility Management Platinum Bundle per Device Cloud Subscription License for 3 Years Renewal	Per Device	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 3 Years	MI-EMP-DU-3YMC-UP	Upgrade for MobileIron Enterprise Mobility Management Platinum Bundle per Device to per User Cloud Subscription License for 3 Years	From Per Device to Per User	[* * *]
MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 3 Years	MI-EMP-U-3YMC	MobileIron Enterprise Mobility Management Platinum Bundle per User Cloud Subscription License for 3 Years	Per User	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

12

20100106.054.S.001.A.017

MobileIron Enterprise Mobility Management Platinum Bundle	MobileIron Cloud Subscription License for 3 Years - Renewal	MI-EMP-U-3YMC-R	MobileIron Enterprise Mobility Management Platinum Bundle per User Cloud Subscription License for 3 Years Renewal	Per User	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-D-1YMC	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 1 Year	Per Device	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMG-D-1YMC-R	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 1 Year Renewal	Per Device	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-DU-1YMC-UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Cloud Subscription License for 1 Year	From Per Device to Per User	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMG-U-1YMC	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 1 Year	Per User	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMG-U-1YMC-R	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 1 Year Renewal	Per User	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 2 Years	MI-EMG-D-2YMC	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 2 Years	Per Device	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 2 Years - Renewal	MI-EMG-D-2YMC-R	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 2 Years Renewal	Per Device	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

13

20100106.054.S.001.A.017

MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 2 Years	MI-EMG-DU-2YMC-UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Cloud Subscription License for 2 Years	From Per Device to Per User	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 2 Years	MI-EMG-U-2YMC	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 2 Years	Per User	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 2 Years - Renewal	MI-EMG-U-2YMC-R	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 2 Years Renewal	Per User	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 3 Years	MI-EMG-D-3YMC	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 3 Years	Per Device	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 3 Years - Renewal	MI-EMG-D-3YMC-R	MobileIron Enterprise Mobility Management Gold Bundle per Device Cloud Subscription License for 3 Years Renewal	Per Device	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 3 Years	MI-EMG-DU-3YMC-UP	Upgrade for MobileIron Enterprise Mobility Management Gold Bundle per Device to per User Cloud Subscription License for 3 Years	From Per Device to Per User	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 3 Years	MI-EMG-U-3YMC	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 3 Years	Per User	[* * *]
MobileIron Enterprise Mobility Management Gold Bundle	MobileIron Cloud Subscription License for 3 Years - Renewal	MI-EMG-U-3YMC-R	MobileIron Enterprise Mobility Management Gold Bundle per User Cloud Subscription License for 3 Years Renewal	Per User	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

14

20100106.054.S.001.A.017

MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMS-D-1YMC	MobileIron Enterprise Mobility Management Silver Bundle per Device Cloud Subscription License for 1 Year	Per Device	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMS-D-1YMC-R	MobileIron Enterprise Mobility Management Silver Bundle per Device Cloud Subscription License for 1 Year Renewal	Per Device	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMS-DU-1YMC-UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device to per User Cloud Subscription License for 1 Year	From Per Device to Per User	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMS-U-1YMC	MobileIron Enterprise Mobility Management Silver Bundle per User Cloud Subscription License for 1 Year	Per User	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMS-U-1YMC-R	MobileIron Enterprise Mobility Management Silver Bundle per User Cloud Subscription License for 1 Year Renewal	Per User	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 2 Years	MI-EMS-D-2YMC	MobileIron Enterprise Mobility Management Silver Bundle per Device Cloud Subscription License for 2 Years	Per Device	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 2 Years - Renewal	MI-EMS-D-2YMC-R	MobileIron Enterprise Mobility Management Silver Bundle per Device Cloud Subscription License for 2 Years Renewal	Per Device	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 2 Years	MI-EMS-DU-2YMC-UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device to per User Cloud Subscription License for 2 Years	From Per Device to Per User	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 2 Years	MI-EMS-U-2YMC	MobileIron Enterprise Mobility Management Silver Bundle per User Cloud Subscription License for 2 Years	Per User	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

15

20100106.054.S.001.A.017

MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 2 Years - Renewal	MI-EMS-U-2YMC-R	MobileIron Enterprise Mobility Management Silver Bundle per User Cloud Subscription License for 2 Years Renewal	Per User	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 3 Years	MI-EMS-D-3YMC	MobileIron Enterprise Mobility Management Silver Bundle per Device Cloud Subscription License for 3 Years	Per Device	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 3 Years - Renewal	MI-EMS-D-3YMC-R	MobileIron Enterprise Mobility Management Silver Bundle per Device Cloud Subscription License for 3 Years Renewal	Per Device	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 3 Years	MI-EMS-DU-3YMC-UP	Upgrade for MobileIron Enterprise Mobility Management Silver Bundle per Device to per User Cloud Subscription License for 3 Years	From Per Device to Per User	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 3 Years	MI-EMS-U-3YMC	MobileIron Enterprise Mobility Management Silver Bundle per User Cloud Subscription License for 3 Years	Per User	[* * *]
MobileIron Enterprise Mobility Management Silver Bundle	MobileIron Cloud Subscription License for 3 Years - Renewal	MI-EMS-U-3YMC-R	MobileIron Enterprise Mobility Management Silver Bundle per User Cloud Subscription License for 3 Years Renewal	Per User	[* * *]
MobileIron Enterprise Mobility Management Bronze Bundle					[* * *]
MobileIron Enterprise Mobility Management Bronze Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMB-D-1YMC	MobileIron Enterprise Mobility Management Bronze Bundle per Device Cloud Subscription License for 1 Year	Per Device	[* * *]
MobileIron Enterprise Mobility Management Bronze Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMB-D-1YMC-R	MobileIron Enterprise Mobility Management Bronze Bundle per Device Cloud Subscription License for 1 Year Renewal	Per Device	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

16

20100106.054.S.001.A.017

MobileIron Enterprise Mobility Management Bronze Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMB-DU-1YMC-UP	Upgrade for MobileIron Enterprise Mobility Management Bronze Bundle per Device to per User Cloud Subscription License for 1 Year	From Per Device to Per User	[* * *]
MobileIron Enterprise Mobility Management Bronze Bundle	MobileIron Cloud Subscription License for 1 Year	MI-EMB-U-1YMC	MobileIron Enterprise Mobility Management Bronze Bundle per User Cloud Subscription License for 1 Year	Per User	[* * *]
MobileIron Enterprise Mobility Management Bronze Bundle	MobileIron Cloud Subscription License for 1 Year - Renewal	MI-EMB-U-1YMC-R	MobileIron Enterprise Mobility Management Bronze Bundle per User Cloud Subscription License for 1 Year Renewal	Per User	[* * *]
MobileIron EMM Bronze to Silver Bundle Upgrade					[* * *]
MobileIron EMM Bronze to Silver Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBS-D-1YMC-UP	Upgrade for MobileIron EMM Bronze to Silver Bundle per Device Cloud Subscription License for 1 Year	Per Device	[* * *]
MobileIron EMM Bronze to Silver Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBS-DU-1YMC-UP	Upgrade for MobileIron EMM Bronze to Silver Bundle per Device to per User Cloud Subscription License for 1 Year	From Per Device to Per User	[* * *]
MobileIron EMM Bronze to Silver Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBS-U-1YMC-UP	Upgrade for MobileIron EMM Bronze to Silver Bundle per User Cloud Subscription License for 1 Year	Per User	[* * *]
MobileIron EMM Bronze to Gold Bundle Upgrade					[* * *]
MobileIron EMM Bronze to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBG-D-1YMC-UP	Upgrade for MobileIron EMM Bronze to Gold Bundle per Device Cloud Subscription License for 1 Year	Per Device	[* * *]
MobileIron EMM Bronze to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBG-DU-1YMC-UP	Upgrade for MobileIron EMM Bronze to Gold Bundle per Device to per User Cloud Subscription License for 1 Year	From Per Device to Per User	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

17

20100106.054.S.001.A.017

MobileIron EMM Bronze to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBG-U-1YMC-UP	Upgrade for MobileIron EMM Bronze to Gold Bundle per User Cloud Subscription License for 1 Year	Per User	[* * *]
MobileIron EMM Bronze to Platinum Bundle Upgrade					[* * *]
MobileIron EMM Bronze to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBP-D-1YMC-UP	Upgrade for MobileIron EMM Bronze to Platinum Bundle per Device Cloud Subscription License for 1 Year	Per Device	[* * *]
MobileIron EMM Bronze to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBP-DU-1YMC-UP	Upgrade for MobileIron EMM Bronze to Platinum Bundle per Device to per User Cloud Subscription License for 1 Year	From Per Device to Per User	[* * *]
MobileIron EMM Bronze to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMBP-U-1YMC-UP	Upgrade for MobileIron EMM Bronze to Platinum Bundle per User Cloud Subscription License for 1 Year	Per User	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade					[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMSG-D-1YMC-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device Cloud Subscription License for 1 Year	Per Device	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMSG-DU-1YMC-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device to per User Cloud Subscription License for 1 Year	From Per Device to Per User	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMSG-U-1YMC-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per User Cloud Subscription License for 1 Year	Per User	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 2 Years	MI-EMSG-D-2YMC-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device Cloud Subscription License for 2 Years	Per Device	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

18

20100106.054.S.001.A.017

MobileIron EMM Silver to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 2 Years	MI-EMSG-DU-2YMC-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device to per User Cloud Subscription License for 2 Years	From Per Device to Per User	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 2 Years	MI-EMSG-U-2YMC-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per User Cloud Subscription License for 2 Years	Per User	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 3 Years	MI-EMSG-D-3YMC-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device Cloud Subscription License for 3 Years	Per Device	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 3 Years	MI-EMSG-DU-3YMC-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per Device to per User Cloud Subscription License for 3 Years	From Per Device to Per User	[* * *]
MobileIron EMM Silver to Gold Bundle Upgrade	MobileIron Cloud Subscription License for 3 Years	MI-EMSG-U-3YMC-UP	Upgrade for MobileIron EMM Silver to Gold Bundle per User Cloud Subscription License for 3 Years	Per User	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade
MobileIron EMM Silver to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMSP-D-1YMC-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device Cloud Subscription License for 1 Year	Per Device	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMSP-DU-1YMC-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device to per User Cloud Subscription License for 1 Year	From Per Device to Per User	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMSP-U-1YMC-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per User Cloud Subscription License for 1 Year	Per User	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

19

20100106.054.S.001.A.017

MobileIron EMM Silver to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 2 Years	MI-EMSP-D-2YMC-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device Cloud Subscription License for 2 Years	Per Device	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 2 Years	MI-EMSP-DU-2YMC-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device to per User Cloud Subscription License for 2 Years	From Per Device to Per User	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 2 Years	MI-EMSP-U-2YMC-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per User Cloud Subscription License for 2 Years	Per User	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 3 Years	MI-EMSP-D-3YMC-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device Cloud Subscription License for 3 Years	Per Device	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 3 Years	MI-EMSP-DU-3YMC-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per Device to per User Cloud Subscription License for 3 Years	From Per Device to Per User	[* * *]
MobileIron EMM Silver to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 3 Years	MI-EMSP-U-3YMC-UP	Upgrade for MobileIron EMM Silver to Platinum Bundle per User Cloud Subscription License for 3 Years	Per User	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade
MobileIron EMM Gold to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMGP-D-1YMC-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device Cloud Subscription License for 1 Year	Per Device	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMGP-DU-1YMC-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device to per User Cloud Subscription License for 1 Year	From Per Device to Per User	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

20

20100106.054.S.001.A.017

MobileIron EMM Gold to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 1 Year	MI-EMGP-U-1YMC-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per User Cloud Subscription License for 1 Year	Per User	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 2 Years	MI-EMGP-D-2YMC-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device Cloud Subscription License for 2 Years	Per Device	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 2 Years	MI-EMGP-DU-2YMC-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device to per User Cloud Subscription License for 2 Years	From Per Device to Per User	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 2 Years	MI-EMGP-U-2YMC-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per User Cloud Subscription License for 2 Years	Per User	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 3 Years	MI-EMGP-D-3YMC-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device Cloud Subscription License for 3 Years	Per Device	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 3 Years	MI-EMGP-DU-3YMC-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per Device to per User Cloud Subscription License for 3 Years	From Per Device to Per User	[* * *]
MobileIron EMM Gold to Platinum Bundle Upgrade	MobileIron Cloud Subscription License for 3 Years	MI-EMGP-U-3YMC-UP	Upgrade for MobileIron EMM Gold to Platinum Bundle per User Cloud Subscription License for 3 Years	Per User	[* * *]
Notes:
(1) Min first time purchase required = [* * *] licenses of Enterprise Mobility Management Bundle (Silver or Gold or Platinum)
(2) Support levels must match across all products purchased
(3) All prices listed in the pricelist are in US Dollars

(4) Device: User = 1:1;. Means that if a Customer migrates from “per device” to “per user” - it is a 1:1 migration.
For example if Customer has 100 per device licenses, they would need to move to 100 per user licenses. No returns allowed.

(5) Max of 3 devices/user is the limitation of the per user license. Meaning each “per user” license is limited to 3 devices.
(6) Customers upgrading from Device to User cannot downgrade
(7) Intentionally omitted.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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20100106.054.S.001.A.017

(8) Premium Plus requires Premium or Direct Support.
(9) ATT Pricing is set as per the terms of the contract between ATT and MobileIron.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Appendix HH — Connected Cloud, Basic Connected Cloud, MI Cloud, BYOD Portal and Content Security Service SLAs

The following SLAs apply to MobileIron Connected Cloud, Basic Connected Cloud, MI Cloud, BYOD Portal and Content Security Service offerings.

Purpose:

The following document outlines the technical support escalation and engagement approach to be used between Supplier and AT&T technical resources for MobileIron Connected Cloud, Basic Connected Cloud, MI Cloud, BYOD Portal and Content Security Service offerings.  This document outlines the following:

●   Technical Support Summary

●   AT&T and Supplier Expectations

●   How to raise tickets/issues with Supplier Technical Support

●   Lifecycle of a Ticket

●   Ticket Escalation Processes

●   Change Management and Planned Maintenance

●   Outage Notification

●   Test Environment Access

●   Supplier Support SLAs (Severity 1 through Severity 4)

●   System Performance and Availability Monitoring

●   Performance Reporting

Technical Support Summary:

The technical support delivery model for Supplier and AT&T-led business initiatives is a collaborative effort, where Supplier and AT&T work together to respond to, and address customer needs.  Whether these are implementation related questions, or product issues or escalations, Customers often require assistance to help address technical challenges they experience with Supplier.

The collaborative partnership between Supplier and AT&T allows for AT&T to remain the primary resource interacting with the end-customer, but also provides AT&T with expert product guidance and assistance from the Supplier technical support staff where needed.

The following outlines the roles and responsibilities for both AT&T and Supplier, and provides an overview of how the two organizations will work together to resolve customer issues. Supplier and AT&T agree to revisit the overall approach outlined in this document quarterly to ensure that it meets the needs of the business, and that the Service Level Objectives are being met adequately.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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20100106.054.S.001.A.017

Within 30 days of the effective date of this agreement, AT&T and Supplier will develop a more detailed written interface agreement or update the existing interface agreement that covers the necessary actions to operationalize the requirements and framework outlined in this agreement which will be put in place without charge to AT&T.

Overview:

The Customer’s Help Desk shall provide Tier 1 support to end users.  AT&T shall provide Tier 2 and 3 support to the Customer’s Help Desk.  Supplier shall provide Tier 4 support to AT&T.

	Tier 1	Tier 2	Tier 3	Tier 4
MobileIron Connected Cloud, Basic Connected Cloud, MI Cloud, BYOD Portal and Content Security Service	Customer Help Desk	AT&T	AT&T	Supplier

Expectations of AT&T:

AT&T will serve as the front-line (aka Tier 2 and Tier 3) support organization for AT&T’s MobileIron Connected Cloud, Basic Connected Cloud, Cloud, BYOD Portal or Content Security Service offerings Customers.  If there are issues or concerns raised by the Customer, the first response and remediation efforts will come from the AT&T team.  In this model, AT&T resources will perform the following:

●   Receive and log customer issues or requests from the Customer Help Desk

●   Ticket and incident resolution management (ticket creation, incident status updates and ticket closure)

●   Determining initial Severity level for customer reported issues or requests.

●   Perform troubleshooting / triage including; but not limited to:

o   Basic product troubleshooting to eliminate user, device, or internal or third party issues

o   End-user registration validation

o   Collection of step-by-step details to re-create the issue

o   Attempt to re-create or troubleshoot issues given Customer input

o   Resolution of cases and escalations (if possible) prior to escalation to Supplier

o   Collection of problem description, version information, device information, configuration, logs or other diagnostic information for escalation to Supplier Support for those cases that cannot be resolved by AT&T.

●   Coordinate all communication and correspondence with the end-customer resource

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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20100106.054.S.001.A.017

●   Submit formal case(s) via Supplier web portal ticket system or phone hotline.

●   Manage information exchange to Supplier support organization for Advanced Tier 4 support cases.

●   Receive AT&T Customer acceptance and close tickets since AT&T owns the Customer relationship.

Expectations of Supplier Support Engineers:

For all issues that are raised to Supplier for assistance, Supplier resources will engage with AT&T resources to resolve the issue.  In this model the Supplier support resources will support both operational system uptime and product functionality by performing the following:

Technical Support:

●   Provide issue resolution and troubleshooting guidance to AT&T resources

●   Conduct advanced problem investigation, system diagnostics, and log analysis

●   Coordinate escalations to Supplier engineering resources for expert analysis and troubleshooting

●   Provide rapid-response to AT&T resources, including case updates and overall status of issues

●   Share root cause analysis when requested by AT&T and case resolution results and explanation details to AT&T to share with end-customer contacts

Hosting:

●   Supplier will monitor Supplier components related to the Service 24 hours per day, 7 days per week, and 365 days per year; and where possible, use commercially reasonable efforts to promptly mitigate any service effecting issues related to the Supplier components and the hosted service.

●   Ongoing Maintenance including Patch and Release Management for the Supplier Software.

●   Capacity Management to bring online additional hosting services and connectivity as required.

●   Ongoing maintenance of Supplier components hosted within the data center infrastructure including the implementation of upgrades to Supplier components of the hosted environment as required.

●   Backup - backup daily and store in a secure off site location customer configurations and data

●   Restore - have a disaster recovery plan designed to restore customer configurations and data in case of disaster that results in loss of customer configuration and data

●   Upon reasonable request from AT&T, during Supplier’s normal business hours, Supplier will make Supplier personnel available to  review Supplier’s disaster recovery plan.(Supplier is not required to provide a hard copy to AT&T)

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Additionally, all Customers who purchase technical support from Supplier and AT&T are entitled to receive the following software upgrades and updates per Supplier Support and Maintenance agreement:

●   Software Maintenance, including Software Error Correction and Bug Fixes. Supplier will provide the Customer access to all generally available software updates and software upgrades that are released during the maintenance term free of charge to customer’s purchasing support and maintenance.

Training

Supplier shall provide, training and certification sessions upon request for AT&T technical support personnel (Tier 2 Application Service Desk and Tier 3 Advanced Technical Support).  Such training will be free of charge if taken through MobileIron University.  Testing/Certification shall be provided free of charge for so long as Supplier provides testing/certification free of charge to similarly situated resellers.  On site training may be provided at Supplier’s standard training price.

Engagement Method

MobileIron technical support shall be available to AT&T 24x7x365 through one of the following methods:

Self Service Support Portal

●   All tickets shall be reported through the Self Service Portal regardless of Severity

●   Web-based support ticket system that allows AT&T resources to submit cases online, track case status, and access the MobileIron Knowledgebase (KB).

●   New case alerts are delivered to the MobileIron support team and routed according to severity of issue.

●   AT&T can access the support portal at the following URL: https://support.mobileiron.com

●   Individual user accounts will be created for all AT&T technical resources that require the ability to search the MobileIron KB and/or submit new tickets for escalation

[* * *]

●   In addition to the Self Service Portal, all urgent (Sev 1) issues shall be reported by Phone

When prompted for a customer account number, [* * *].

Calls received during weekend hours (6PM PT Friday through 6PM PT Sunday) and holidays will be handled by MobileIron 24 x 7 tech support team.  Depending on coverage schedule call will be routed to a MobileIron engineer or our case dispatch desk.

Ticket Life Cycle

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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The following is the information to be submitted by AT&T on the Self Service Portal where applicable when opening a ticket with Supplier:

o   ATT Engineer to select the end customer from the account name drop down, if the customer cannot be found then the subject line should include “Customer Name”: Description of Issue

o   MobileIron Version and Fully Qualified Domain Name (FQDN)

o   Sentry version, authentication type, HA details and FQDN

o   Exchange version

o   BYOD Portal version (where Customer has BYOD on-premise software only)

o   Device models and operating system

o   Supplier client software version

o   Screenshots of errors or issues

o   Logs capturing affected behavior

o   Steps taken to create issue

o   Ticket urgency

o   Business impact

o   Description of affected functionality

o   Any/all available information regarding latest changes (configuration, upgrades etc.)

Supplier shall redirect all AT&T reported issues not related to the Supplier application, hosted platform or hosted infrastructure back to AT&T.    If after initial troubleshooting by AT&T the issue cannot be isolated to a any specific component including the Supplier application, hosted platform or hosted infrastructure, then Supplier and AT&T shall work jointly and in good faith to identify the source of the issue.

Lifecycle of a Ticket:

AT&T shall establish the severity level of each ticket that it submits to Supplier at the time of submission.  Following Supplier’s acknowledgement of a ticket, if Supplier reasonably believes that the severity level noted by AT&T is inconsistent with the circumstances, Supplier may request that AT&T change the severity level and Supplier support team and AT&T will mutually review, discuss and assess the Severity level and priority/urgency. If AT&T determines, in its reasonable sole discretion, that there is a sound basis to change the severity level, then AT&T shall re-establish the level. Once a ticket is created, it is managed by Supplier team based on priority/urgency attributed to the ticket.  Severity 1 tickets (system outages and other critical escalations) are treated with the highest priority.  Supplier SLA is outlined in more detail in the table below.

Additionally, once a ticket is created in Supplier support system, it can be viewed and updated by either the Supplier or AT&T technical team.  Once a ticket has been created in Supplier’s technical support system, all email exchanges between Supplier’s technical support and AT&T technical support for that

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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ticket will be tracked via Supplier system.  This streamlines the communication approach and ensures all communication and correspondence between Supplier and AT&T is tracked within the ticket history.

An additional benefit of using the Supplier Support portal is getting access to Supplier’s knowledgebase, which contains extensive articles and troubleshooting tips to help accelerate ticket and case resolution times.  In many cases, AT&T resources may proactively find solutions to questions or escalations in Supplier knowledgebase without having to engage Supplier technical support resources.

Ticket Escalation Process:

For those tickets that are submitted via the formal process outlined above but are not addressed within the timeframes designated in the matrix below, the AT&T technical support organization may escalate to resources identified in the following table:

Escalation Level	Action	Contact
Level 1 --------- Case Escalation	1.) Click the escalation link available on the case. Provide reason for Escalation and Customer Business Impact 2.) Call Support Desk or Advocate and request case escalation	Phone: [* * *] [* * *] Phone: [* * *] Timezone: Global
Level 2 --------- Regional Support Manager	1.) Add a ticket comment requesting a level 2 escalation to a regional manager 2.) Call regional support manager with MobileIron ticket number	See Regional Support Managers Table
Level 3 --------- Global Support Director	1.) Email Support Director with ticket number requesting Level 3 Escalation 2.) Call support director with MobileIron ticket number.	[* * *] Timezone: PST
Level 4 --------- VP of Customer Success	1.) Email VP with ticket number requesting Level 4 Escalation 2.) Call VP with MobileIron ticket number.	[* * *] Timezone: PST

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Regional Support Managers

Manager	Title	Email	Phone	Timezone
[* * *]	Director — Technical Support	[* * *]	[* * *]	PST
[* * *]	Escalation Manager	[* * *]	[* * *]	PST
[* * *]	Manager — Technical Support	[* * *]	[* * *]	EST
[* * *]	Partner Support Manager	[* * *]	[* * *]	CET
[* * *]	Sr. Manager — Technical Support	[* * *]	[* * *]	CET and IST
[* * *]	Manager — Technical Support	[* * *]	[* * *]	IST

Severity	Ticket Escalation Threshold	Escalation Level
Severity 1 (Urgent)	[* * *]	Level 1 Escalation
	[* * *]	Level 2 Escalation
	[* * *]	Level 3 Escalation
	[* * *]	Level 4 Escalation

Severity 2 (High)	[* * *]	Level 1 Escalation
	[* * *]	Level 2 Escalation
	[* * *]	Level 3 Escalation

Severity 3 (Normal)	[* * *]	Level 1 Escalation & Notify Steven Smith - [* * *]
	[* * *]	Level 2 Escalation
	[* * *]	Level 3 Escalation

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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MobileIron Cloud Unavailable or severely degraded and more than 3 customers impacted.	[* * *]	Level 1 & Level 2 Escalation
	[* * *]	Level 3 Escalation
	[* * *]	TechOps Hotline - [* * *] & Level 4 Escalation

Table 4 — MobileIron Ticket Escalation Path

Following Information is required when escalating:

●   MobileIron Case Number

●   Reason for Escalation

●   Customer Business Impact

AT&T may also request escalation of any ticket to a higher level of urgency by calling Supplier help desk support line and requesting that the priority be raised or by updating the ticket online on the Self Service Support Portal.

MobileIron tickets are automatically escalated by the MobileIron ticket system when the following prescribed escalation thresholds are exceeded:

●    Urgent Priority (Sev 1) tickets are put in case escalation status within 1 hour and to the Global Director of Technical Support in 2 hours if they have not be assigned or responded to.

●    High Priority (Sev 2) tickets are put in case escalation status within 2 hours and the Global Director of Technical Support in 4 hours if they have not be assigned or responded to.Change Management and Scheduled Maintenance

Supplier will periodically upgrade Supplier controlled hosted environments (environments directly owned and controlled by Supplier and third party environments which are controlled by Supplier) in order to provide new functionality associated with new releases or resolve any known issues / bugs in Supplier Software. Supplier shall notify AT&T at

[* * *] and DL-ATTHostedMDMCertificationTeam@att.com of any planned releases, upgrades or maintenance to any Supplier controlled hosted environment. Notification of any planned major releases or new functionality shall be provided at least [* * *] in advance prior to release for Connected Cloud and Basic Connected Cloud ,   [* * *] in advance prior to release for, BYOD Portal and Content Security Service and [* * *] in advance prior to release for MI Cloud. The notification shall include the:

●   Release Notes and Documentation (not available for Content Security Service or MI Cloud until general availability)

●   Training (if applicable).

●   Access to Staging Environment for Training

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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●   Roll Back Plan (Not available for Content Security Service or MI Cloud)

●   Supplier will maintain BYOD Portal backwards compatibility with supported versions of VSP.  Supported Version means (i) the then-current version of VSP and (ii) any prior version of VSP for a period of 12 months after the first successor version to such prior version. If the release candidate is not backwards compatible, Supplier will roll back to prior version.  Supplier will maintain Content Security Service backwards compatibility with the then current version of CORE and the two previous releases with a minimum version being 7.5.

For the avoidance of doubt, the above shall not apply to urgent releases issued to resolve a Sev 1 Defect.

If AT&T has not responded to change management plan within [* * *] of the notification of a major release, Supplier shall escalate to the points of contact noted below.

Team Name	Contact Details

Area Manager, Enterprise Mobility Management Services (EMMS) Advanced Technical Support	[* * *]
Director, AT&T Enterprise Mobility Management Services (EMMS) Consulting and Advanced Technical Support	[* * *]

For any routine planned maintenance that does not include a new release or new functionality (e.g., bug fixes), Supplier shall notify AT&T at [* * *] for Connected Cloud and Basic Connected Cloud, BYOD Portal and Content Security Service  and [* * *] for MI Cloud. in advance of any planned maintenance and include the following information:

●   Release Notes and Documentation

●   Access to Staging Environment for Training

●   Roll Back Plan (Not available for Content Security Service or MI Cloud)

●   Supplier will maintain BYOD Portal backwards compatibility with supported versions of VSP.  Supported Version means (i) the then-current version of VSP and (ii) any prior version of VSP for a period of 12 months after the first successor version to such prior version. If the release candidate is not backwards compatible, Supplier will roll back to prior version. Supplier will maintain Content Security Service backwards compatibility with the then current version of CORE and the two previous releases with a minimum version being 7.5.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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If AT&T has not responded to change management plan within [* * *], Supplier may proceed with the planned maintenance with no further notification to AT&T (not applicable to Content Security Service or MI Cloud).

Scheduled change activity shall be performed during the following window: 9:00 PM PST - 11:59 PM Monday through Thursday and 9:00 PM PST Friday through 11:59 PM Sunday for US customers.  International Customers to be negotiated.

During the scheduled maintenance, MobileIron Technical Operations shall notify AT&T when maintenance has commenced and when it has been completed.  Additionally, MobileIron Technical Operations shall notify AT&T when issues are encountered that require the maintenance window to be extended or maintenance to be cancelled.

For emergency maintenance, MobileIron shall notify AT&T as soon as possible.

The method of notification should be through the following e-mail distribution lists: [* * *] should include the requested information and appropriate MobileIron contacts.

AT&T will be responsible for notifying customers of any scheduled or emergency change or maintenance activity.

Non - Production Environment Access:

Supplier will provide AT&T with access to a staging area for new product release or routine maintenance releases no later than [* * *] prior to any official go-live in production environment for Connected Cloud and Basic Connected Cloud and no later than  f) [* * *] prior to any official go-live in production environment for BYOD Portal and Content Security Services and [* * *] prior to any official go-live production environment for MI Cloud.  This will allow AT&T support resources to test and become familiar with any new functionality introduced in the new release in advance of their customers accessing the new features.

Outage Notifications

Supplier shall notify AT&T of any service interruptions [* * *] and include the following:

●   Description of the Outage

●   Estimated Time to Repair; if known

●   MobileIron Case Number

●   Outage Bridge Phone Number and Pin; if applicable

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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[* * *]  In order to keep informed real-time of resolution status. AT&T will need to initiate a level 2 escalation and request a Tier 5 resource join a Bridge. If no response from duty manager [* * *], AT&T will call the MobileIron Tech Ops On-call at the number specified in Table 4 — MobileIron Ticket Escalation Path MobileIron shall provide outage updates via the AT&T e-mail distribution list [* * *] until resolved.  The EMMS ASD will maintain responsibility for customer notification and ongoing communication.

Supplier shall provide a preliminary root cause analysis of the service interruption within 24 hours of resolution with a final root cause analysis within 1 week of resolution.

Supplier Support SLA:

Supplier’s Technical Support offering provides the following response times (SLA’s) for tickets escalated in accordance with the procedures set forth in this document based on the severity of the submitted issue:

Response Times and Status Update Interval for Severity 1, Severity 2, Severity 3 and Severity 4 should be according to the table below.

Severity Level	Definition	Response Time**	Status Update Interval
Urgent (Severity 1)

A severity one (1) issue is a catastrophic production problem which may severely impact the client’s production systems, or in which client’s production systems are down or not functioning; loss of production data and no procedural work around exists; loss of ability to administer the system

		[* * *]	[* * *]
High (Severity 2)

A severity two (2) issue is a problem where the client’s system is functioning but in a severely reduced capacity. The situation is causing significant impact to portions of the client’s business operations and productivity. The system is exposed to potential loss or interruption of service.

		[* * *]	[* * *]
Normal (Severity 3)

A severity three (3) issue is a medium-to-low impact problem which involves partial non-critical functionality loss. One which impairs some operations but allows the client to continue to function. This may be a minor issue with limited loss or no loss of functionality or impact to the client’s operation and issues in which there is an easy circumvention or avoidance by the end user. This includes documentation errors.

		[* * *]	[* * *]

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Low (Severity 4)

A severity four (4) issue is for a general usage question or recommendation for a future product enhancement or modification. There is no impact on the quality, performance or functionality of the product

	[* * *]	[* * *]

*  Requires that issue be reported via phone call to MobileIron technical support center

** Initial Response Time is for Acknowledgement of Issue, Not Necessarily Resolution

*** Or at intervals agreed to by both parties and documented in ticket log notes

Note: Business days are 6am to 6pm Pacific Time Monday-Friday; excluding holidays

Performance Reporting and Governance:

Availability

Supplier shall ensure that the service maintains an overall monthly Availability of [* * *] .  This availability requirement excludes Scheduled Downtime for approved maintenance.  This Availability requirement also excludes downtime caused by AT&T’s or a Customer’s misuse of the Services, or force majeure events not within Supplier’s Span of Control.

Governance and Reporting

AT&T and Supplier shall engage in regularly quarterly meetings to review operational metrics, overall partnership, performance reports, customer support issues, any necessary changes to M&P’s, troubleshooting processes, escalations and overall support or engagement processes.     In connection with such meetings, Supplier shall provide AT&T with performance reports on a monthly basis in a format that is mutually agreed upon by Supplier and AT&T.  The performance report shall include all Service Level Agreements and Objectives as well as other key operations performance indicators outlined below:

●   Total  Trouble Ticket Volume — Opened  during calendar quarter

●   Total Trouble Ticket Tickets Resolved / Closed during the calendar quarter

●   Total Trouble Tickets Outstanding (i.e. open at close of business of last day of the quarter)

●   Breakdown by Severity

o   Trouble Ticket Volume — Opened during calendar quarter

o   Avg. Response Time  (this will only be average initial response)

o   Trouble Tickets Resolved / Closed during the calendar quarter

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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o   Average Mean Time to Resolution  (to be calculated as the time between ticket open and set to resolved and will factor in time waiting on responses from partner and internal teams)

o   Trouble Tickets Outstanding (i.e. open at close of business of last day of the quarter)

●   Service Availability for MI Cloud, Connected Cloud, BYOD Portal and Content Security Service

In times where there are repeatable critical issues pertaining to AT&T Clients, meeting(s) will need to occur more frequently until the issues at hand are resolved, and at which time the meetings will resume their regular schedule.  The frequency of the meetings (and applicable reporting) may be changed by agreement of both parties.

BYOD Portal and Content Security Service Software Performance Requirements (for Network-based offerings)

Service Latency (Not applicable to Content Security Service)

User requests for Managed Services shall be fulfilled in accordance with Table below for each calendar month. This includes delivery of all bytes of the response (content plus protocol overhead) that Supplier controls.

The Parties agree to review such latency targets from time to time during the Term.

Percentile 1	Latency Target 1	Percentile 2	Latency Target 2
[* * *]	[* * *]	[* * *]	[* * *]

The design of Supplier’s latency monitoring infrastructure will ensure appropriate components of the request and response are adequately measured.

Service Component Availability

Managed Service availability shall be maintained (subject to exclusion for Scheduled Downtime as described under “Availability” above) and reported for the following:

Service Component	Performance	Measurement Tool
Supplier Application Server	[* * *]	Supplier site at http://www.mobileiron.com/en/products/deployment-options/trust

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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Anti-Virus

Supplier shall use commercially reasonable efforts to deliver the Connected Cloud, Basic Connected Cloud, MI Cloud, and BYOD Portal Software without any material bugs, viruses, worms, Trojan horses, web bugs, time bombs, “spyware” or other harmful disruptive or invasive code or components.

Emergency Maintenance

Should Supplier require Emergency Maintenance, Supplier will contact AT&T Operations immediately in accordance with the procedures set forth above under the title “Change Management and Planned Maintenance”. Any Down Time resulting from Emergency Maintenance shall be included as Down Time in the Availability calculation and reports, except where the Emergency Maintenance arises or is the result AT&T’s or a Customer’s misuse of the Services, or force majeure events not within Supplier’s Span of Control.

[* * *] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities act of 1933, as amended.

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